As filed with the Securities and Exchange Commission on April 28, 2014

Registration No. 333-172473

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 3

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 249

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2014, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® 4 Series Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2014

This Prospectus describes interests in VENTURE® 4 SERIES flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® 4 Series Variable Annuity Contract for the name of your issuing Company. Effective October 12, 2012, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS
Bond PS Series[1]	Core Strategy Trust
Lifestyle Balanced PS Series	Lifestyle Balanced MVP
Lifestyle Conservative PS Series	Lifestyle Balanced PS Series
Lifestyle Growth PS Series	Lifestyle Conservative MVP
Lifestyle Moderate PS Series	Lifestyle Conservative PS Series
Ultra Short Term Bond Trust	Lifestyle Growth MVP
Lifestyle Growth PS Series
Lifestyle Moderate MVP
Lifestyle Moderate PS Series
Ultra Short Term Bond MVP

[1]

You cannot directly allocate Purchase Payments or Contract Value to the Bond PS Series Subaccount. If you purchased a Contract with one of the Income Plus for Life® 6.11 Series Riders (the “IPFL 6.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Bond PS Series Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 6.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
30 Dan Road – Suite 55444	P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0414:4703444	Venture® 4 Series

ii

I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 6.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

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Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the applicable Separate Account.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Bond PS Series Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 6.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 6.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Series Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 6.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Period: The period of time we use to measure the availability of Credits.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 6.11 Rider) age on each Contract Anniversary.

Designated Investment Option: The Variable Investment Option that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®. Currently, the Designated Investment Option is the Bond PS Series Subaccount.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 6.11 Series Riders.

Income Plus For Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 6.11 Rider.”

Income Plus For Life – Joint Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 6.11 Rider.”

Income Plus For Life® 6.11 Series Riders: Both Income Plus For Life® 6.11 Riders – i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11. We also may refer to these Riders as the “IPFL 6.11 Series Riders.”

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Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins.

Lifestyle PS Series Subaccounts: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Series Subaccount, Lifestyle Conservative PS Series Subaccount, Lifestyle Growth PS Series Subaccount and Lifestyle Moderate PS Series Subaccount. We make the Lifestyle PS Series Subaccounts available under a Contract with an IPFL 6.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 6.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle PS Series Subaccounts and a “Designated Investment Option” (currently the Bond PS Series Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect Additional Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Bond PS Series Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Bond PS Series Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “V. Description of the Contract – Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 6.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

What charges do I pay under the Contract?

The Contracts have an annual Contract fee of $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life® 6.11 Series Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 6.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate PS Series Subaccount

Ultra Short Term Bond Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Bond PS Series Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 6.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond PS Series Subaccount, but we may transfer your Contract Value between the Lifestyle PS Series Subaccounts you choose and the Bond PS Series Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 6.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle PS Series Subaccounts and a “Designated Investment Option” (currently the Bond PS Series Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle PS Series Subaccounts is affected by automatic transfers we may make to and from the Bond PS Series Subaccount. An Income Plus For Life® 6.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

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Contracts without an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract without an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Core Strategy Subaccount

Lifestyle Balanced MVP Subaccount

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative MVP Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth MVP Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate MVP Subaccount

Lifestyle Moderate PS Series Subaccount

Ultra Short Term Bond Subaccount

All Contracts

Before you select Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 6.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 6.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

Transfers under Contracts with an Income Plus For Life® 6.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 6.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Series Subaccounts you select and a Designated Investment Option (currently the Bond PS Series Subaccount) (see “VI. Optional Benefits”).

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How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 6.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 6.11 Series Riders

The Income Plus For Life® 6.11 Series Riders (or “IPFL 6.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 6.11 Series Rider through your financial advisor’s authorized distributor. If we issued you a Contract with an IPFL 6.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 6.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 6.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 6.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 6.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 6.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 6.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Series Subaccounts you select and a Designated Investment Option (currently the Bond PS Series Subaccount). We only make these automatic transfers to or from the Bond PS Series Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond PS Series Subaccount.

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 6.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest

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“Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).

If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 6.11 Series Rider, you can invest your Contract Value in the Investment Options available under a Contract without an IPFL 6.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with a qualified tax advisor regarding the suitability of the Contract.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® 4 Series Contract. These fees and expenses are more completely described in this Prospectus under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	8%
Second Year	7%
Third Year	6%
Fourth Year	5%
Fifth Year and Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”).
[2]

This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.00%
Administration Fee (asset based)	0.15%
Distribution Fee	0.55%

Total Annual Separate Account Expenses[2]	1.70%
(With No Optional Riders Reflected)

Optional Benefits
Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee	0.30%

Total Annual Separate Account Expenses[4]	2.00%

[1]	The annual Contract fee is waived if you are registered for e-delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee, Distribution Fee, as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

	IPFL 6.11 Rider [1]	IPFL – Joint Life 6.11 Rider[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

[1]

The current charge for the Income Plus For Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

[2]

The current charge for the Income Plus For Life – Joint Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® 4 Series with IPFL 6.11 Series Rider		Venture® 4 Series without IPFL 6.11 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2013)	Minimum	Maximum	Minimum	Maximum

Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.87%	0.99%	0.86%	0.99%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,246	$2,106	$2,636	$5,454
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$511	$1,558	$2,636	$5,454

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,048	$1,518	$1,594	$3,319
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$309	$941	$1,594	$3,319

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, MA 02021-2809. John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to a Designated Investment Option (currently the Bond PS Series Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment

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policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from a Designated Investment Option (currently the Bond PS Series Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract could differ substantially from that of another Portfolio with a similar name and investment objective that is also available under the Contract.

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 6.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

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The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge.

Funds of Funds

The Core Strategy Trust Portfolio and each of the John Hancock Variable Insurance Trust’s “Lifestyle” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Bond PS Series Series II	Seeks income and capital appreciation. The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the Portfolio’s average maturity.

Core Strategy Trust Series II	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Balanced MVP Series II	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Conservative PS Series Series II	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Growth MVP Series II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series II	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

Lifestyle Moderate PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust Series II

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VIII. Federal Tax Matters,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•

(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” You should consult with a qualified tax advisor for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012;

•	no automatic withdrawal program from your Contract is in effect;

•	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase; and

•	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

•

you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment; or

•	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan; or

•	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

•	You and your Spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

•	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.

•	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond PS Series Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond PS Series Subaccount, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 6.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

•	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

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Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) automatic transfers to or from a Designated Investment Option (currently the Bond PS Series Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Until the close of business on July 1, 2014, you may transfer amounts out of any Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Investment Options available under your Contract and/or Rider with no charge, and the transfer will not count against the number of permitted transfers.

Automatic Transfers Under IPFL 6.11 Series Riders

If you purchased a Contract with an IPFL 6.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from a Designated Investment Option (currently the Bond PS Series Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hard copy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are

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enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from a Designated Investment Option (currently the Bond PS Series Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;

(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and

(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from a Designated Investment Option (currently the Bond PS Series Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing program.

Although we process a scheduled transaction under the Asset Rebalancing program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;

(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and

(iii)	gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

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You should consult with your financial advisor to assist you in deciding whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a withdrawal from a Contract with an IPFL 6.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond PS Series Subaccount.

When making a withdrawal from a Contract without an IPFL 6.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® 4 Series Variable Annuity Contracts that do not have an Income Plus For Life® 6.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional Income Plus For Life® 6.11 Series Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals. (Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

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We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

For Contracts without an IPFL 6.11 Series Rider, we administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 6.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VIII. Federal Tax Matters – Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as

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the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;

(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;

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(c)	the change is from one guardian , custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(d)	ownership is transferred to the Owner’s Spouse following the death of the Owner.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website; and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 6.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

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Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under an IPFL 6.11 Series Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider. We make additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® 6.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with an IPFL 6.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 6.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life 6.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the

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excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 6.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 6.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity

Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 2.73%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the

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transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

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On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

•	the Income Plus For Life® 6.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and

•

the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*	We use the term “IPFL 6.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date, if the current Maturity Date is earlier than the default Maturity Date, or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider.”

Features of the IPFL 6.11 Series Riders

Covered Person(s)

The Income Plus For Life® 6.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 6.11) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 6.11).

Single Life Guarantee. For Income Plus For Life® 6.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 6.11 Riders provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, determined at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.

Availability

You could have elected an IPFL 6.11 Series Rider at the time you purchased a Contract. You may have elected to purchase an Income Plus For Life® 6.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 6.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

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The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

•

that includes your instructions for the reallocation of Contract Value (at your option, including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 6.11 Series Rider; and

•	that we receive in Good Order no later than 30 days after the effective date of the increase.

At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

•	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;

•	if applicable, we will transfer your total Contract Value to your new Investment Option allocations; and

•	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. Any reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 6.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 6.11 Series Riders Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for the IPFL 6.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract, or

•	(for the IPFL – Joint Life 6.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 6.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or Benefit Rate. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

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Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 6.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate. We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age

Covered Person’s age during Contract Year of first withdrawal after Lifetime Income Date	IPFL 6.11 Rider	IPFL – Joint Life 6.11 Rider

59 1/2 – 64	4.00%	3.75%

65 and over	5.00%	4.75%

If you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 6.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchased a Contract with the IPFL 6.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59 1/2 and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 6.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 6.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 6.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 6.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 6.11 Series Rider are:

Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced PS Series Subaccount Lifestyle Growth PS Series Subaccount Lifestyle Moderate PS Series Subaccount Lifestyle Conservative PS Series Subaccount*	Ultra Short Term Bond Subaccount* Lifestyle Conservative PS Series Subaccount*	Bond PS Series Subaccount

*	Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Series Subaccount and/or the Ultra Short Term Bond Subaccount.

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When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond PS Series Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

You should consult with your financial advisor to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 6.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Series Subaccounts and a Designated Investment Option (currently the Bond PS Series Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Series Subaccounts shown above and the Bond PS Series Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Bond PS Series Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle PS Series Subaccounts to the Bond PS Series Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Bond PS Series Subaccount to the Lifestyle PS Series Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 6.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Series Subaccounts and the Bond PS Series Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Bond PS Series Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Series Subaccounts whenever a portion of your Contract Value is invested in the Bond PS Series Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond PS Series Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

•	of the amount, if any, and duration of any investment in the Bond PS Series Subaccount;

•	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or

•	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Bond PS Series Subaccount. Your Contract refers to the Bond PS Series Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a merger or a substantial change in the investment objectives and strategy of the Bond PS Series Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

•	prior to the Lifetime Income Date, the full amount of Additional Purchase Payments we receive on that Business Day; and

•	on or after the Lifetime Income Date, the excess, if any, of any Additional Purchase Payments we receive on that Business Day over any withdrawal since the later of:

¡	the Lifetime Income Date, or

¡	the date of the most recent Additional Purchase Payment that increased the Reference Value, or

¡	the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

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We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from a Designated Investment Option (currently the Bond PS Series Subaccount) based on:

•	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”) or

•	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond PS Series Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond PS Series Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Bond PS Series Subaccount under the following circumstances:

•	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®, or

•	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or

•	if the RV Ratio is less than 82.5% on any Monthly Anniversary, or

•	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

•	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or

•	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond PS Series Subaccount.

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Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond PS Series Subaccount. In each example, we assume that:

•	your Contract Value has been allocated to the Lifestyle PS Series Subaccounts,

•	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Bond PS Series Subaccount,

•	there are no transactions, as described in STEP TWO, and

•	there is Contract Value allocated in the Bond PS Series Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond PS Series Subaccount to any Lifestyle PS Series Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond PS Series Subaccount from your selected Lifestyle PS Series Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Bond PS Series Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Bond PS Series Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Series Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle PS Series Subaccounts to the Bond PS Series Subaccount may occur more frequently than transfers from the Bond PS Series Subaccount back to your selected Lifestyle PS Series Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

•	you make an Additional Purchase Payment, or

•	you transfer Contract Value between your selected Variable Investment Options, or

•	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

•	at least one of the transactions described in the section above has occurred ,

•	the RV Ratio first declines below 92.5%,

•	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,

•	the RV Ratio is less than 82.5% on the Monthly Anniversary, or

•	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

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STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond PS Series Subaccount. It does this by:

•	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle PS Series Subaccounts that you may select;

•	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Series Subaccounts;

•

determining the amount of Contract Value*, if any, (a) to be transferred from the Lifestyle PS Series Subaccounts to the Bond PS Series Subaccount; or (b) to be transferred to the Lifestyle PS Series Subaccounts from the Bond PS Series Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle PS Series Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 6.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle PS Series Subaccounts on the date of this Prospectus is:

•	Lifestyle Growth PS Series Subaccount – 70

•	Lifestyle Balanced PS Series Subaccount – 50

•	Lifestyle Moderate PS Series Subaccount – 40

•	Lifestyle Conservative PS Series Subaccount – 20

If your Contract Value is in more than one Lifestyle PS Series Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Series Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Series Subaccount or the Ultra Short Term Bond Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Series Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Subaccount, only the amounts in the two Lifestyle PS Series Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle PS Series Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Bond PS Series Subaccount, if any, on any Business Day based on:

•	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Series Subaccounts in which your Contract is invested);

•	the RV Ratio; and

•	your entire Contract Value on the date of the calculation.

*

The Portfolio Stabilization Process® uses the term “Target Bond PS Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Designated Investment Option (currently the Bond PS Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value

(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value

(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond PS Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

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The amount of your Contract Value required to be invested in the Bond PS Series Subaccount (if any):

•	can differ depending on the Lifestyle PS Series Subaccounts you select;

•	can differ depending on the Contract Value allocated to each of your Investment Options; and

•

can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond PS Series Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

•	the Ultra Short Term Bond Subaccount; or

•	the Lifestyle Conservative PS Series Subaccount if that is the only one of the Lifestyle PS Series Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Bond PS Series Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Series Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle PS Series Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle PS Series Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Series Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle PS Series Subaccounts.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth PS Series Subaccount		100% Lifestyle Balanced PS Series Subaccount		100% Lifestyle Moderate PS Series Subaccount		100% Lifestyle Conservative PS Series Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth PS Series Subaccount		Lifestyle Balanced PS Series Subaccount		Lifestyle Moderate PS Series Subaccount		Lifestyle Conservative PS Series Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 - 86.1%	50	88.0 - 88.3%	40	90.0 - 90.3%	20	100%
3	70	71.4 - 72.2%	50	76.0 - 76.7%	40	80.0 - 80.6%	20	100%
2	70	57.1 - 58.4%	50	64.0 - 65.0%	40	70.0 - 70.9%	20	100%
1	70	42.9 - 44.5%	50	52.0 - 53.4%	40	60.0 - 61.2%	20	100%
0	70	28.6 - 30.7%	50	40.0 - 41.8%	40	50.0 - 51.5%	20	100%

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

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EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Series Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth PS Series Subaccount		50% Lifestyle Conservative PS Series Subaccount		80% Lifestyle Growth PS Series Subaccount		20% Ultra Short Term Bond Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth PS Series Subaccount		Lifestyle Conservative PS Series Subaccount		Lifestyle Growth PS Series Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	45	50%	45	50%	70	80%	—	—
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	—	—
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	—	—
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	—	—
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	—	—
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	—	—

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond PS Series Subaccount.

WE PROCEED TO STEP FOUR:

•	when your current Contract Value allocation in the Lifestyle PS Series Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or

•	when your current Contract Value allocation in the Bond PS Series Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle PS Series Subaccounts you select and the Bond PS Series Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond PS Series Subaccount could occur as a result of:

•	declines in your Contract Value as a result of poor investment performance of the Subaccounts; or

•

withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle PS Series Subaccounts to the Bond PS Series Subaccount. We are authorized to transfer Contract Value to the Bond PS Series Subaccount from all Lifestyle PS Series Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Series Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle PS Series Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Series Subaccounts on possible transfers under your Contract to the Bond PS Series Subaccount. In both examples, we assume:

•	you purchased a Contract with an IPFL 6.11 Series Rider for a one-time Purchase Payment of $100,000;

•	the Reference Value of your Contract is $100,000; and

•	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Bond PS Series Subaccount of $12,857 (14.1%) of your Contract Value.

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EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount and Ultra Short Term Bond Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth PS Series Subaccount and 50% of your Contract Value is in the Ultra Short Term Bond Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Bond PS Series Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Bond PS Series Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond PS Series, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Bond PS Series Subaccount to the Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Series Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond PS Series Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Bond PS Series Subaccount to all of the Lifestyle PS Series Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Series Subaccount. This could happen in instances involving:

•	favorable investment performance in the Ultra Short Term Bond Subaccount or Bond PS Series Subaccount relative to your other selected Investment Options;

•	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or

•	your transfer of Contract Value from a Lifestyle PS Series Subaccount to the Ultra Short Term Bond Subaccount or to a different Lifestyle PS Series Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle PS Series Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Bond PS Series Subaccount to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Series Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Series Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Series Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Series Subaccount.

In such an event, your Contract Value allocated to the Bond PS Series Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Series Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Series Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Series Subaccount.

In such an event, your Contract Value allocated to the Bond PS Series Subaccount will be transferred automatically to the Lifestyle Conservative PS Series Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 6.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 6.11 Series Rider.

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Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 6.11 Series Riders with the following Credit features:

•	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate
64 and under	5%
65 and over	6%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life® 6.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,200 (4% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,400 (4% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

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EXAMPLE (Income Plus For Life – Joint Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 6.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the

Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit rate is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $3,938 (3.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,125 (3.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783 (4.75% × $100,700).

Step-Ups. The IPFL 6.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 6.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The IPFL 6.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (if allowed and up to specified limits).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

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EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 6.11 Series Rider with the Portfolio Stabilization Process®, you authorized us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond PS Series Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date; or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•

a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 – ..0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

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We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 6.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 6.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

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•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 6.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 6.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 6.11 Series Rider is a Contract Value that is less than or equal to the greater of:

•	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or

•	$1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 6.11) remains alive.

There is no Settlement Phase under an IPFL 6.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 6.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 6.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 6.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then the IPFL 6.11 Series Rider:
1. Not the Covered Person

•    may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.

•    continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.

2. The Covered Person	• ends without any further benefit.

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If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 6.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 6.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 6.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 6.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 6.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 6.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 6.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 6.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 6.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

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Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 6.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 6.11 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 6.11) the death of the Covered Person;

•	(for IPFL – Joint Life 6.11) the death of the last Covered Person remaining under the Rider;

•	the date a new Rider becomes effective under any exchange program that we may make available;

•	the date the Owner is changed or the Contract is assigned, unless

¡	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

¡	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

¡	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or

¡	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the assignment is for purposes of a tax qualified exchange; or

•	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Bond PS Series Subaccount into the Subaccounts available to Contracts without an IPFL 6.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit. Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider and an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the IPFL Series 6.11 Rider.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any Additional Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

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Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless:

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 4 complete Contract Years. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts” described below; (iii) distributions required to satisfy federal income tax minimum distribution requirements with respect to the Contract; or (iv) Purchase Payments that have been in the Contract more than 4 complete Contract Years. In no event may the total withdrawal charges exceed 8% of the amount invested.

We first allocate a withdrawal to accumulated earnings as described below, next to any “free Withdrawal Amount” in excess of accumulated earnings and finally to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments are liquidated.

Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof in excess of the free Withdrawal Amount that is liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the charge structure you selected at issue. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

John Hancock USA

John Hancock NY

Withdrawal Charge* (as a percentage of Purchase Payments)

First Year	8%
Second Year	7%
Third Year	6%
Fourth Year	5%
Fifth Year & Thereafter	0%

*	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in all states)

In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the “Benefit Eligibility Date” and prior to the Maturity Date if all of the following apply:

•	the Owner has been confined to an “Eligible Medical Care Facility” for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;

•	confinement was prescribed by a “Physician”;

•	confinement was medically necessary in the judgment of the “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such withdrawal; and

•

the request for a withdrawal and “Due Proof of Confinement” are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.

The “Benefit Eligibility Date” is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.

An “Eligible Medical Care Facility” is a licensed “Nursing Home” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Nursing Home” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A “Hospital” is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by a staff of “Physicians”; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s family who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.

The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

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Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 1.00%.

The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Distribution Fee

We make an additional asset-based charge, as shown in “III. Fee Tables,” to cover our distribution expenses. We deduct a daily charge, at an annual effective rate of 0.55% of the value of each Variable Investment Option, from each corresponding Subaccount to reimburse us for distribution expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though distribution expenses may increase, we guarantee that the amount of the distribution fees will not increase as a result.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of withdrawal charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts involve sales to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

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•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 6.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 6.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect an IPFL 6.11 Series Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment

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in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

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You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

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Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

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You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

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Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contract intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1/2; or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

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These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of the distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”) , we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we had entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

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See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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IX. General Matters

Asset Allocation Services

We are aware that certain third parties offer asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (see “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (see “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life® 6.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with guaranteed minimum withdrawal benefit Riders.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

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Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2013, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information about the Portfolio Stabilization Process®
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A Statement of Additional Information Table of Contents

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information about the Portfolio Stabilization Process®
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Accounts’ financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $30,000 = $1,800.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,800 + $1,400 = $3,200.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000 - $0 = $50,000.

c)	Next we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.

d)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $25,000 = $1,500.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,500 + $1,400 = $2,900.

Example 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.

c)	When the Contract is surrendered, we calculate the free Withdrawal Amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $47,000 = $2,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000 - $2,000 = $47,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $27,000 = $1,620.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.

•	The total withdrawal charge is $1,620 + $1,400 = $3,020.

A-1

Appendix B: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 6.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table B-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table B-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table B-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:
A) Before Lifetime Income Date	An Additional Purchase Payment increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
B) On and after the Lifetime Income Date	An Additional Purchase Payment increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
Increases in Guaranteed Amounts:
Credit	A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.
Step-Up	A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL Series 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table B-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
From a selected Investment Option	The IPFL 6.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.
Pro rata from each Investment Option in which your Contract Value is allocated	Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond PS Series Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).
Withdrawals before the Lifetime Income Date	Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Withdrawals of the Lifetime Income Amount after the Lifetime Income Date	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Excess Withdrawals after the Lifetime Income Date	Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
Withdrawals after the Lifetime Income Date under the Income Made Easy Program:
(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.
(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year	Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.
(C) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the full allowable amount	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
(D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount)	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.
(E) a specified dollar amount that is less than the full allowable amount

Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Series Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals under the Life Expectancy Distribution program: Same as Income Made Easy selections (C) and (D), above.

Appendix C: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

•	Owner A allocates the entire $100,000 to Lifestyle Growth PS Series Subaccount.

•	Owner B allocates the entire $100,000 to Lifestyle Conservative PS Series Subaccount

•	Owner C allocates $50,000 to Lifestyle Balanced PS Series Subaccount and $50,000 to Lifestyle Conservative PS Series Subaccount.

•	Owner D allocates $90,000 to Lifestyle Growth PS Series Subaccount and $10,000 to Ultra Short Term Bond Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Bond PS Series Subaccount	Transfer from Bond PS Series Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)	Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)	Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Series Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth PS Series Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Series Subaccount. We transfer this amount from the Lifestyle Growth PS Series Subaccount, leaving a balance of $84,829 in that Subaccount.

b)

Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Series Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative PS Series Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Bond PS Series Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Series Subaccount, the AEAF of 20 will result in no required allocation to the Bond PS Series Subaccount, regardless of the value of the RV Ratio Band.

c)

Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Series Subaccount and $48,246 in the Lifestyle Conservative PS Series Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Bond PS Series Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts. The amount transferred from the Lifestyle Balanced PS Series Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Series Subaccount is $4,022.

d)

Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Series Subaccount and $9,611 in the Ultra Short Term Bond Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Series Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Subaccount is credited toward the total that must be allocated to the Bond PS Series Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth PS Series Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Bond PS Series Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle PS Series Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)

Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Series Subaccount and $26,736 in the Bond PS Series Subaccount). The Lifestyle Growth PS Series Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Series Subaccount. Since $26,736 is already in the Bond PS Series Subaccount, we transfer the excess amount of $12,957 from the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Series Subaccount, $44,323 in the Lifestyle Conservative PS Series Subaccount, and $7,865 in the Bond PS Series Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the

RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Bond PS Series Subaccount. Since $7,865 is already in the Bond PS Series Subaccount, we transfer the $7,865 from the Bond PS Series Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,922.

d)

Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Series Subaccount, $9,467 in the Ultra Short Term Bond Subaccount and $16,941 in the Bond PS Series Subaccount). 100% of the Contract Value in the Lifestyle PS Series Subaccounts is in the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Series Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Subaccount and $16,941 is allocated to the Bond PS Series Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 – $13,688) from the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Subaccount.

Example 4: RV Ratio is less than 82.5%

a)

Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Bond PS Series Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Series Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond PS Series Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Series Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Bond PS Series Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount.

b)

Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Bond PS Series Subaccount.

c)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Bond PS Series Subaccount, $23,779 in the Lifestyle Balanced PS Series Subaccount and $26,773 in the Lifestyle Conservative PS Series Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond PS Series Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Series Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS Series Subaccount decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Bond PS Series Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Bond PS Series Subaccount proportionally from the Lifestyle Moderate PS and Lifestyle Conservative PS Series Subaccounts ($383 from the Lifestyle Moderate PS Series Subaccount and $430 from the Lifestyle Conservative PS Series Subaccount).

d)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Bond PS Series Subaccount, $25,694 in the Lifestyle Growth PS Series Subaccount and $8,965 in the Ultra Short Term Bond Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond PS Series Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Series Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Bond PS Series Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Subaccount reduces the required allocation to the Bond PS Series Subaccount to $51,827. Therefore, we transfer $867 from the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount since there is an excess in the Bond PS Series Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Series Subaccount and $26,910 in the Bond PS Series Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Bond PS Series Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $64,770 ($68,358 – $5,000 × $68,358/$95,268). The balance in the Bond PS Series Subaccount is $25,497 ($26,910 – $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The

RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Bond PS Series Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth PS Series Subaccount to the Bond PS Series Subaccount.

b)	Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 – $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Series Subaccount.

c)

Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Series Subaccount, $45,946 in the Lifestyle Conservative PS Series Subaccount, and $7,776 in the Bond PS Series Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)

Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Series Subaccount, $9,665 in the Ultra Short Term Bond Subaccount and $29,605 in the Bond PS Series Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS, Ultra Short Term Bond and Bond PS Series Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $51,766 ($64,676 – $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Subaccount is $9,150 ($9,665 – $5,000 × $9,665/$93,947). The balance in the Bond PS Series Subaccount is $28,030 ($29,605 – $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Bond PS Series Subaccount. The $9,150 in the Ultra Short Term Bond Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 – $28,030) from the Lifestyle Growth PS Series Subaccount to the Bond PS Series Subaccount.

Example 6: Additional Purchase Payments

a)

Assume Owner A makes an Additional Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond PS Series Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond PS Series Subaccount). The Reference Value increases by $5,000 – the excess of the Additional Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Bond PS Series Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth PS Series Subaccount to the Bond PS Series Subaccount. In this example, although the RV Ratio Band increases as a result of the Additional Purchase Payment, a transfer to the Bond PS Series Subaccount is required because the entire Additional Purchase Payment went into the Lifestyle Growth PS Series Subaccount.

b)

Assume Owner B makes an Additional Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Series Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Series Subaccount and $10,000 in the Lifestyle Moderate PS Series Subaccount). The Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Series Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Bond PS Series Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative PS and the Lifestyle Moderate PS Series Subaccounts to the Bond PS Series Subaccount. The amount transferred from the Lifestyle Conservative PS Series Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Series Subaccount is $180 ($1,769 × $10,000/$98,387).

c)

Assume Owner C makes an Additional Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Series Subaccount and 50% to the Lifestyle Conservative PS Series Subaccount. The Contract Value prior to the Additional

Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Series Subaccount, $43,748 in the Lifestyle Conservative PS Series Subaccount and $7,380 in the Bond PS Series Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Series Subaccount, $48,748 in the Lifestyle Conservative PS Series Subaccount and $7,380 in the Bond PS Series Subaccount). Next, the Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio Stabilization Process® does not require any amount to be allocated to the Bond PS Series Subaccount. We proceed to Step Four and transfer the $7,380 from the Bond PS Series Subaccount proportionally to the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)

Assume Owner D makes an Additional Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Series Subaccount and 10% to the Ultra Short Term Bond Subaccount. The Contract Value prior to the Additional Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Series Subaccount, $9,214 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Series Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Series Subaccount, $9,714 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Series Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 Additional Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Series Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Series Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Subaccount and the Bond PS Series Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 – $26,615) from the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount.

Example 7: Transfers

a)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Series Subaccount and $52,368 in the Bond PS Series Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Series Subaccount to the Lifestyle Balanced PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Bond PS Series Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Bond PS Series Subaccount to the Lifestyle Balanced PS Series Subaccount.

b)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Series Subaccount, $9,961 in the Lifestyle Moderate PS Series Subaccount, and $1,770 in the Bond PS Series Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Series Subaccount to the Lifestyle Moderate PS Series Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Bond PS Series Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate PS Series Subaccount and the Lifestyle Conservative PS Series Subaccount to the Bond PS Series Subaccount.

c)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Series Subaccount and $52,576 in the Lifestyle Conservative PS Series Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Series Subaccount to the Lifestyle Conservative PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Series Subaccount.

d)

Assume that two days after the Additional Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Series Subaccount, $9,763 in the Ultra Short Term Bond Subaccount, and $16,960 in the Bond PS Series Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Series Subaccount to the Ultra Short Term Bond Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Series Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Bond PS Series Subaccount to the Lifestyle Growth PS Series Subaccount. No portion of the Ultra Short Term Bond Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® 4 Series Contracts with no optional benefit Riders; and

•	Venture® 4 Series Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture 4 Series

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture 4 Series Variable Annuity

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Bond PS - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.149	12.659	12.500	—	—	—	—	—	—	—
Value at End of Year	12.705	13.149	12.659	—	—	—	—	—	—	—
No. of Units	8,256	5,214	56,083	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.090	12.639	12.500	—	—	—	—	—	—	—
Value at End of Year	12.610	13.090	12.639	—	—	—	—	—	—	—
No. of Units	1,907	616	6,330	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.221	12.167	12.500	—	—	—	—	—	—	—
Value at End of Year	14.647	13.221	12.167	—	—	—	—	—	—	—
No. of Units	1,892,814	1,978,525	1,334,909	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.161	12.148	12.500	—	—	—	—	—	—	—
Value at End of Year	14.537	13.161	12.148	—	—	—	—	—	—	—
No. of Units	491,445	480,118	354,332	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	19.199	17.484	12.500	—	—	—	—	—	—	—
Value at End of Year	21.243	19.199	17.484	—	—	—	—	—	—	—
No. of Units	184,600	189,174	131,587	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.285	12.134	12.500	—	—	—	—	—	—	—
Value at End of Year	14.655	13.285	12.134	—	—	—	—	—	—	—
No. of Units	51,303	52,651	40,647	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.230	12.516	12.500	—	—	—	—	—	—	—
Value at End of Year	13.510	13.230	12.516	—	—	—	—	—	—	—
No. of Units	881,164	1,118,393	747,025	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.170	12.497	12.500	—	—	—	—	—	—	—
Value at End of Year	13.408	13.170	12.497	—	—	—	—	—	—	—
No. of Units	163,696	190,380	101,680	—	—	—	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	18.695	17.565	12.500	—	—	—	—	—	—	—
Value at End of Year	19.058	18.695	17.565	—	—	—	—	—	—	—
No. of Units	161,107	179,458	151,269	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.278	12.513	12.500	—	—	—	—	—	—	—
Value at End of Year	13.496	13.278	12.513	—	—	—	—	—	—	—
No. of Units	7,057	7,659	2,578	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.199	11.940	12.500	—	—	—	—	—	—	—
Value at End of Year	15.424	13.199	11.940	—	—	—	—	—	—	—
No. of Units	2,114,898	1,879,775	1,473,637	—	—	—	—	—	—	—

Venture 4 Series

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.139	11.922	12.500	—	—	—	—	—	—	—
Value at End of Year	15.308	13.139	11.922	—	—	—	—	—	—	—
No. of Units	548,576	561,811	487,785	—	—	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	18.647	16.700	12.500	—	—	—	—	—	—	—
Value at End of Year	21.833	18.647	16.700	—	—	—	—	—	—	—
No. of Units	163,414	213,614	176,178	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.247	11.899	12.500	—	—	—	—	—	—	—
Value at End of Year	15.463	13.247	11.899	—	—	—	—	—	—	—
No. of Units	70,626	61,954	59,120	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.283	12.334	12.500	—	—	—	—	—	—	—
Value at End of Year	14.381	13.283	12.334	—	—	—	—	—	—	—
No. of Units	950,522	1,009,080	592,430	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.223	12.315	12.500	—	—	—	—	—	—	—
Value at End of Year	14.272	13.223	12.315	—	—	—	—	—	—	—
No. of Units	163,771	158,454	92,000	—	—	—	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	18.888	17.388	12.500	—	—	—	—	—	—	—
Value at End of Year	20.422	18.888	17.388	—	—	—	—	—	—	—
No. of Units	130,992	128,751	85,399	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.319	12.298	12.500	—	—	—	—	—	—	—
Value at End of Year	14.357	13.319	12.298	—	—	—	—	—	—	—
No. of Units	26,033	34,597	25,349	—	—	—	—	—	—	—
Money Market Trust (available to Contracts issued in California Only and Only during the Right to Review Period) - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 06-13-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.022	12.184	12.500	—	—	—	—	—	—	—
Value at End of Year	11.788	12.022	12.184	—	—	—	—	—	—	—
No. of Units	260,337	337,852	562,753	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.142	12.343	12.500	—	—	—	—	—	—	—
Value at End of Year	11.870	12.142	12.343	—	—	—	—	—	—	—
No. of Units	50,271	59,365	103,791	—	—	—	—	—	—	—

To obtain a Venture® 4 Series Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® 4 Series SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® 4 Series NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® 4 Series Variable Annuity Statement of Additional Information dated April 30, 2014, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2014

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except the state of New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Venture® Frontier

Venture® 4 Series Variable Annuity

Venture® 7 Series Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

Venture® 4&7 Series and Frontier JHUSA SEP ACCT H SAI 04/14

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, Massachusetts 02021-2809. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website listed below no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2013, 2012, and 2011 were $290,380,853, $309,982,088, and $353,245,024, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing

2

payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2013) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR
AIG - SagePoint, Inc (aka AIG Financial Advisors, Inc.)
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
Edward Jones Co., L.P.
H.D. Vest Investment Services
LPL Financial Corp.
Morgan Stanley Smith Barney Network
Signator Investors, Inc.
UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments.

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hoped to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments.

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

3

Other Payments.

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Additional Information about the Portfolio Stabilization Process®

Please read the applicable Prospectus for Venture® Frontier Variable Annuity, Venture® 4 Series Variable Annuity or Venture® 7 Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 6.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle PS Subaccounts and the Bond PS Subaccount.

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)	the Lifetime Income Date, or
(b)	the later of:

(i)	the date of an Additional Purchase Payment that increased the Reference Value, or
(ii)	the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

4

As an example, assume that you own a Contract with an IPFL 6.11 Series Rider on a Business Day, where:

•	the Business Day is after the Lifetime Income Date,

•	no withdrawal charges apply,

•	the Contract Value is $100,000,

•	the Lifetime Income Amount is $5,000,

•	the Reference Value is $120,000, and

•	you withdraw $15,000.

Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:

•	the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,

•	the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,

•	the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and

•	the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®

The Portfolio Stabilization Process® uses the term “Target Bond PS Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	is the minimum of the Contract Value and 80% of the Reference Value

(b)	is the Reference Value Band multiplied by 2.5% of Reference Value

(c)	is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d)	is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond PS Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®

Whenever a Target Bond PS Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Bond PS Subaccount and the Ultra Short Term Bond Subaccount (the “Combined Contract PS Value”).

A. Transfers from the Lifestyle PS Subaccounts. If there is an excess of the Target Bond PS Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle PS Subaccounts with current Contract Value to the Bond PS Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle PS Subaccounts, based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

B. Transfers from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle PS Subaccounts if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	some or all of your Contract Value is currently allocated to the Bond PS Subaccount and any of the Lifestyle PS Subaccounts.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle PS Subaccounts based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

C. Transfers from the Bond PS Subaccount to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

5

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process®

At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1⁄2.

6

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

7

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I	Investment Quality Bond Trust Series II
500 Index Trust B Series II	Lifestyle Aggressive Trust Series I
500 Index Trust B Series NAV	Lifestyle Aggressive Trust Series II
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series - Series II
Active Bond Trust Series II	Lifestyle Balanced Trust Series I
All Cap Core Trust Series I	Lifestyle Balanced Trust Series II
All Cap Core Trust Series II	Lifestyle Balanced Trust Series NAV
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series - Series I
American Asset Allocation Trust Series II	Lifestyle Balanced Trust PS Series - Series II
American Asset Allocation Trust Series III	Lifestyle Conservative Trust Series I
American Global Growth Trust Series II	Lifestyle Conservative Trust Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series - Series II
American Growth-Income Trust Series I	Lifestyle Growth Trust Series I
American Growth-Income Trust Series II	Lifestyle Growth Trust Series II
American Growth-Income Trust Series III	Lifestyle Growth Trust Series NAV
American Growth Trust Series II	Lifestyle Growth Trust PS Series - Series I
American Growth Trust Series III	Lifestyle Growth Trust PS Series - Series II
American International Trust Series II	Lifestyle Moderate Trust Series I
American International Trust Series III	Lifestyle Moderate Trust Series II
American New World Trust Series II	Lifestyle Moderate Trust PS Series - Series I
American New World Trust Series III	Lifestyle Moderate Trust PS Series - Series II
Basic Value Focus	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series I
Bond PS Series - Series II	Mid Cap Stock Trust Series II
Bond Trust Series I	Mid Value Trust Series I
Bond Trust Series II	Mid Value Trust Series II
Capital Appreciation Trust Series I	Money Market Trust B Series NAV
Capital Appreciation Trust Series II	Money Market Trust Series I
Capital Appreciation Value Trust Series II	Money Market Trust Series II
Core Bond Trust Series II	Mutual Shares Trust Series I
Core Strategy Trust Series I	PIMCO All Asset
Core Strategy Trust Series II	Real Estate Securities Trust Series I
Core Strategy Trust Series NAV	Real Estate Securities Trust Series II
DWS Equity 500 Index	Real Return Bond Trust Series II
Equity-Income Trust Series I	Science & Technology Trust Series I
Equity-Income Trust Series II	Science & Technology Trust Series II
Financial Services Trust Series I	Short Term Government Income Trust Series I
Financial Services Trust Series II	Short Term Government Income Trust Series II
Founding Allocation Trust Series I	Small Cap Growth Trust Series I

Founding Allocation Trust Series II	Small Cap Growth Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Opportunities Trust Series I
Fundamental Value Trust Series I	Small Cap Opportunities Trust Series II
Fundamental Value Trust Series II	Small Cap Value Trust Series I
Global Allocation	Small Cap Value Trust Series II
Global Bond Trust Series I	Small Company Value Trust Series I
Global Bond Trust Series II	Small Company Value Trust Series II
Global Trust Series I	Strategic Income Opportunities Trust Series I
Global Trust Series II	Strategic Income Opportunities Trust Series II
Health Sciences Trust Series I	Total Bond Market Trust B Series II
Health Sciences Trust Series II	Total Bond Market Trust B Series NAV
High Yield Trust Series I	Total Return Trust Series I
High Yield Trust Series II	Total Return Trust Series II
International Core Trust Series I	Total Stock Market Index Trust Series I
International Core Trust Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series I	US Equity Trust Series I
International Equity Index Trust B Series II	US Equity Trust Series II
International Equity Index Trust B Series NAV	Ultra Short Term Bond Trust Series I
International Growth Stock Trust Series II	Ultra Short Term Bond Trust Series II
International Small Company Trust Series I	Utilities Trust Series I
International Small Company Trust Series II	Utilities Trust Series II
International Value Trust Series I	Value Trust Series I
International Value Trust Series II	Value Trust Series II
Investment Quality Bond Trust Series I	Value Opportunities

as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity and financial highlights for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Core Allocation Plus Trust Series I, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series I, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Holdings Trust Series III, Global Diversification Trust Series II, Smaller Company Growth Trust Series I, Smaller Company Growth Trust Series II (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31,

2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2013, and the results of their and the closed sub-accounts’ operations , changes in contract owners’ equity and financial highlights for the periods indicated therein , in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$52,972,912	$42,128,602	$250,124,751	$39,729,151	$220,186,743	$46,247,608

Net Assets
Contracts in accumulation	$52,884,309	$42,128,602	$250,059,492	$39,626,390	$220,135,049	$46,182,233
Contracts in payout (annuitization)	88,603	—	65,259	102,761	51,694	65,375

Total net assets	$52,972,912	$42,128,602	$250,124,751	$39,729,151	$220,186,743	$46,247,608

Units outstanding	3,220,415	2,574,764	15,237,638	2,205,233	12,635,235	1,966,094
Unit value	$16.45	$16.36	$16.41	$18.02	$17.43	$23.52

Shares	2,269,619	1,803,450	10,721,164	4,138,453	22,888,435	1,838,871
Cost	$42,061,893	$33,193,212	$190,341,800	$39,745,712	$218,852,810	$29,975,174

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$7,209,630	$140,673,050	$1,320,706,445	$172,981,743	$215,497,989	$39,832,326

Net Assets
Contracts in accumulation	$7,209,630	$140,287,833	$1,320,706,445	$172,981,743	$215,487,229	$39,832,326
Contracts in payout (annuitization)	—	385,217	—	—	10,760	—

Total net assets	$7,209,630	$140,673,050	$1,320,706,445	$172,981,743	$215,497,989	$39,832,326

Units outstanding	310,890	8,751,576	83,069,590	9,650,115	13,048,836	2,179,032
Unit value	$23.19	$16.07	$15.90	$17.93	$16.51	$18.28

Shares	287,236	9,242,645	86,774,405	11,365,423	13,769,839	2,546,824
Cost	$5,467,053	$84,658,038	$815,471,693	$102,690,352	$150,429,076	$33,488,582

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$799,945,150	$116,005,778	$148,729,626	$718,672,889	$275,374,372	$492,156,823

Net Assets
Contracts in accumulation	$799,748,603	$116,002,205	$148,441,640	$718,453,970	$275,370,580	$492,011,517
Contracts in payout (annuitization)	196,547	3,573	287,986	218,919	3,792	145,306

Total net assets	$799,945,150	$116,005,778	$148,729,626	$718,672,889	$275,374,372	$492,156,823

Units outstanding	32,225,684	6,693,865	5,907,494	31,322,359	15,357,402	18,937,993
Unit value	$24.82	$17.33	$25.18	$22.94	$17.93	$25.99

Shares	35,759,730	5,188,094	6,772,752	32,786,172	12,562,700	25,619,824
Cost	$440,893,149	$70,395,013	$86,368,002	$449,713,007	$203,331,545	$335,533,647

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (a)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$54,799,469	$58,758,056	$2,121,899	$6,715,508	$264,249,563	$131,638,003

Net Assets
Contracts in accumulation	$54,797,427	$58,741,618	$2,121,899	$6,697,708	$263,870,397	$131,626,755
Contracts in payout (annuitization)	2,042	16,438	—	17,800	379,166	11,248

Total net assets	$54,799,469	$58,758,056	$2,121,899	$6,715,508	$264,249,563	$131,638,003

Units outstanding	3,743,443	3,886,950	143,538	189,860	7,738,485	5,432,037
Unit value	$14.64	$15.12	$14.78	$35.37	$34.15	$24.23

Shares	2,858,606	3,948,794	142,793	385,949	7,719,824	3,878,550
Cost	$43,177,087	$50,136,893	$1,820,100	$4,921,486	$138,138,185	$78,637,250

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Bond PS Series - Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II
Total Assets
Investments at fair value	$245,124	$246,783,763	$546,691,264	$155,768,219	$68,554,889	$307,583,954

Net Assets
Contracts in accumulation	$245,124	$246,779,566	$546,626,759	$155,357,148	$68,526,257	$307,583,954
Contracts in payout (annuitization)	—	4,197	64,505	411,071	28,632	—

Total net assets	$245,124	$246,783,763	$546,691,264	$155,768,219	$68,554,889	$307,583,954

Units outstanding	19,193	19,048,138	43,168,464	10,222,001	3,044,689	17,243,335
Unit value	$12.77	$12.96	$12.66	$15.24	$22.52	$17.84

Shares	19,423	18,555,170	41,073,724	9,871,243	4,403,011	23,678,518
Cost	$249,170	$256,533,099	$567,959,977	$93,055,283	$43,946,887	$245,257,571

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (a)	Equity-Income Trust Series I
Total Assets
Investments at fair value	$7,605,373	$139,653,421	$3,544,520,933	$10,740,188	$15,602,676	$257,076,636

Net Assets
Contracts in accumulation	$7,605,373	$139,653,421	$3,544,399,042	$10,740,188	$15,594,902	$256,458,039
Contracts in payout (annuitization)	—	—	121,891	—	7,774	618,597

Total net assets	$7,605,373	$139,653,421	$3,544,520,933	$10,740,188	$15,602,676	$257,076,636

Units outstanding	464,645	10,217,653	205,775,379	576,986	547,662	6,433,212
Unit value	$16.37	$13.67	$17.23	$18.61	$28.49	$39.96

Shares	592,319	9,644,573	243,777,231	741,214	821,626	12,970,567
Cost	$8,253,036	$137,967,985	$3,377,366,654	$9,265,554	$10,827,223	$192,912,792

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series I	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II
Total Assets
Investments at fair value	$166,190,531	$12,224,625	$22,428,644	$51,742,045	$1,212,832,942	$60,517,123

Net Assets
Contracts in accumulation	$166,020,600	$12,224,625	$22,416,138	$51,742,045	$1,212,832,942	$60,511,535
Contracts in payout (annuitization)	169,931	—	12,506	—	—	5,588

Total net assets	$166,190,531	$12,224,625	$22,428,644	$51,742,045	$1,212,832,942	$60,517,123

Units outstanding	7,613,667	680,298	1,195,459	3,007,662	83,732,529	2,199,424
Unit value	$21.83	$17.97	$18.76	$17.20	$14.48	$27.51

Shares	8,406,198	771,270	1,421,334	3,964,908	92,795,175	2,940,579
Cost	$114,279,337	$8,840,068	$15,839,508	$33,759,139	$948,542,987	$41,553,121

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Allocation (a)	Global Bond Trust Series I
Total Assets
Investments at fair value	$24,838,026	$36,341,963	$287,534,044	$235,907,091	$847,536	$47,955,175

Net Assets
Contracts in accumulation	$24,820,451	$36,335,343	$287,011,048	$235,628,848	$847,536	$47,876,285
Contracts in payout (annuitization)	17,575	6,620	522,996	278,243	—	78,890

Total net assets	$24,838,026	$36,341,963	$287,534,044	$235,907,091	$847,536	$47,955,175

Units outstanding	1,198,374	1,686,178	14,209,009	11,329,192	44,481	1,666,852
Unit value	$20.73	$21.55	$20.24	$20.82	$19.05	$28.77

Shares	1,558,220	2,264,297	14,220,279	11,690,143	48,265	3,870,474
Cost	$24,157,913	$32,512,678	$154,698,427	$138,035,683	$647,071	$48,988,242

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I
Total Assets
Investments at fair value	$123,633,732	$150,907,267	$28,237,379	$57,700,806	$78,494,814	$98,605,409

Net Assets
Contracts in accumulation	$123,598,355	$150,673,930	$28,156,997	$57,545,759	$78,493,682	$98,402,211
Contracts in payout (annuitization)	35,377	233,337	80,382	155,047	1,132	203,198

Total net assets	$123,633,732	$150,907,267	$28,237,379	$57,700,806	$78,494,814	$98,605,409

Units outstanding	6,165,469	5,915,223	1,309,021	1,330,994	1,794,833	5,681,773
Unit value	$20.05	$25.51	$21.57	$43.35	$43.73	$17.35

Shares	10,076,099	7,361,330	1,382,153	1,976,732	2,773,668	16,164,821
Cost	$128,867,154	$102,853,114	$21,744,779	$37,703,656	$54,133,049	$99,699,163

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$106,280,031	$27,638,658	$20,858,401	$21,396,799	$22,765,123	$18,356,338

Net Assets
Contracts in accumulation	$106,129,191	$27,560,427	$20,836,175	$21,339,445	$22,765,123	$18,345,308
Contracts in payout (annuitization)	150,840	78,231	22,226	57,354	—	11,030

Total net assets	$106,280,031	$27,638,658	$20,858,401	$21,396,799	$22,765,123	$18,356,338

Units outstanding	4,539,102	1,507,207	1,069,296	1,430,659	1,530,741	1,535,483
Unit value	$23.41	$18.34	$19.51	$14.96	$14.87	$11.95

Shares	17,114,337	2,362,279	1,767,661	1,248,355	1,326,639	1,071,590
Cost	$107,551,689	$22,119,733	$16,528,659	$18,478,953	$19,708,841	$16,957,233

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$20,531,116	$33,239,131	$23,314,302	$93,535,081	$90,010,074	$181,114,209

Net Assets
Contracts in accumulation	$20,448,703	$33,201,273	$23,314,302	$93,462,977	$89,933,929	$180,834,597
Contracts in payout (annuitization)	82,413	37,858	—	72,104	76,145	279,612

Total net assets	$20,531,116	$33,239,131	$23,314,302	$93,535,081	$90,010,074	$181,114,209

Units outstanding	1,346,516	1,854,234	1,320,330	4,246,497	3,778,189	9,980,414
Unit value	$15.25	$17.93	$17.66	$22.03	$23.82	$18.15

Shares	1,217,019	2,635,934	1,850,341	6,328,490	6,102,378	15,873,287
Cost	$17,133,353	$24,726,257	$18,386,108	$78,315,338	$68,930,983	$184,275,726

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Aggressive PS Series - Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$95,945,526	$92,832,213	$159,376,910	$23,505	$672,127,591	$8,946,097,566

Net Assets
Contracts in accumulation	$95,935,380	$92,762,281	$159,376,910	$23,505	$671,863,430	$8,945,666,075
Contracts in payout (annuitization)	10,146	69,932	—	—	264,161	431,491

Total net assets	$95,945,526	$92,832,213	$159,376,910	$23,505	$672,127,591	$8,946,097,566

Units outstanding	5,353,529	4,195,022	7,321,366	1,838	33,735,026	465,660,116
Unit value	$17.92	$22.13	$21.77	$12.79	$19.92	$19.21

Shares	8,401,535	8,508,911	14,648,613	1,845	49,096,245	656,353,453
Cost	$98,305,255	$69,727,473	$122,169,434	$23,485	$561,673,846	$7,667,367,727

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Balanced Trust Series NAV	Lifestyle Balanced PS Series - Series I	Lifestyle Balanced PS Series - Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series - Series II
Total Assets
Investments at fair value	$83,903	$142,280	$205,650,298	$174,331,331	$1,825,239,708	$45,903,529

Net Assets
Contracts in accumulation	$83,903	$142,280	$205,650,298	$174,147,306	$1,825,161,548	$45,903,529
Contracts in payout (annuitization)	—	—	—	184,025	78,160	—

Total net assets	$83,903	$142,280	$205,650,298	$174,331,331	$1,825,239,708	$45,903,529

Units outstanding	4,893	11,258	13,892,525	8,614,621	100,412,906	3,377,565
Unit value	$17.15	$12.64	$14.80	$20.24	$18.18	$13.59

Shares	6,116	10,199	14,710,322	13,857,817	145,902,455	3,480,177
Cost	$73,846	$143,900	$184,685,499	$177,997,993	$1,832,509,720	$44,681,416

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II	Lifestyle Growth Trust Series NAV	Lifestyle Growth PS Series - Series I	Lifestyle Growth PS Series - Series II	Lifestyle Moderate Trust Series I
Total Assets
Investments at fair value	$683,479,693	$12,998,168,659	$679,567	$2,441,429	$283,825,987	$246,754,360

Net Assets
Contracts in accumulation	$682,550,797	$12,997,980,060	$679,567	$2,441,429	$283,825,987	$245,055,603
Contracts in payout (annuitization)	928,896	188,599	—	—	—	1,698,757

Total net assets	$683,479,693	$12,998,168,659	$679,567	$2,441,429	$283,825,987	$246,754,360

Units outstanding	35,064,127	666,340,790	36,484	191,976	18,545,221	11,895,950
Unit value	$19.49	$19.51	$18.63	$12.72	$15.30	$20.74

Shares	48,030,899	916,009,067	47,722	168,258	19,533,791	18,037,600
Cost	$546,499,632	$10,903,011,652	$572,759	$2,415,326	$248,842,465	$214,192,160

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series - Series I	Lifestyle Moderate PS Series - Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets
Investments at fair value	$2,739,141,371	$91,046	$85,029,416	$35,849,572	$70,021,694	$171,939,098

Net Assets
Contracts in accumulation	$2,738,950,931	$91,046	$85,029,416	$35,816,551	$70,009,877	$171,846,607
Contracts in payout (annuitization)	190,440	—	—	33,021	11,817	92,491

Total net assets	$2,739,141,371	$91,046	$85,029,416	$35,849,572	$70,021,694	$171,939,098

Units outstanding	145,237,611	7,228	5,852,061	1,159,512	2,501,068	7,278,048
Unit value	$18.86	$12.60	$14.53	$30.92	$28.00	$23.62

Shares	201,111,701	6,588	6,139,308	1,642,968	3,217,909	8,160,375
Cost	$2,253,919,662	$91,815	$77,646,472	$27,209,024	$53,026,782	$110,365,919

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust B Series NAV
Total Assets
Investments at fair value	$104,324,084	$67,445,117	$75,225,709	$90,661,555	$403,055,243	$16,054,633

Net Assets
Contracts in accumulation	$104,302,985	$67,325,025	$75,199,085	$90,441,338	$402,373,841	$16,043,193
Contracts in payout (annuitization)	21,099	120,092	26,624	220,217	681,402	11,440

Total net assets	$104,324,084	$67,445,117	$75,225,709	$90,661,555	$403,055,243	$16,054,633

Units outstanding	3,527,595	2,708,394	3,115,651	6,090,758	33,503,472	1,341,520
Unit value	$29.57	$24.90	$24.14	$14.89	$12.03	$11.97

Shares	5,086,498	4,820,952	5,373,265	90,661,555	403,055,243	16,054,633
Cost	$71,418,090	$44,458,849	$49,308,384	$90,661,555	$403,055,243	$16,054,633

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II
Total Assets
Investments at fair value	$218,630,408	$70,588,009	$28,264,072	$39,699,357	$49,640,811	$40,384,385

Net Assets
Contracts in accumulation	$218,625,689	$70,498,324	$28,264,072	$39,584,704	$49,617,865	$40,329,344
Contracts in payout (annuitization)	4,719	89,685	—	114,653	22,946	55,041

Total net assets	$218,630,408	$70,588,009	$28,264,072	$39,699,357	$49,640,811	$40,384,385

Units outstanding	13,262,507	2,344,229	1,471,880	1,089,884	1,753,771	2,358,052
Unit value	$16.48	$30.11	$19.20	$36.43	$28.31	$17.13

Shares	15,911,966	6,906,850	2,560,152	2,868,451	3,581,588	3,469,449
Cost	$140,201,193	$76,872,448	$28,839,762	$30,798,772	$41,500,500	$43,244,185

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
Total Assets
Investments at fair value	$96,525,727	$43,353,961	$47,590,264	$42,409,154	$628,532	$41,882,898

Net Assets
Contracts in accumulation	$96,382,957	$43,343,124	$47,319,015	$42,363,094	$628,532	$41,881,363
Contracts in payout (annuitization)	142,770	10,837	271,249	46,060	—	1,535

Total net assets	$96,525,727	$43,353,961	$47,590,264	$42,409,154	$628,532	$41,882,898

Units outstanding	4,874,381	1,840,623	3,808,179	3,449,203	30,889	1,580,003
Unit value	$19.80	$23.55	$12.50	$12.30	$20.35	$26.51

Shares	3,903,183	1,788,530	3,807,221	3,390,020	49,028	3,345,280
Cost	$53,090,212	$30,730,982	$49,112,618	$43,763,494	$490,152	$34,638,079

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$16,350,235	$54,104,794	$61,924,219	$49,563,053	$712,107	$44,414,359

Net Assets
Contracts in accumulation	$16,318,506	$54,088,150	$61,888,204	$49,555,086	$712,107	$44,399,406
Contracts in payout (annuitization)	31,729	16,644	36,015	7,967	—	14,953

Total net assets	$16,350,235	$54,104,794	$61,924,219	$49,563,053	$712,107	$44,414,359

Units outstanding	637,714	2,055,627	1,890,643	1,607,759	30,221	1,702,859
Unit value	$25.64	$26.32	$32.75	$30.83	$23.56	$26.08

Shares	1,032,864	3,430,868	2,007,919	1,624,486	27,294	1,707,588
Cost	$12,958,920	$43,600,873	$49,452,390	$37,946,150	$521,765	$33,746,953

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$62,666,549	$63,340,851	$51,408,630	$56,410,213	$75,349,688	$134,025,349

Net Assets
Contracts in accumulation	$62,522,799	$63,327,501	$51,281,563	$56,410,213	$75,349,688	$134,021,238
Contracts in payout (annuitization)	143,750	13,350	127,067	—	—	4,111

Total net assets	$62,666,549	$63,340,851	$51,408,630	$56,410,213	$75,349,688	$134,025,349

Units outstanding	1,744,585	2,184,071	2,443,293	2,797,995	6,318,672	11,116,676
Unit value	$35.92	$29.00	$21.04	$20.16	$11.92	$12.06

Shares	2,480,861	2,534,648	3,900,503	4,270,266	7,460,365	13,282,988
Cost	$36,068,294	$36,381,225	$54,840,132	$59,681,072	$79,916,844	$142,784,917

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$134,679,855	$173,637,056	$14,852,985	$36,728,104	$9,848,649	$187,845,016

Net Assets
Contracts in accumulation	$134,516,736	$173,479,143	$14,778,248	$36,663,171	$9,848,649	$187,845,016
Contracts in payout (annuitization)	163,119	157,913	74,737	64,933	—	—

Total net assets	$134,679,855	$173,637,056	$14,852,985	$36,728,104	$9,848,649	$187,845,016

Units outstanding	6,065,486	9,212,785	834,815	1,603,909	805,527	15,827,428
Unit value	$22.20	$18.85	$17.79	$22.90	$12.23	$11.87

Shares	9,902,930	12,776,825	869,613	2,156,671	822,091	15,679,885
Cost	$141,389,833	$183,425,313	$10,419,661	$25,444,127	$9,949,215	$189,296,030

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

	US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities (a)	Value Trust Series I
Total Assets
Investments at fair value	$113,144,895	$7,839,674	$19,525,854	$20,042,627	$4,387,201	$99,907,063

Net Assets
Contracts in accumulation	$112,964,996	$7,839,613	$19,470,269	$20,041,172	$4,387,201	$99,567,127
Contracts in payout (annuitization)	179,899	61	55,585	1,455	—	339,936

Total net assets	$113,144,895	$7,839,674	$19,525,854	$20,042,627	$4,387,201	$99,907,063

Units outstanding	7,022,287	490,229	706,149	494,158	83,851	3,190,504
Unit value	$16.11	$15.99	$27.65	$40.56	$52.32	$31.31

Shares	6,388,757	442,419	1,264,628	1,308,266	160,000	3,849,983
Cost	$88,947,189	$6,348,007	$15,009,116	$15,576,908	$2,709,342	$58,009,965

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2013

Value Trust Series II
Total Assets
Investments at fair value	$31,852,916

Net Assets
Contracts in accumulation	$31,843,446
Contracts in payout (annuitization)	9,470

Total net assets	$31,852,916

Units outstanding	1,099,312
Unit value	$28.98

Shares	1,231,269
Cost	$20,952,597

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I		500 Index Trust B Series II		500 Index Trust B Series NAV
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$864,514	$239,226	$609,108	$159,045	$4,273,997	$1,543,655
Expenses:
Mortality and expense risk and administrative charges	(727,365)	(100,747)	(644,235)	(98,736)	(2,461,256)	(967,456)

Net investment income (loss)	137,149	138,479	(35,127)	60,309	1,812,741	576,199

Realized gains (losses) on investments:
Capital gain distributions received	100,468	—	79,256	—	486,196	—
Net realized gain (loss)	1,540,773	(9,279)	1,649,375	(5,468)	5,915,029	(737,264)

Realized gains (losses)	1,641,241	(9,279)	1,728,631	(5,468)	6,401,225	(737,264)

Unrealized appreciation (depreciation) during the period	10,617,386	293,633	8,604,766	330,624	55,956,840	8,220,323

Net increase (decrease) in contract owners’ equity from operations	12,395,776	422,833	10,298,270	385,465	64,170,806	8,059,258

Changes from principal transactions:
Purchase payments	130,101	7,963	122,318	39,712	913,563	347,550
Transfers between sub-accounts and the company	4,871,156	41,546,395	1,369,815	38,391,691	(16,595,352)	178,612,852
Withdrawals	(5,801,869)	(416,887)	(7,517,947)	(767,159)	(20,381,875)	(6,839,045)
Annual contract fee	(168,643)	(13,913)	(159,462)	(34,101)	(1,945,072)	(498,945)

Net increase (decrease) in contract owners’ equity from principal transactions	(969,255)	41,123,558	(6,185,276)	37,630,143	(38,008,736)	171,622,412

Total increase (decrease) in contract owners’ equity	11,426,521	41,546,391	4,112,994	38,015,608	26,162,070	179,681,670
Contract owners’ equity at beginning of period	41,546,391	—	38,015,608	—	223,962,681	44,281,011

Contract owners’ equity at end of period	$52,972,912	$41,546,391	$42,128,602	$38,015,608	$250,124,751	$223,962,681

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,285,208	—	3,010,182	—	17,843,813	4,146,994
Units issued	645,132	3,395,796	379,283	3,099,094	277,446	14,500,015
Units redeemed	(709,925)	(110,588)	(814,701)	(88,912)	(2,883,621)	(803,196)

Units, end of period	3,220,415	3,285,208	2,574,764	3,010,182	15,237,638	17,843,813

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,352,668	$1,971,093	$12,160,984	$9,492,851	$548,598	$453,586
Expenses:
Mortality and expense risk and administrative charges	(633,879)	(740,812)	(3,672,220)	(4,127,484)	(649,660)	(607,941)

Net investment income (loss)	1,718,789	1,230,281	8,488,764	5,365,367	(101,062)	(154,355)

Realized gains (losses) on investments:
Capital gain distributions received	—	336,675	—	1,660,826	—	—
Net realized gain (loss)	972,443	797,463	4,250,835	3,321,177	3,565,179	1,718,966

Realized gains (losses)	972,443	1,134,138	4,250,835	4,982,003	3,565,179	1,718,966

Unrealized appreciation (depreciation) during the period	(3,206,214)	1,575,340	(16,217,401)	8,422,628	8,848,258	4,181,830

Net increase (decrease) in contract owners’ equity from operations	(514,982)	3,939,759	(3,477,802)	18,769,998	12,312,375	5,746,441

Changes from principal transactions:
Purchase payments	57,731	125,089	271,658	643,979	90,610	97,258
Transfers between sub-accounts and the company	(1,010,748)	(1,045,727)	22,702,448	3,765,762	(1,808,784)	(1,518,740)
Withdrawals	(6,345,210)	(8,043,150)	(39,431,583)	(39,443,921)	(5,166,540)	(3,847,358)
Annual contract fee	(66,831)	(91,224)	(762,686)	(939,309)	(127,963)	(111,137)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,365,058)	(9,055,012)	(17,220,163)	(35,973,489)	(7,012,677)	(5,379,977)

Total increase (decrease) in contract owners’ equity	(7,880,040)	(5,115,253)	(20,697,965)	(17,203,491)	5,299,698	366,464
Contract owners’ equity at beginning of period	47,609,191	52,724,444	240,884,708	258,088,199	40,947,910	40,581,446

Contract owners’ equity at end of period	$39,729,151	$47,609,191	$220,186,743	$240,884,708	$46,247,608	$40,947,910

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,611,075	3,127,533	13,606,593	15,698,327	2,321,056	2,644,244
Units issued	105,161	154,487	1,812,455	1,257,886	124,087	57,512
Units redeemed	(511,003)	(670,945)	(2,783,813)	(3,349,620)	(479,049)	(380,700)

Units, end of period	2,205,233	2,611,075	12,635,235	13,606,593	1,966,094	2,321,056

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$74,688	$61,676	$283,918	$165,845	$237,165	$136,564
Expenses:
Mortality and expense risk and administrative charges	(116,880)	(107,060)	(326,438)	(316,823)	(358,985)	(378,315)

Net investment income (loss)	(42,192)	(45,384)	(42,520)	(150,978)	(121,820)	(241,751)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,252,840	823,499	11,379,376	915,986
Net realized gain (loss)	598,374	(85,972)	(2,540,102)	320,059	(3,094,282)	417,182

Realized gains (losses)	598,374	(85,972)	8,712,738	1,143,558	8,285,094	1,333,168

Unrealized appreciation (depreciation) during the period	1,458,981	1,062,962	(2,835,761)	980,452	(2,321,891)	922,728

Net increase (decrease) in contract owners’ equity from operations	2,015,163	931,606	5,834,457	1,973,032	5,841,383	2,014,145

Changes from principal transactions:
Purchase payments	54,059	39,258	56,056	84,043	175,636	66,593
Transfers between sub-accounts and the company	184,867	(6,209)	(23,397,036)	(1,988,015)	(23,662,077)	(2,243,114)
Withdrawals	(1,863,587)	(728,276)	(2,388,663)	(2,245,021)	(3,263,582)	(3,033,945)
Annual contract fee	(41,633)	(37,748)	(54,602)	(59,570)	(79,068)	(88,840)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,666,294)	(732,975)	(25,784,245)	(4,208,563)	(26,829,091)	(5,299,306)

Total increase (decrease) in contract owners’ equity	348,869	198,631	(19,949,788)	(2,235,531)	(20,987,708)	(3,285,161)
Contract owners’ equity at beginning of period	6,860,761	6,662,130	19,949,788	22,185,319	20,987,708	24,272,869

Contract owners’ equity at end of period	$7,209,630	$6,860,761	$—	$19,949,788	$—	$20,987,708

	2013	2012	2013	2012	2013	2012
Units, beginning of period	390,301	434,468	1,128,267	1,367,033	1,114,361	1,399,829
Units issued	106,810	44,938	182,627	38,770	151,158	68,268
Units redeemed	(186,221)	(89,104)	(1,310,894)	(277,536)	(1,265,519)	(353,735)

Units, end of period	310,890	390,301	—	1,128,267	—	1,114,361

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Asset Allocation Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,415,061	$2,004,664	$11,504,846	$16,754,858	$2,281,833	$2,895,137
Expenses:
Mortality and expense risk and administrative charges	(1,992,008)	(1,970,918)	(18,904,144)	(18,228,303)	(1,458,935)	(1,356,830)

Net investment income (loss)	(576,947)	33,746	(7,399,298)	(1,473,445)	822,898	1,538,307

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	8,920,612	7,302,707	25,958,944	2,228,588	7,709,378	4,629,406

Realized gains (losses)	8,920,612	7,302,707	25,958,944	2,228,588	7,709,378	4,629,406

Unrealized appreciation (depreciation) during the period	18,216,378	10,411,605	225,923,760	155,044,199	25,236,828	15,326,857

Net increase (decrease) in contract owners’ equity from operations	26,560,043	17,748,058	244,483,406	155,799,342	33,769,104	21,494,570

Changes from principal transactions:
Purchase payments	191,097	562,755	3,729,520	12,067,143	533,564	3,603,347
Transfers between sub-accounts and the company	(854,087)	(3,844,543)	(17,014,754)	(37,268,325)	(1,277,443)	(1,907,476)
Withdrawals	(16,010,128)	(16,489,699)	(107,461,192)	(95,542,743)	(15,141,081)	(12,028,219)
Annual contract fee	(182,864)	(217,677)	(8,269,509)	(8,522,746)	(864,877)	(962,407)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,855,982)	(19,989,164)	(129,015,935)	(129,266,671)	(16,749,837)	(11,294,755)

Total increase (decrease) in contract owners’ equity	9,704,061	(2,241,106)	115,467,471	26,532,671	17,019,267	10,199,815
Contract owners’ equity at beginning of period	130,968,989	133,210,095	1,205,238,974	1,178,706,303	155,962,476	145,762,661

Contract owners’ equity at end of period	$140,673,050	$130,968,989	$1,320,706,445	$1,205,238,974	$172,981,743	$155,962,476

	2013	2012	2013	2012	2013	2012
Units, beginning of period	9,904,931	11,511,602	91,998,332	102,406,703	10,674,749	11,486,212
Units issued	257,092	204,709	1,189,323	597,464	30,125	207,526
Units redeemed	(1,410,447)	(1,811,380)	(10,118,065)	(11,005,835)	(1,054,759)	(1,018,989)

Units, end of period	8,751,576	9,904,931	83,069,590	91,998,332	9,650,115	10,674,749

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Global Small Capitalization Trust Series II
	2013	2012	2013	2012	2013 (e)	2012
Income:
Dividend distributions received	$1,499,379	$499,382	$453,673	$31,022	$82,450	$355,557
Expenses:
Mortality and expense risk and administrative charges	(2,918,368)	(2,326,770)	(257,135)	(37,873)	(254,681)	(780,769)

Net investment income (loss)	(1,418,989)	(1,827,388)	196,538	(6,851)	(172,231)	(425,212)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	7,583,899	(3,117,462)	1,552,184	151,322	12,469,288	808,663

Realized gains (losses)	7,583,899	(3,117,462)	1,552,184	151,322	12,469,288	808,663

Unrealized appreciation (depreciation) during the period	39,632,918	32,937,476	5,561,516	583,021	(7,386,899)	7,134,876

Net increase (decrease) in contract owners’ equity from operations	45,797,828	27,992,626	7,310,238	727,492	4,910,158	7,518,327

Changes from principal transactions:
Purchase payments	562,757	1,063,965	94,449	(9,140)	135,100	351,947
Transfers between sub-accounts and the company	33,329,772	(11,282,504)	31,818,017	6,536	(54,025,803)	(3,471,497)
Withdrawals	(16,318,362)	(10,032,491)	(3,272,759)	(166,437)	(1,261,720)	(3,732,158)
Annual contract fee	(1,105,157)	(920,468)	(106,358)	(3,022)	(45,829)	(292,608)

Net increase (decrease) in contract owners’ equity from principal transactions	16,469,010	(21,171,498)	28,533,349	(172,063)	(55,198,252)	(7,144,316)

Total increase (decrease) in contract owners’ equity	62,266,838	6,821,128	35,843,587	555,429	(50,288,094)	374,011
Contract owners’ equity at beginning of period	153,231,151	146,410,023	3,988,739	3,433,310	50,288,094	49,914,083

Contract owners’ equity at end of period	$215,497,989	$153,231,151	$39,832,326	$3,988,739	$—	$50,288,094

	2013	2012	2013	2012	2013	2012
Units, beginning of period	11,740,929	13,480,728	280,162	292,500	4,714,129	5,414,617
Units issued	4,140,951	717,184	2,296,247	22,761	84,412	371,979
Units redeemed	(2,833,044)	(2,456,983)	(397,377)	(35,099)	(4,798,541)	(1,072,467)

Units, end of period	13,048,836	11,740,929	2,179,032	280,162	—	4,714,129

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2013 (e)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$107,952	$402,303	$2,932,996	$2,046,938	$937,123	$774,027
Expenses:
Mortality and expense risk and administrative charges	(100,069)	(303,625)	(12,448,765)	(12,867,591)	(1,008,023)	(943,582)

Net investment income (loss)	7,883	98,678	(9,515,769)	(10,820,653)	(70,900)	(169,555)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,661,414	2,088,586	1,977,123	(52,063,350)	9,267,992	4,955,926

Realized gains (losses)	10,661,414	2,088,586	1,977,123	(52,063,350)	9,267,992	4,955,926

Unrealized appreciation (depreciation) during the period	(7,266,048)	3,298,440	200,928,201	182,839,741	19,197,826	11,599,429

Net increase (decrease) in contract owners’ equity from operations	3,403,249	5,485,704	193,389,555	119,955,738	28,394,918	16,385,800

Changes from principal transactions:
Purchase payments	39,965	616,603	1,561,841	2,651,763	453,456	1,859,427
Transfers between sub-accounts and the company	(36,190,718)	(2,209,762)	(69,207,276)	(58,451,350)	(8,206,928)	(3,493,566)
Withdrawals	(981,414)	(2,327,303)	(108,203,527)	(88,678,432)	(9,492,130)	(6,349,950)
Annual contract fee	(90,147)	(212,081)	(3,081,762)	(3,406,763)	(690,767)	(728,029)

Net increase (decrease) in contract owners’ equity from principal transactions	(37,222,314)	(4,132,543)	(178,930,724)	(147,884,782)	(17,936,369)	(8,712,118)

Total increase (decrease) in contract owners’ equity	(33,819,065)	1,353,161	14,458,831	(27,929,044)	10,458,549	7,673,682
Contract owners’ equity at beginning of period	33,819,065	32,465,904	785,486,319	813,415,363	105,547,229	97,873,547

Contract owners’ equity at end of period	$—	$33,819,065	$799,945,150	$785,486,319	$116,005,778	$105,547,229

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,882,178	3,240,419	40,001,488	47,556,271	7,849,438	8,502,944
Units issued	474	180,706	2,608,113	1,800,477	56,243	374,950
Units redeemed	(2,882,652)	(538,947)	(10,383,917)	(9,355,260)	(1,211,816)	(1,028,456)

Units, end of period	—	2,882,178	32,225,684	40,001,488	6,693,865	7,849,438

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,339,919	$1,644,394	$5,703,713	$7,764,941	$3,414,907	$4,025,806
Expenses:
Mortality and expense risk and administrative charges	(2,077,818)	(1,840,038)	(11,330,089)	(10,895,990)	(2,429,635)	(969,086)

Net investment income (loss)	(737,899)	(195,644)	(5,626,376)	(3,131,049)	985,272	3,056,720

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	11,778,579	9,455,753	(7,564,489)	(24,122,897)	24,795,606	4,839,241

Realized gains (losses)	11,778,579	9,455,753	(7,564,489)	(24,122,897)	24,795,606	4,839,241

Unrealized appreciation (depreciation) during the period	26,756,097	8,497,999	206,003,953	124,543,712	49,737,152	8,505,606

Net increase (decrease) in contract owners’ equity from operations	37,796,777	17,758,108	192,813,088	97,289,766	75,518,030	16,401,567

Changes from principal transactions:
Purchase payments	211,973	478,039	997,193	2,350,854	941,797	1,417,656
Transfers between sub-accounts and the company	(5,967,139)	9,829,537	(78,216,043)	8,998,139	(30,644,768)	170,422,801
Withdrawals	(15,440,986)	(16,198,300)	(97,313,163)	(75,535,414)	(24,744,754)	(7,440,063)
Annual contract fee	(323,549)	(324,160)	(2,919,499)	(3,038,462)	(1,608,472)	(609,906)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,519,701)	(6,214,884)	(177,451,512)	(67,224,883)	(56,056,197)	163,790,488

Total increase (decrease) in contract owners’ equity	16,277,076	11,543,224	15,361,576	30,064,883	19,461,833	180,192,055
Contract owners’ equity at beginning of period	132,452,550	120,909,326	703,311,313	673,246,430	255,912,539	75,720,484

Contract owners’ equity at end of period	$148,729,626	$132,452,550	$718,672,889	$703,311,313	$275,374,372	$255,912,539

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,896,415	7,268,702	39,800,920	43,876,667	18,878,594	6,504,662
Units issued	163,671	1,141,649	2,587,117	2,570,245	43,376	13,334,212
Units redeemed	(1,152,592)	(1,513,936)	(11,065,678)	(6,645,992)	(3,564,568)	(960,280)

Units, end of period	5,907,494	6,896,415	31,322,359	39,800,920	15,357,402	18,878,594

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2013 (e)	2012	2013 (e)	2012	2013	2012
Income:
Dividend distributions received	$14,771	$3,197,822	$79,448	$2,888,996	$3,787,730	$4,586,676
Expenses:
Mortality and expense risk and administrative charges	(249,891)	(779,585)	(121,966)	(385,814)	(7,735,090)	(8,041,568)

Net investment income (loss)	(235,120)	2,418,237	(42,518)	2,503,182	(3,947,360)	(3,454,892)

Realized gains (losses) on investments:
Capital gain distributions received	1,183,290	—	1,019,702	—	—	—
Net realized gain (loss)	984,442	1,138,499	987,622	312,103	(8,197,685)	(78,199,516)

Realized gains (losses)	2,167,732	1,138,499	2,007,324	312,103	(8,197,685)	(78,199,516)

Unrealized appreciation (depreciation) during the period	(729,341)	1,726,705	(794,602)	2,217,269	98,693,292	156,059,578

Net increase (decrease) in contract owners’ equity from operations	1,203,271	5,283,441	1,170,204	5,032,554	86,548,247	74,405,170

Changes from principal transactions:
Purchase payments	54,164	288,931	71,566	601,427	767,888	1,749,973
Transfers between sub-accounts and the company	(50,557,339)	3,990,938	(42,511,602)	(1,155,897)	(26,330,458)	(34,355,058)
Withdrawals	(2,348,593)	(6,023,612)	(1,124,548)	(2,890,391)	(64,476,016)	(52,158,663)
Annual contract fee	(42,736)	(231,563)	(145,339)	(361,620)	(2,012,648)	(2,221,529)

Net increase (decrease) in contract owners’ equity from principal transactions	(52,894,504)	(1,975,306)	(43,709,923)	(3,806,481)	(92,051,234)	(86,985,277)

Total increase (decrease) in contract owners’ equity	(51,691,233)	3,308,135	(42,539,719)	1,226,073	(5,502,987)	(12,580,107)
Contract owners’ equity at beginning of period	51,691,233	48,383,098	42,539,719	41,313,646	497,659,810	510,239,917

Contract owners’ equity at end of period	$—	$51,691,233	$—	$42,539,719	$492,156,823	$497,659,810

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,402,347	3,542,459	2,447,584	2,674,567	22,633,957	26,581,614
Units issued	85,348	741,996	68,342	77,615	2,244,498	947,486
Units redeemed	(3,487,695)	(882,108)	(2,515,926)	(304,598)	(5,940,462)	(4,895,143)

Units, end of period	—	3,402,347	—	2,447,584	18,937,993	22,633,957

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$668,124	$705,398	$444,087	$262,916	$25,863	$22,422
Expenses:
Mortality and expense risk and administrative charges	(476,499)	(444,992)	(882,209)	(923,051)	(23,197)	(26,096)

Net investment income (loss)	191,625	260,406	(438,122)	(660,135)	2,666	(3,674)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,056,271	(3,586)	2,184,169	1,810,990	157,833	154,884

Realized gains (losses)	1,056,271	(3,586)	2,184,169	1,810,990	157,833	154,884

Unrealized appreciation (depreciation) during the period	8,629,281	7,433,870	3,283,089	7,570,813	61,830	244,921

Net increase (decrease) in contract owners’ equity from operations	9,877,177	7,690,690	5,029,136	8,721,668	222,329	396,131

Changes from principal transactions:
Purchase payments	187,635	931,290	194,951	274,377	5	19,734
Transfers between sub-accounts and the company	(1,302,952)	259,853	(1,565,911)	(1,333,309)	(149,580)	(330,681)
Withdrawals	(4,050,588)	(2,838,220)	(6,984,760)	(5,473,637)	(496,085)	(165,299)
Annual contract fee	(386,468)	(396,039)	(207,390)	(227,193)	(1,199)	(1,722)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,552,373)	(2,043,116)	(8,563,110)	(6,759,762)	(646,859)	(477,968)

Total increase (decrease) in contract owners’ equity	4,324,804	5,647,574	(3,533,974)	1,961,906	(424,530)	(81,837)
Contract owners’ equity at beginning of period	50,474,665	44,827,091	62,292,030	60,330,124	2,546,429	2,628,266

Contract owners’ equity at end of period	$54,799,469	$50,474,665	$58,758,056	$62,292,030	$2,121,899	$2,546,429

	2013	2012	2013	2012	2013	2012
Units, beginning of period	4,154,206	4,311,666	4,498,260	5,023,539	189,733	228,234
Units issued	110,774	359,807	552,238	556,962	8,549	5,871
Units redeemed	(521,537)	(517,267)	(1,163,548)	(1,082,241)	(54,744)	(44,372)

Units, end of period	3,743,443	4,154,206	3,886,950	4,498,260	143,538	189,733

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Basic Value Focus (a)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$77,574	$98,057	$623,962	$204,787	$129,933	$—
Expenses:
Mortality and expense risk and administrative charges	(96,296)	(95,885)	(3,453,384)	(3,351,528)	(1,846,011)	(1,798,956)

Net investment income (loss)	(18,722)	2,172	(2,829,422)	(3,146,741)	(1,716,078)	(1,798,956)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(12,862)	(298,600)	20,346,943	16,192,418	12,409,865	4,800,026

Realized gains (losses)	(12,862)	(298,600)	20,346,943	16,192,418	12,409,865	4,800,026

Unrealized appreciation (depreciation) during the period	2,025,334	1,047,888	60,992,355	21,766,291	27,750,597	13,749,229

Net increase (decrease) in contract owners’ equity from operations	1,993,750	751,460	78,509,876	34,811,968	38,444,384	16,750,299

Changes from principal transactions:
Purchase payments	4,014	24,318	611,040	564,972	480,927	478,332
Transfers between sub-accounts and the company	(508,486)	(399,669)	(3,276,396)	(6,905,107)	4,384,519	(588,306)
Withdrawals	(811,757)	(759,271)	(28,343,477)	(26,601,729)	(17,994,470)	(16,279,546)
Annual contract fee	(19,667)	(21,387)	(431,908)	(473,148)	(366,754)	(393,096)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,335,896)	(1,156,009)	(31,440,741)	(33,415,012)	(13,495,778)	(16,782,616)

Total increase (decrease) in contract owners’ equity	657,854	(404,549)	47,069,135	1,396,956	24,948,606	(32,317)
Contract owners’ equity at beginning of period	6,057,654	6,462,203	217,180,428	215,783,472	106,689,397	106,721,714

Contract owners’ equity at end of period	$6,715,508	$6,057,654	$264,249,563	$217,180,428	$131,638,003	$106,689,397

	2013	2012	2013	2012	2013	2012
Units, beginning of period	234,669	281,077	8,904,367	10,364,865	6,082,613	7,061,184
Units issued	408	2,344	390,020	357,224	989,043	901,342
Units redeemed	(45,217)	(48,752)	(1,555,902)	(1,817,722)	(1,639,619)	(1,879,913)

Units, end of period	189,860	234,669	7,738,485	8,904,367	5,432,037	6,082,613

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond PS - Series II		Bond Trust Series I		Bond Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$4,986	$8,727	$6,999,753	$6,613,651	$14,435,077	$14,123,364
Expenses:
Mortality and expense risk and administrative charges	(2,415)	(10,496)	(2,153,643)	(2,156,504)	(8,281,128)	(8,755,889)

Net investment income (loss)	2,571	(1,769)	4,846,110	4,457,147	6,153,949	5,367,475

Realized gains (losses) on investments:
Capital gain distributions received	485	—	1,806,653	1,632,415	4,009,948	3,777,308
Net realized gain (loss)	1,764	(33,278)	(85,177)	326,990	(204,456)	1,231,871

Realized gains (losses)	2,249	(33,278)	1,721,476	1,959,405	3,805,492	5,009,179

Unrealized appreciation (depreciation) during the period	(1,732)	19,239	(11,981,712)	6,040,043	(26,939,126)	14,338,440

Net increase (decrease) in contract owners’ equity from operations	3,088	(15,808)	(5,414,126)	12,456,595	(16,979,685)	24,715,094

Changes from principal transactions:
Purchase payments	—	—	860,056	4,422,660	753,288	2,604,312
Transfers between sub-accounts and accompany	(19,316)	(1,880,925)	31,939,880	14,285,137	68,956,183	16,874,527
Withdrawals	(22,268)	(42,504)	(20,518,404)	(15,049,684)	(56,451,709)	(47,422,357)
Annual contract fee	(869)	(8,088)	(1,593,665)	(1,760,241)	(2,704,840)	(3,000,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(42,453)	(1,931,517)	10,687,867	1,897,872	10,552,922	(30,943,936)

Total increase (decrease) in contract owners’ equity	(39,365)	(1,947,325)	5,273,741	14,354,467	(6,426,763)	(6,228,842)
Contract owners’ equity at beginning of period	284,489	2,231,814	241,510,022	227,155,555	553,118,027	559,346,869

Contract owners’ equity at end of period	$245,124	$284,489	$246,783,763	$241,510,022	$546,691,264	$553,118,027

	2013	2012	2013	2012	2013	2012
Units, beginning of period	21,579	176,037	18,221,684	18,060,579	42,147,504	44,532,446
Units issued	175,683	937,386	2,738,282	1,690,279	9,524,504	4,579,434
Units redeemed	(178,069)	(1,091,844)	(1,911,828)	(1,529,174)	(8,503,544)	(6,964,376)

Units, end of period	19,193	21,579	19,048,138	18,221,684	43,168,464	42,147,504

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$345,360	$221,668	$135,097	$40,692	$3,080,025	$3,538,518
Expenses:
Mortality and expense risk and administrative charges	(2,107,418)	(2,150,225)	(1,007,107)	(1,058,876)	(4,325,636)	(4,197,912)

Net investment income (loss)	(1,762,058)	(1,928,557)	(872,010)	(1,018,184)	(1,245,611)	(659,394)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	25,317,981	27,541,663
Net realized gain (loss)	10,282,275	6,540,809	7,543,016	4,586,679	12,180,052	10,259,924

Realized gains (losses)	10,282,275	6,540,809	7,543,016	4,586,679	37,498,033	37,801,587

Unrealized appreciation (depreciation) during the period	35,264,133	15,041,686	12,527,969	4,993,028	18,512,494	(2,413,479)

Net increase (decrease) in contract owners’ equity from operations	43,784,350	19,653,938	19,198,975	8,561,523	54,764,916	34,728,714

Changes from principal transactions:
Purchase payments	315,592	439,346	552,357	215,780	1,515,804	5,272,228
Transfers between sub-accounts and the company	(7,346,973)	(7,217,980)	(4,491,680)	377,120	(8,539,724)	(10,447,733)
Withdrawals	(16,878,720)	(16,571,934)	(9,024,153)	(9,576,008)	(23,419,689)	(22,184,154)
Annual contract fee	(330,404)	(415,194)	(239,321)	(278,141)	(2,089,114)	(2,130,790)

Net increase (decrease) in contract owners’ equity from principal transactions	(24,240,505)	(23,765,762)	(13,202,797)	(9,261,249)	(32,532,723)	(29,490,449)

Total increase (decrease) in contract owners’ equity	19,543,845	(4,111,824)	5,996,178	(699,726)	22,232,193	5,238,265
Contract owners’ equity at beginning of period	136,224,374	140,336,198	62,558,711	63,258,437	285,351,761	280,113,496

Contract owners’ equity at end of period	$155,768,219	$136,224,374	$68,554,889	$62,558,711	$307,583,954	$285,351,761

	2013	2012	2013	2012	2013	2012
Units, beginning of period	12,109,605	14,254,891	3,741,176	4,312,243	19,197,836	21,274,575
Units issued	290,503	384,316	463,715	647,181	317,209	269,005
Units redeemed	(2,178,107)	(2,529,602)	(1,160,202)	(1,218,248)	(2,271,710)	(2,345,744)

Units, end of period	10,222,001	12,109,605	3,044,689	3,741,176	17,243,335	19,197,836

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2013 (d)	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$608,769	$258,928	$3,894,775	$1,575,783	$153,391	$252,187
Expenses:
Mortality and expense risk and administrative charges	(173,236)	(184,406)	(1,952,698)	(2,009,994)	(145,006)	(163,531)

Net investment income (loss)	435,533	74,522	1,942,077	(434,211)	8,385	88,656

Realized gains (losses) on investments:
Capital gain distributions received	6,422,418	1,211,044	44,476,812	8,243,196	310,356	255,995
Net realized gain (loss)	(1,611,461)	967,340	(3,603,793)	3,356,623	(121,106)	55,570

Realized gains (losses)	4,810,957	2,178,384	40,873,019	11,599,819	189,250	311,565

Unrealized appreciation (depreciation) during the period	(1,732,427)	154,306	(19,078,718)	4,024,972	(576,590)	66,498

Net increase (decrease) in contract owners’ equity from operations	3,514,063	2,407,212	23,736,378	15,190,580	(378,955)	466,719

Changes from principal transactions:
Purchase payments	62,006	503,932	787,411	2,362,879	416	14,052
Transfers between sub-accounts and the company	(21,322,195)	(582,912)	(150,583,993)	(4,363,124)	(1,522,626)	(50,087)
Withdrawals	(1,199,368)	(3,085,103)	(9,794,936)	(8,377,032)	(1,340,252)	(2,018,707)
Annual contract fee	(105,002)	(129,383)	(953,649)	(1,058,495)	(26,818)	(29,910)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,564,559)	(3,293,466)	(160,545,167)	(11,435,772)	(2,889,280)	(2,084,652)

Total increase (decrease) in contract owners’ equity	(19,050,496)	(886,254)	(136,808,789)	3,754,808	(3,268,235)	(1,617,933)
Contract owners’ equity at beginning of period	19,050,496	19,936,750	136,808,789	133,053,981	10,873,608	12,491,541

Contract owners’ equity at end of period	$—	$19,050,496	$—	$136,808,789	$7,605,373	$10,873,608

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,426,785	1,680,216	10,879,639	11,823,666	638,394	765,849
Units issued	20,423	49,914	95,984	162,574	70,404	266,550
Units redeemed	(1,447,208)	(303,345)	(10,975,623)	(1,106,601)	(244,153)	(394,005)

Units, end of period	—	1,426,785	—	10,879,639	464,645	638,394

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series I
	2013 (d)	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$5,686,334	$4,907,554	$553,277	$517,750	$3,251	$11,989
Expenses:
Mortality and expense risk and administrative charges	(4,205,441)	(3,767,744)	(224,975)	(220,781)	(1,859)	(1,802)

Net investment income (loss)	1,480,893	1,139,810	328,302	296,969	1,392	10,187

Realized gains (losses) on investments:
Capital gain distributions received	57,563,722	2,667,318	4,559,122	226,039	16,217	1,859
Net realized gain (loss)	(2,291,160)	4,336,345	234,567	453,223	(7,479)	(43)

Realized gains (losses)	55,272,562	7,003,663	4,793,689	679,262	8,738	1,816

Unrealized appreciation (depreciation) during the period	(21,394,867)	15,238,800	(1,901,469)	1,329,713	7,869	4,483

Net increase (decrease) in contract owners’ equity from operations	35,358,588	23,382,273	3,220,522	2,305,944	17,999	16,486

Changes from principal transactions:
Purchase payments	1,977,360	3,837,836	122,503	497,212	—	—
Transfers between sub-accounts and the company	(304,735,754)	40,478,386	(26,627,522)	917,248	(174,603)	—
Withdrawals	(16,108,055)	(14,871,967)	(1,157,625)	(1,575,382)	—	—
Annual contract fee	(2,138,308)	(2,063,267)	(216,351)	(243,587)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(321,004,757)	27,380,988	(27,878,995)	(404,509)	(174,603)	—

Total increase (decrease) in contract owners’ equity	(285,646,169)	50,763,261	(24,658,473)	1,901,435	(156,604)	16,486
Contract owners’ equity at beginning of period	285,646,169	234,882,908	24,658,473	22,757,038	156,604	140,118

Contract owners’ equity at end of period	$—	$285,646,169	$—	$24,658,473	$—	$156,604

	2013	2012	2013	2012	2013	2012
Units, beginning of period	16,595,696	14,894,848	1,417,211	1,440,730	10,314	10,314
Units issued	3,858,911	3,600,424	134,512	154,353	—	—
Units redeemed	(20,454,607)	(1,899,576)	(1,551,723)	(177,872)	(10,314)	—

Units, end of period	—	16,595,696	—	1,417,211	—	10,314

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series I
	2013 (d)	2012	2013 (d)	2012	2013 (c)
Income:
Dividend distributions received	$5,724,210	$21,777,517	$476,180	$1,428,864	$802,928
Expenses:
Mortality and expense risk and administrative charges	(4,270,570)	(4,048,938)	(166,170)	(159,760)	(85,974)

Net investment income (loss)	1,453,640	17,728,579	310,010	1,269,104	716,954

Realized gains (losses) on investments:
Capital gain distributions received	31,504,544	3,449,835	2,171,558	221,205	36,702
Net realized gain (loss)	(4,297,504)	1,689,947	(394,424)	101,050	(13,502)

Realized gains (losses)	27,207,040	5,139,782	1,777,134	322,255	23,200

Unrealized appreciation (depreciation) during the period	4,216,861	6,586,453	171,900	480,707	1,685,436

Net increase (decrease) in contract owners’ equity from operations	32,877,541	29,454,814	2,259,044	2,072,066	2,425,590

Changes from principal transactions:
Purchase payments	1,970,857	4,038,534	84,722	358,815	58,255
Transfers between sub-accounts and the company	(305,329,838)	11,580,740	(19,447,994)	4,005	138,032,310
Withdrawals	(18,454,180)	(17,885,631)	(970,032)	(1,553,214)	(807,895)
Annual contract fee	(2,069,176)	(2,113,757)	(163,014)	(170,758)	(54,839)

Net increase (decrease) in contract owners’ equity from principal transactions	(323,882,337)	(4,380,114)	(20,496,318)	(1,361,152)	137,227,831

Total increase (decrease) in contract owners’ equity	(291,004,796)	25,074,700	(18,237,274)	710,914	139,653,421
Contract owners’ equity at beginning of period	291,004,796	265,930,096	18,237,274	17,526,360	—

Contract owners’ equity at end of period	$—	$291,004,796	$—	$18,237,274	$139,653,421

	2013	2012	2013	2012	2013
Units, beginning of period	17,001,505	17,280,824	1,053,937	1,137,857	—
Units issued	3,023,907	2,136,153	228,567	59,695	10,266,667
Units redeemed	(20,025,412)	(2,415,472)	(1,282,504)	(143,615)	(49,014)

Units, end of period	—	17,001,505	—	1,053,937	10,217,653

(c)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$13,225,582	$15,658,305	$67,026	$253,115	$7,130,027	$4,363,850
Expenses:
Mortality and expense risk and administrative charges	(13,097,052)	(9,251,326)	(130,210)	(114,850)	(2,818,486)	(2,918,979)

Net investment income (loss)	128,530	6,406,979	(63,184)	138,265	4,311,541	1,444,871

Realized gains (losses) on investments:
Capital gain distributions received	75,504,617	—	1,042,445	—	89,360,546	2,674,340
Net realized gain (loss)	18,804,046	2,562,142	83,449	212,776	(12,604,460)	6,492,177

Realized gains (losses)	94,308,663	2,562,142	1,125,894	212,776	76,756,086	9,166,517

Unrealized appreciation (depreciation) during the period	64,457,944	53,598,174	540,679	430,886	(55,058,309)	10,574,657

Net increase (decrease) in contract owners’ equity from operations	158,895,137	62,567,295	1,603,389	781,927	26,009,318	21,186,045

Changes from principal transactions:
Purchase payments	3,099,170	6,668,718	—	—	823,693	3,362,022
Transfers between sub-accounts and the company	2,828,285,686	6,696,105	551,346	3,566,691	(219,671,425)	(4,975,531)
Withdrawals	(71,907,564)	(38,231,696)	(736,330)	(1,439,071)	(9,452,994)	(12,680,267)
Annual contract fee	(6,108,754)	(4,200,798)	—	—	(1,346,898)	(1,554,577)

Net increase (decrease) in contract owners’ equity from principal transactions	2,753,368,538	(29,067,671)	(184,984)	2,127,620	(229,647,624)	(15,848,353)

Total increase (decrease) in contract owners’ equity	2,912,263,675	33,499,624	1,418,405	2,909,547	(203,638,306)	5,337,692
Contract owners’ equity at beginning of period	632,257,258	598,757,634	9,321,783	6,412,236	203,638,306	198,300,614

Contract owners’ equity at end of period	$3,544,520,933	$632,257,258	$10,740,188	$9,321,783	$—	$203,638,306

	2013	2012	2013	2012	2013	2012
Units, beginning of period	42,857,530	44,896,481	600,806	408,019	14,938,594	16,151,400
Units issued	169,852,427	2,382,647	28,148	291,985	141,543	224,960
Units redeemed	(6,934,578)	(4,421,598)	(51,968)	(99,198)	(15,080,137)	(1,437,766)

Units, end of period	205,775,379	42,857,530	576,986	600,806	—	14,938,594

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (a)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$211,623	$192,156	$4,602,670	$4,679,987	$2,713,699	$2,771,833
Expenses:
Mortality and expense risk and administrative charges	(235,905)	(226,830)	(3,649,886)	(3,455,492)	(2,542,207)	(2,433,691)

Net investment income (loss)	(24,282)	(34,674)	952,784	1,224,495	171,492	338,142

Realized gains (losses) on investments:
Capital gain distributions received	320,204	—	—	—	—	—
Net realized gain (loss)	744,960	164,877	3,401,909	(4,879,615)	8,724,153	(3,113,645)

Realized gains (losses)	1,065,164	164,877	3,401,909	(4,879,615)	8,724,153	(3,113,645)

Unrealized appreciation (depreciation) during the period	2,763,423	1,660,533	56,562,158	37,627,182	29,907,400	24,564,990

Net increase (decrease) in contract owners’ equity from operations	3,804,305	1,790,736	60,916,851	33,972,062	38,803,045	21,789,487

Changes from principal transactions:
Purchase payments	86,771	236,567	575,800	617,399	690,083	667,626
Transfers between sub-accounts and the company	222,327	(426,392)	(4,699,389)	(8,691,759)	3,067,298	(4,085,107)
Withdrawals	(2,504,963)	(1,288,723)	(28,713,661)	(26,771,294)	(23,523,505)	(20,083,410)
Annual contract fee	(74,895)	(80,265)	(411,457)	(455,319)	(504,043)	(533,030)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,270,760)	(1,558,813)	(33,248,707)	(35,300,973)	(20,270,167)	(24,033,921)

Total increase (decrease) in contract owners’ equity	1,533,545	231,923	27,668,144	(1,328,911)	18,532,878	(2,244,434)
Contract owners’ equity at beginning of period	14,069,131	13,837,208	229,408,492	230,737,403	147,657,653	149,902,087

Contract owners’ equity at end of period	$15,602,676	$14,069,131	$257,076,636	$229,408,492	$166,190,531	$147,657,653

	2013	2012	2013	2012	2013	2012
Units, beginning of period	636,807	710,117	7,401,909	8,654,302	8,600,785	10,066,027
Units issued	39,202	21,694	230,964	242,306	909,091	650,080
Units redeemed	(128,347)	(95,004)	(1,199,661)	(1,494,699)	(1,896,209)	(2,115,322)

Units, end of period	547,662	636,807	6,433,212	7,401,909	7,613,667	8,600,785

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$73,804	$81,972	$93,337	$115,601	$1,164,735	$1,361,407
Expenses:
Mortality and expense risk and administrative charges	(182,947)	(163,303)	(328,698)	(312,028)	(447,348)	(407,700)

Net investment income (loss)	(109,143)	(81,331)	(235,361)	(196,427)	717,387	953,707

Realized gains (losses) on investments:
Capital gain distributions received	123,074	—	219,821	—	—	—
Net realized gain (loss)	1,402,784	394,440	2,510,239	806,122	2,346,316	1,496,798

Realized gains (losses)	1,525,858	394,440	2,730,060	806,122	2,346,316	1,496,798

Unrealized appreciation (depreciation) during the period	1,576,613	1,315,102	2,688,222	2,286,194	7,206,887	3,896,103

Net increase (decrease) in contract owners’ equity from operations	2,993,328	1,628,211	5,182,921	2,895,889	10,270,590	6,346,608

Changes from principal transactions:
Purchase payments	39,881	32,656	74,069	79,250	167,774	1,554,262
Transfers between sub-accounts and the company	(218,965)	(709,516)	1,621,893	(613,703)	(465,625)	(1,653,863)
Withdrawals	(1,038,435)	(1,104,795)	(3,240,095)	(2,815,049)	(4,180,180)	(3,140,279)
Annual contract fee	(42,099)	(44,354)	(65,941)	(70,225)	(270,539)	(297,658)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,259,618)	(1,826,009)	(1,610,074)	(3,419,727)	(4,748,570)	(3,537,538)

Total increase (decrease) in contract owners’ equity	1,733,710	(197,798)	3,572,847	(523,838)	5,522,020	2,809,070
Contract owners’ equity at beginning of period	10,490,915	10,688,713	18,855,797	19,379,635	46,220,025	43,410,955

Contract owners’ equity at end of period	$12,224,625	$10,490,915	$22,428,644	$18,855,797	$51,742,045	$46,220,025

	2013	2012	2013	2012	2013	2012
Units, beginning of period	751,722	890,859	1,291,549	1,537,314	3,311,637	3,582,202
Units issued	169,132	83,057	296,047	139,537	20,270	140,966
Units redeemed	(240,556)	(222,194)	(392,137)	(385,302)	(324,245)	(411,531)

Units, end of period	680,298	751,722	1,195,459	1,291,549	3,007,662	3,311,637

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$25,095,839	$30,435,948	$426,861	$320,384	$14,351,187	$14,444,844
Expenses:
Mortality and expense risk and administrative charges	(17,646,351)	(16,686,340)	(935,107)	(879,189)	(12,953,204)	(13,960,105)

Net investment income (loss)	7,449,488	13,749,608	(508,246)	(558,805)	1,397,983	484,739

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	299,525,625	—
Net realized gain (loss)	(2,460,892)	(26,121,415)	593,679	(2,389,648)	23,242,985	(4,937,994)

Realized gains (losses)	(2,460,892)	(26,121,415)	593,679	(2,389,648)	322,768,610	(4,937,994)

Unrealized appreciation (depreciation) during the period	229,737,873	158,086,187	17,159,146	13,877,541	(218,299,774)	100,344,347

Net increase (decrease) in contract owners’ equity from operations	234,726,469	145,714,380	17,244,579	10,929,088	105,866,819	95,891,092

Changes from principal transactions:
Purchase payments	2,688,797	6,731,640	404,721	927,188	2,856,112	12,844,040
Transfers between sub-accounts and the company	(31,155,476)	(45,774,306)	(5,139,898)	(412,246)	(967,608,819)	(27,479,909)
Withdrawals	(86,720,696)	(70,712,077)	(10,877,625)	(5,534,415)	(64,102,750)	(64,191,949)
Annual contract fee	(7,622,896)	(7,838,127)	(273,886)	(298,181)	(6,080,281)	(6,849,035)

Net increase (decrease) in contract owners’ equity from principal transactions	(122,810,271)	(117,592,870)	(15,886,688)	(5,317,654)	(1,034,935,738)	(85,676,853)

Total increase (decrease) in contract owners’ equity	111,916,198	28,121,510	1,357,891	5,611,434	(929,068,919)	10,214,239
Contract owners’ equity at beginning of period	1,100,916,744	1,072,795,234	59,159,232	53,547,798	929,068,919	918,854,680

Contract owners’ equity at end of period	$1,212,832,942	$1,100,916,744	$60,517,123	$59,159,232	$—	$929,068,919

	2013	2012	2013	2012	2013	2012
Units, beginning of period	93,098,857	103,682,609	2,866,960	3,148,239	74,401,402	81,569,528
Units issued	550,589	280,909	148,759	284,899	328,095	483,089
Units redeemed	(9,916,917)	(10,864,661)	(816,295)	(566,178)	(74,729,497)	(7,651,215)

Units, end of period	83,732,529	93,098,857	2,199,424	2,866,960	—	74,401,402

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II
	2013 (d)	2012	2013 (b)	2013	2012
Income:
Dividend distributions received	$1,215,573	$1,257,322	$—	$140,079	$126,853
Expenses:
Mortality and expense risk and administrative charges	(523,980)	(552,280)	(25,152)	(247,266)	(184,098)

Net investment income (loss)	691,593	705,042	(25,152)	(107,187)	(57,245)

Realized gains (losses) on investments:
Capital gain distributions received	20,393,121	—	—	—	—
Net realized gain (loss)	1,881,290	1,352,403	2,336	703,284	(248,127)

Realized gains (losses)	22,274,411	1,352,403	2,336	703,284	(248,127)

Unrealized appreciation (depreciation) during the period	(15,232,752)	4,843,745	680,113	3,710,432	2,699,800

Net increase (decrease) in contract owners’ equity from operations	7,733,252	6,901,190	657,297	4,306,529	2,394,428

Changes from principal transactions:
Purchase payments	735,622	1,376,162	3,212	148,953	36,913
Transfers between sub-accounts and the company	(65,766,422)	(2,120,352)	24,502,746	21,005,863	2,626,411
Withdrawals	(4,454,230)	(3,620,838)	(321,888)	(3,405,058)	(1,414,681)
Annual contract fee	(358,048)	(413,431)	(3,341)	(69,452)	(59,966)

Net increase (decrease) in contract owners’ equity from principal transactions	(69,843,078)	(4,778,459)	24,180,729	17,680,306	1,188,677

Total increase (decrease) in contract owners’ equity	(62,109,826)	2,122,731	24,838,026	21,986,835	3,583,105
Contract owners’ equity at beginning of period	62,109,826	59,987,095	—	14,355,128	10,772,023

Contract owners’ equity at end of period	$—	$62,109,826	$24,838,026	$36,341,963	$14,355,128

	2013	2012	2013	2013	2012
Units, beginning of period	4,483,756	4,845,753	—	861,806	790,639
Units issued	50,930	107,706	1,256,974	1,248,393	333,799
Units redeemed	(4,534,686)	(469,703)	(58,600)	(424,021)	(262,632)

Units, end of period	—	4,483,756	1,198,374	1,686,178	861,806

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (a)
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,442,969	$2,385,279	$2,482,894	$1,693,433	$8,613	$10,999
Expenses:
Mortality and expense risk and administrative charges	(4,022,214)	(3,978,802)	(3,738,168)	(3,808,730)	(11,338)	(11,306)

Net investment income (loss)	(579,245)	(1,593,523)	(1,255,274)	(2,115,297)	(2,725)	(307)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	30,299	2,246
Net realized gain (loss)	19,861,051	15,021,087	6,052,208	(4,437,269)	8,005	33,722

Realized gains (losses)	19,861,051	15,021,087	6,052,208	(4,437,269)	38,304	35,968

Unrealized appreciation (depreciation) during the period	55,686,962	16,934,928	59,199,367	32,751,533	62,277	31,141

Net increase (decrease) in contract owners’ equity from operations	74,968,768	30,362,492	63,996,301	26,198,967	97,856	66,802

Changes from principal transactions:
Purchase payments	636,454	674,689	706,450	735,823	—	—
Transfers between sub-accounts and the company	(9,210,932)	(15,159,128)	(22,676,717)	(10,876,994)	(849)	(59,276)
Withdrawals	(34,191,618)	(32,516,196)	(34,920,458)	(26,033,460)	(11,132)	(57,946)
Annual contract fee	(437,851)	(505,849)	(906,501)	(1,008,696)	(1,708)	(2,028)

Net increase (decrease) in contract owners’ equity from principal transactions	(43,203,947)	(47,506,484)	(57,797,226)	(37,183,327)	(13,689)	(119,250)

Total increase (decrease) in contract owners’ equity	31,764,821	(17,143,992)	6,199,075	(10,984,360)	84,167	(52,448)
Contract owners’ equity at beginning of period	255,769,223	272,913,215	229,708,016	240,692,376	763,369	815,817

Contract owners’ equity at end of period	$287,534,044	$255,769,223	$235,907,091	$229,708,016	$847,536	$763,369

	2013	2012	2013	2012	2013	2012
Units, beginning of period	16,630,579	19,834,197	14,454,454	16,833,144	45,243	52,261
Units issued	91,761	179,659	1,075,956	358,073	127	77
Units redeemed	(2,513,331)	(3,383,277)	(4,201,218)	(2,736,763)	(889)	(7,095)

Units, end of period	14,209,009	16,630,579	11,329,192	14,454,454	44,481	45,243

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$228,655	$4,487,037	$316,407	$10,696,074	$10,636,698	$10,797,252
Expenses:
Mortality and expense risk and administrative charges	(784,069)	(940,922)	(2,086,000)	(2,431,331)	(10,004,332)	(10,585,302)

Net investment income (loss)	(555,414)	3,546,115	(1,769,593)	8,264,743	632,366	211,950

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	162,249,939	—
Net realized gain (loss)	77,112	(172,326)	4,386,267	2,795,674	52,267,584	(8,130,775)

Realized gains (losses)	77,112	(172,326)	4,386,267	2,795,674	214,517,523	(8,130,775)

Unrealized appreciation (depreciation) during the period	(3,528,393)	51,703	(12,836,812)	(3,378,793)	(134,332,090)	99,645,244

Net increase (decrease) in contract owners’ equity from operations	(4,006,695)	3,425,492	(10,220,138)	7,681,624	80,817,799	91,726,419

Changes from principal transactions:
Purchase payments	80,506	71,590	408,823	367,338	2,269,850	9,248,136
Transfers between sub-accounts and the company	(2,695,054)	(1,074,858)	3,532,879	(229,723)	(746,951,390)	(36,673,999)
Withdrawals	(6,418,969)	(7,667,717)	(18,136,100)	(16,953,064)	(43,063,233)	(41,985,034)
Annual contract fee	(82,582)	(106,980)	(491,699)	(580,220)	(4,576,148)	(5,230,142)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,116,099)	(8,777,965)	(14,686,097)	(17,395,669)	(792,320,921)	(74,641,039)

Total increase (decrease) in contract owners’ equity	(13,122,794)	(5,352,473)	(24,906,235)	(9,714,045)	(711,503,122)	17,085,380
Contract owners’ equity at beginning of period	61,077,969	66,430,442	148,539,967	158,254,012	711,503,122	694,417,742

Contract owners’ equity at end of period	$47,955,175	$61,077,969	$123,633,732	$148,539,967	$—	$711,503,122

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,982,554	2,267,826	6,626,234	7,392,527	56,688,326	62,998,496
Units issued	119,005	141,744	1,530,388	724,969	440,133	416,436
Units redeemed	(434,707)	(427,016)	(1,991,153)	(1,491,262)	(57,128,459)	(6,726,606)

Units, end of period	1,666,852	1,982,554	6,165,469	6,626,234	—	56,688,326

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,110,961	$2,793,218	$345,389	$477,672	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,792,512)	(1,651,054)	(424,591)	(397,442)	(774,552)	(629,471)

Net investment income (loss)	318,449	1,142,164	(79,202)	80,230	(774,552)	(629,471)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,427,469	2,691,259
Net realized gain (loss)	8,550,722	5,619,435	34,026	(1,340,529)	6,785,422	4,002,896

Realized gains (losses)	8,550,722	5,619,435	34,026	(1,340,529)	11,212,891	6,694,155

Unrealized appreciation (depreciation) during the period	28,268,134	17,917,280	6,826,720	5,717,814	9,550,762	4,455,204

Net increase (decrease) in contract owners’ equity from operations	37,137,305	24,678,879	6,781,544	4,457,515	19,989,101	10,519,888

Changes from principal transactions:
Purchase payments	409,439	1,147,660	72,125	93,617	211,043	195,190
Transfers between sub-accounts and the company	(6,007,130)	(7,071,387)	737,786	(660,915)	1,971,696	(1,078,118)
Withdrawals	(14,821,406)	(13,476,544)	(4,666,279)	(2,859,693)	(5,813,512)	(4,674,159)
Annual contract fee	(381,606)	(411,487)	(117,629)	(113,712)	(141,010)	(140,627)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,800,703)	(19,811,758)	(3,973,997)	(3,540,703)	(3,771,783)	(5,697,714)

Total increase (decrease) in contract owners’ equity	16,336,602	4,867,121	2,807,547	916,812	16,217,318	4,822,174
Contract owners’ equity at beginning of period	134,570,665	129,703,544	25,429,832	24,513,020	41,483,488	36,661,314

Contract owners’ equity at end of period	$150,907,267	$134,570,665	$28,237,379	$25,429,832	$57,700,806	$41,483,488

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,898,282	7,964,742	1,516,248	1,747,057	1,425,170	1,641,542
Units issued	141,075	319,362	223,171	160,495	280,891	244,154
Units redeemed	(1,124,134)	(1,385,822)	(430,398)	(391,304)	(375,067)	(460,526)

Units, end of period	5,915,223	6,898,282	1,309,021	1,516,248	1,330,994	1,425,170

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$6,426,961	$3,866,595	$6,718,687	$5,377,149
Expenses:
Mortality and expense risk and administrative charges	(1,115,711)	(942,151)	(1,066,426)	(811,532)	(1,530,173)	(1,216,703)

Net investment income (loss)	(1,115,711)	(942,151)	5,360,535	3,055,063	5,188,514	4,160,446

Realized gains (losses) on investments:
Capital gain distributions received	6,192,846	3,980,900	—	—	—	—
Net realized gain (loss)	10,640,763	7,993,144	1,159,210	(3,798,824)	3,554,681	(3,420,898)

Realized gains (losses)	16,833,609	11,974,044	1,159,210	(3,798,824)	3,554,681	(3,420,898)

Unrealized appreciation (depreciation) during the period	11,459,462	3,637,638	(1,957,351)	9,166,693	(3,249,778)	10,935,955

Net increase (decrease) in contract owners’ equity from operations	27,177,360	14,669,531	4,562,394	8,422,932	5,493,417	11,675,503

Changes from principal transactions:
Purchase payments	290,139	259,493	183,668	251,273	285,222	176,083
Transfers between sub-accounts and the company	4,239,076	899,409	50,691,566	(502,883)	43,230,718	(326,831)
Withdrawals	(10,897,381)	(7,849,869)	(9,383,935)	(8,725,129)	(17,514,035)	(10,523,239)
Annual contract fee	(246,429)	(224,106)	(276,490)	(94,801)	(325,677)	(186,451)

Net increase (decrease) in contract owners’equity from principal transactions	(6,614,595)	(6,915,073)	41,214,809	(9,071,540)	25,676,228	(10,860,438)

Total increase (decrease) in contract owners’ equity	20,562,765	7,754,458	45,777,203	(648,608)	31,169,645	815,065
Contract owners’ equity at beginning of period	57,932,049	50,177,591	52,828,206	53,476,814	75,110,386	74,295,321

Contract owners’ equity at end of period	$78,494,814	$57,932,049	$98,605,409	$52,828,206	$106,280,031	$75,110,386

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,937,970	2,174,751	2,306,961	2,754,223	3,305,373	3,821,562
Units issued	449,196	505,277	4,558,789	956,038	3,861,106	1,348,427
Units redeemed	(592,333)	(742,058)	(1,183,977)	(1,403,300)	(2,627,377)	(1,864,616)

Units, end of period	1,794,833	1,937,970	5,681,773	2,306,961	4,539,102	3,305,373

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

					International Equity Index
	International Core Trust Series I		International Core Trust Series II		Trust B Series I
	2013	2012	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$719,458	$711,058	$515,651	$484,120	$496,754	$227,980
Expenses:
Mortality and expense risk and administrative charges	(386,109)	(379,635)	(320,968)	(312,178)	(309,068)	(49,710)

Net investment income (loss)	333,349	331,423	194,683	171,942	187,686	178,270

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,405,508)	(3,820,176)	(153,770)	(2,318,964)	465,990	4,800

Realized gains (losses)	(1,405,508)	(3,820,176)	(153,770)	(2,318,964)	465,990	4,800

Unrealized appreciation (depreciation) during the period	6,517,104	6,697,526	4,049,501	4,499,267	1,923,110	994,737

Net increase (decrease) in contract owners’ equity from operations	5,444,945	3,208,773	4,090,414	2,352,245	2,576,786	1,177,807

Changes from principal transactions:
Purchase payments	40,846	76,426	107,846	142,722	115,718	4,439
Transfers between sub-accounts and the company	5,938	(1,389,806)	421,123	(1,616,410)	(953,305)	20,748,198
Withdrawals	(3,117,022)	(3,014,073)	(2,345,050)	(2,811,724)	(2,016,652)	(187,782)
Annual contract fee	(58,389)	(65,658)	(64,274)	(65,602)	(58,992)	(9,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,128,627)	(4,393,111)	(1,880,355)	(4,351,014)	(2,913,231)	20,555,437

Total increase (decrease) in contract owners’ equity	2,316,318	(1,184,338)	2,210,059	(1,998,769)	(336,445)	21,733,244
Contract owners’ equity at beginning of period	25,322,340	26,506,678	18,648,342	20,647,111	21,733,244	—

Contract owners’ equity at end of period	$27,638,658	$25,322,340	$20,858,401	$18,648,342	$21,396,799	$21,733,244

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,705,412	2,030,200	1,164,058	1,465,696	1,641,475	—
Units issued	131,246	113,468	237,852	94,586	142,335	1,684,825
Units redeemed	(329,451)	(438,256)	(332,614)	(396,224)	(353,151)	(43,350)

Units, end of period	1,507,207	1,705,412	1,069,296	1,164,058	1,430,659	1,641,475

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series II		International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2013	2012 (aa)	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$480,854	$216,531	$430,397	$226,252	$192,449	$97,807
Expenses:
Mortality and expense risk and administrative charges	(350,843)	(59,774)	(287,875)	(292,463)	(296,125)	(49,580)

Net investment income (loss)	130,011	156,757	142,522	(66,211)	(103,676)	48,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	625,467	28,316	(1,186,723)	(1,519,150)	523,441	(1,152)

Realized gains (losses)	625,467	28,316	(1,186,723)	(1,519,150)	523,441	(1,152)

Unrealized appreciation (depreciation) during the period	1,916,214	1,140,069	3,251,887	4,404,621	2,702,724	695,041

Net increase (decrease) in contract owners’ equity from operations	2,671,692	1,325,142	2,207,686	2,819,260	3,122,489	742,116

Changes from principal transactions:
Purchase payments	94,830	34,244	89,546	107,082	92,795	20,612
Transfers between sub-accounts and the company	(1,585,726)	24,012,932	70,512	(598,883)	(195,645)	19,992,906
Withdrawals	(2,910,256)	(772,196)	(3,100,471)	(1,627,994)	(2,826,201)	(355,562)
Annual contract fee	(86,333)	(19,206)	(93,484)	(102,820)	(48,558)	(13,836)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,487,485)	23,255,774	(3,033,897)	(2,222,615)	(2,977,609)	19,644,120

Total increase (decrease) in contract owners’ equity	(1,815,793)	24,580,916	(826,211)	596,645	144,880	20,386,236
Contract owners’ equity at beginning of period	24,580,916	—	19,182,549	18,585,904	20,386,236	—

Contract owners’ equity at end of period	$22,765,123	$24,580,916	$18,356,338	$19,182,549	$20,531,116	$20,386,236

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,860,244	—	1,807,557	2,029,313	1,564,685	—
Units issued	310,490	2,010,313	92,879	97,602	216,218	1,655,037
Units redeemed	(639,993)	(150,069)	(364,953)	(319,358)	(434,387)	(90,352)

Units, end of period	1,530,741	1,860,244	1,535,483	1,807,557	1,346,516	1,564,685

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$549,291	$386,045	$349,180	$235,009	$1,513,353	$2,189,944
Expenses:
Mortality and expense risk and administrative charges	(452,821)	(454,365)	(334,630)	(336,342)	(1,295,467)	(1,264,649)

Net investment income (loss)	96,470	(68,320)	14,550	(101,333)	217,886	925,295

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,182,348	328,097	1,235,243	318,155	(4,819,992)	(10,960,275)

Realized gains (losses)	1,182,348	328,097	1,235,243	318,155	(4,819,992)	(10,960,275)

Unrealized appreciation (depreciation) during the period	5,578,036	4,667,994	3,444,310	3,176,743	23,876,191	23,913,996

Net increase (decrease) in contract owners’ equity from operations	6,856,854	4,927,771	4,694,103	3,393,565	19,274,085	13,879,016

Changes from principal transactions:
Purchase payments	47,191	152,254	83,282	140,976	186,565	347,773
Transfers between sub-accounts and the company	(1,015,597)	(1,972,180)	1,348,434	(1,240,754)	(2,197,067)	(5,975,639)
Withdrawals	(2,908,608)	(3,189,372)	(3,493,119)	(2,806,811)	(9,738,411)	(9,815,950)
Annual contract fee	(74,358)	(98,492)	(68,715)	(83,326)	(187,887)	(207,692)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,951,372)	(5,107,790)	(2,130,118)	(3,989,915)	(11,936,800)	(15,651,508)

Total increase (decrease) in contract owners’ equity	2,905,482	(180,019)	2,563,985	(596,350)	7,337,285	(1,772,492)
Contract owners’ equity at beginning of period	30,333,649	30,513,668	20,750,317	21,346,667	86,197,796	87,970,288

Contract owners’ equity at end of period	$33,239,131	$30,333,649	$23,314,302	$20,750,317	$93,535,081	$86,197,796

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,106,986	2,491,631	1,455,798	1,754,705	4,864,597	5,832,631
Units issued	100,946	86,582	289,944	147,862	192,107	176,986
Units redeemed	(353,698)	(471,227)	(425,412)	(446,769)	(810,207)	(1,145,020)

Units, end of period	1,854,234	2,106,986	1,320,330	1,455,798	4,246,497	4,864,597

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,315,845	$2,074,568	$6,979,948	$3,990,132	$3,544,345	$2,159,495
Expenses:
Mortality and expense risk and administrative charges	(1,369,079)	(1,394,242)	(2,001,849)	(2,184,179)	(1,592,398)	(1,829,763)

Net investment income (loss)	(53,234)	680,326	4,978,099	1,805,953	1,951,947	329,732

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,459,481	—	1,866,745	—
Net realized gain (loss)	(3,613,877)	(12,868,294)	3,479,000	3,235,527	2,091,191	3,008,877

Realized gains (losses)	(3,613,877)	(12,868,294)	6,938,481	3,235,527	3,957,936	3,008,877

Unrealized appreciation (depreciation) during the period	22,222,175	26,096,448	(17,528,832)	7,109,391	(9,652,979)	3,034,946

Net increase (decrease) in contract owners’ equity from operations	18,555,064	13,908,480	(5,612,252)	12,150,871	(3,743,096)	6,373,555

Changes from principal transactions:
Purchase payments	533,585	370,144	506,713	2,548,582	300,191	336,280
Transfers between sub-accounts and the company	(534,725)	(5,745,852)	12,669,806	6,373,869	1,735,102	5,107,397
Withdrawals	(14,562,844)	(11,011,883)	(18,110,811)	(18,738,874)	(15,654,886)	(14,501,223)
Annual contract fee	(282,833)	(319,540)	(887,040)	(999,478)	(403,237)	(457,246)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,846,817)	(16,707,131)	(5,821,332)	(10,815,901)	(14,022,830)	(9,514,792)

Total increase (decrease) in contract owners’ equity	3,708,247	(2,798,651)	(11,433,584)	1,334,970	(17,765,926)	(3,141,237)
Contract owners’ equity at beginning of period	86,301,827	89,100,478	192,547,793	191,212,823	113,711,452	116,852,689

Contract owners’ equity at end of period	$90,010,074	$86,301,827	$181,114,209	$192,547,793	$95,945,526	$113,711,452

	2013	2012	2013	2012	2013	2012
Units, beginning of period	4,463,283	5,396,627	10,048,782	10,391,724	5,945,106	6,440,389
Units issued	465,226	337,458	1,285,772	998,449	1,265,306	949,030
Units redeemed	(1,150,320)	(1,270,802)	(1,354,140)	(1,341,391)	(1,856,883)	(1,444,313)

Units, end of period	3,778,189	4,463,283	9,980,414	10,048,782	5,353,529	5,945,106

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II		Lifestyle Aggressive PS Series - Series II
	2013	2012	2013	2012	2013 (b)
Income:
Dividend distributions received	$2,102,350	$1,019,730	$3,336,899	$1,750,635	$436
Expenses:
Mortality and expense risk and administrative charges	(1,249,447)	(1,202,016)	(2,424,268)	(2,469,880)	(8)

Net investment income (loss)	852,903	(182,286)	912,631	(719,245)	428

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	1,282,322	(5,230,374)	603,546	(4,555,379)	—

Realized gains (losses)	1,282,322	(5,230,374)	603,546	(4,555,379)	—

Unrealized appreciation (depreciation) during the period	16,430,488	17,043,676	32,228,146	26,511,552	20

Net increase (decrease) in contract owners’ equity from operations	18,565,713	11,631,016	33,744,323	21,236,928	448

Changes from principal transactions:
Purchase payments	847,146	425,069	1,463,809	1,324,376	—
Transfers between sub-accounts and the company	5,911,749	(15,577,714)	(4,428,813)	(14,216,920)	23,057
Withdrawals	(7,122,834)	(5,926,630)	(19,290,025)	(13,611,274)	—
Annual contract fee	(289,378)	(312,685)	(554,835)	(612,027)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(653,317)	(21,391,960)	(22,809,864)	(27,115,845)	23,057

Total increase (decrease) in contract owners’ equity	17,912,396	(9,760,944)	10,934,459	(5,878,917)	23,505
Contract owners’ equity at beginning of period	74,919,817	84,680,761	148,442,451	154,321,368	—

Contract owners’ equity at end of period	$92,832,213	$74,919,817	$159,376,910	$148,442,451	$23,505

	2013	2012	2013	2012	2013
Units, beginning of period	4,256,655	5,509,887	8,462,793	10,061,001	—
Units issued	600,937	148,852	593,324	455,297	1,838
Units redeemed	(662,570)	(1,402,084)	(1,734,751)	(2,053,505)	—

Units, end of period	4,195,022	4,256,655	7,321,366	8,462,793	1,838

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$18,360,045	$14,725,280	229,106,085	183,461,154	$2,326	$1,606
Expenses:
Mortality and expense risk and administrative charges	(8,355,660)	(8,648,621)	(136,717,958)	(139,813,138)	(948)	(866)

Net investment income (loss)	10,004,385	6,076,659	92,388,127	43,648,016	1,378	740

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	16,563,752	(83,098)	(4,516,919)	(137,134,554)	97	(30)

Realized gains (losses)	16,563,752	(83,098)	(4,516,919)	(137,134,554)	97	(30)

Unrealized appreciation (depreciation) during the period	45,579,453	61,013,521	839,175,560	960,691,279	7,048	6,165

Net increase (decrease) in contract owners’ equity from operations	72,147,590	67,007,082	927,046,768	867,204,741	8,523	6,875

Changes from principal transactions:
Purchase payments	1,942,046	5,509,819	30,769,070	83,130,095	4,414	4,419
Transfers between sub-accounts and the company	5,602,897	(1,767,315)	(66,112,725)	(28,618,525)	—	—
Withdrawals	(68,038,223)	(71,845,765)	(878,901,732)	(826,035,636)	—	(10,409)
Annual contract fee	(2,900,001)	(3,121,618)	(51,085,741)	(53,146,444)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(63,393,281)	(71,224,879)	(965,331,128)	(824,670,510)	4,414	(5,990)

Total increase (decrease) in contract owners’ equity	8,754,309	(4,217,797)	(38,284,360)	42,534,231	12,937	884
Contract owners’ equity at beginning of period	663,373,282	667,591,079	8,984,381,926	8,941,847,695	70,966	70,082

Contract owners’ equity at end of period	$672,127,591	$663,373,282	$8,946,097,566	$8,984,381,926	$83,903	$70,966

	2013	2012	2013	2012	2013	2012
Units, beginning of period	36,807,051	40,214,740	514,301,137	560,278,678	4,616	5,040
Units issued	1,780,850	2,071,179	27,163,886	9,731,475	277	299
Units redeemed	(4,852,875)	(5,478,868)	(75,804,907)	(55,709,016)	—	(723)

Units, end of period	33,735,026	36,807,051	465,660,116	514,301,137	4,893	4,616

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced
	PS Series - Series I	Lifestyle Balanced PS Series - Series II		Lifestyle Conservative Trust Series I
	2013 (b)	2013	2012	2013	2012
Income:
Dividend distributions received	$2,871	$3,638,817	$1,494,071	$6,093,150	$6,366,774
Expenses:
Mortality and expense risk and administrative charges	(64)	(2,126,024)	(1,530,145)	(2,562,604)	(2,890,133)

Net investment income (loss)	2,807	1,512,793	(36,074)	3,530,546	3,476,641

Realized gains (losses) on investments:
Capital gain distributions received	—	4,027,715	66,422	5,992,850	4,736,689
Net realized gain (loss)	(16)	1,672,348	258,348	5,913,364	6,822,823

Realized gains (losses)	(16)	5,700,063	324,770	11,906,214	11,559,512

Unrealized appreciation (depreciation) during the period	(1,620)	11,918,134	8,997,882	(10,480,160)	77,310

Net increase (decrease) in contract owners’ equity from operations	1,171	19,130,990	9,286,578	4,956,600	15,113,463

Changes from principal transactions:
Purchase payments	—	1,745,646	53,750,577	337,997	1,848,201
Transfers between sub-accounts and the company	144,109	27,126,101	37,924,343	(34,959,131)	25,649,308
Withdrawals	(3,000)	(4,968,133)	(2,518,485)	(20,979,804)	(29,219,111)
Annual contract fee	—	(1,982,023)	(1,092,263)	(789,390)	(889,595)

Net increase (decrease) in contract owners’ equity from principal transactions	141,109	21,921,591	88,064,172	(56,390,328)	(2,611,197)

Total increase (decrease) in contract owners’ equity	142,280	41,052,581	97,350,750	(51,433,728)	12,502,266
Contract owners’ equity at beginning of period	—	164,597,717	67,246,967	225,765,059	213,262,793

Contract owners’ equity at end of period	$142,280	$205,650,298	$164,597,717	$174,331,331	$225,765,059

	2013	2013	2012	2013	2012
Units, beginning of period	—	12,280,686	5,516,463	11,374,734	11,272,969
Units issued	11,499	2,450,453	7,285,273	832,262	2,478,607
Units redeemed	(241)	(838,614)	(521,050)	(3,592,375)	(2,376,842)

Units, end of period	11,258	13,892,525	12,280,686	8,614,621	11,374,734

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series - Series II		Lifestyle Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$60,509,290	$63,092,211	$1,021,731	$565,269	$15,982,594	$11,122,109
Expenses:
Mortality and expense risk and administrative charges	(32,566,959)	(36,131,066)	(669,762)	(578,218)	(7,795,455)	(7,452,094)

Net investment income (loss)	27,942,331	26,961,145	351,969	(12,949)	8,187,139	3,670,015

Realized gains (losses) on investments:
Capital gain distributions received	62,381,138	50,911,427	548,709	4,563	—	—
Net realized gain (loss)	119,353,362	75,370,987	1,062,088	142,566	15,634,765	1,529,313

Realized gains (losses)	181,734,500	126,282,414	1,610,797	147,129	15,634,765	1,529,313

Unrealized appreciation (depreciation) during the period	(166,104,387)	(3,430,158)	(786,280)	2,110,457	83,410,737	63,802,778

Net increase (decrease) in contract owners’ equity from operations	43,572,444	149,813,401	1,176,486	2,244,637	107,232,641	69,002,106

Changes from principal transactions:
Purchase payments	6,214,303	22,013,694	673,970	20,090,925	3,459,839	7,691,300
Transfers between sub-accounts and the company	(351,496,843)	192,840,310	(7,648,994)	7,663,657	14,554,095	36,672,409
Withdrawals	(252,000,634)	(268,452,593)	(2,388,334)	(2,165,486)	(55,659,834)	(58,181,377)
Annual contract fee	(12,772,946)	(13,932,643)	(541,073)	(362,212)	(3,250,174)	(3,321,828)

Net increase (decrease) in contract owners’ equity from principal transactions	(610,056,120)	(67,531,232)	(9,904,431)	25,226,884	(40,896,074)	(17,139,496)

Total increase (decrease) in contract owners’ equity	(566,483,676)	82,282,169	(8,727,945)	27,471,521	66,336,567	51,862,610
Contract owners’ equity at beginning of period	2,391,723,384	2,309,441,215	54,631,474	27,159,953	617,143,126	565,280,516

Contract owners’ equity at end of period	$1,825,239,708	$2,391,723,384	$45,903,529	$54,631,474	$683,479,693	$617,143,126

	2013	2012	2013	2012	2013	2012
Units, beginning of period	133,397,940	136,960,732	4,108,790	2,167,186	37,057,992	37,272,775
Units issued	8,542,023	17,990,792	403,848	2,345,049	2,221,476	5,381,274
Units redeemed	(41,527,057)	(21,553,584)	(1,135,073)	(403,445)	(4,215,341)	(5,596,057)

Units, end of period	100,412,906	133,397,940	3,377,565	4,108,790	35,064,127	37,057,992

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth Trust Series II		Lifestyle Growth Trust Series NAV		Lifestyle Growth PS Series - Series I
	2013	2012	2013	2012	2013 (b)
Income:
Dividend distributions received	$281,704,800	$191,843,512	$16,178	$10,619	$35,180
Expenses:
Mortality and expense risk and administrative charges	(188,999,504)	(180,713,977)	(7,535)	(5,154)	(1,372)

Net investment income (loss)	92,705,296	11,129,535	8,643	5,465	33,808

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	13,970,832	(227,173,651)	855	16	13

Realized gains (losses)	13,970,832	(227,173,651)	855	16	13

Unrealized appreciation (depreciation) during the period	1,879,743,679	1,502,287,512	93,962	25,521	26,103

Net increase (decrease) in contract owners’ equity from operations	1,986,419,807	1,286,243,396	103,460	31,002	59,924

Changes from principal transactions:
Purchase payments	46,935,665	127,406,031	—	—	200
Transfers between sub-accounts and the company	254,886,742	231,620,396	—	395,051	2,382,962
Withdrawals	(1,078,403,722)	(824,583,296)	—	—	—
Annual contract fee	(74,006,475)	(73,972,433)	—	—	(1,657)

Net increase (decrease) in contract owners’ equity from principal transactions	(850,587,790)	(539,529,302)	—	395,051	2,381,505

Total increase (decrease) in contract owners’ equity	1,135,832,017	746,714,094	103,460	426,053	2,441,429
Contract owners’ equity at beginning of period	11,862,336,642	11,115,622,548	576,107	150,054	—

Contract owners’ equity at end of period	$12,998,168,659	$11,862,336,642	$679,567	$576,107	$2,441,429

	2013	2012	2013	2012	2013
Units, beginning of period	708,897,028	737,881,259	36,484	10,695	—
Units issued	48,415,876	44,521,051	—	25,789	191,976
Units redeemed	(90,972,114)	(73,505,282)	—	—	—

Units, end of period	666,340,790	708,897,028	36,484	36,484	191,976

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series - Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,490,788	$1,274,658	$7,108,550	$6,159,278	$74,269,400	$64,969,756
Expenses:
Mortality and expense risk and administrative charges	(2,350,533)	(1,682,678)	(3,108,723)	(3,260,056)	(42,660,215)	(43,758,005)

Net investment income (loss)	1,140,255	(408,020)	3,999,827	2,899,222	31,609,185	21,211,751

Realized gains (losses) on investments:
Capital gain distributions received	5,859,200	160,186	—	—	—	—
Net realized gain (loss)	1,357,215	272,041	9,409,098	4,785,565	31,693,835	(7,838,434)

Realized gains (losses)	7,216,415	432,227	9,409,098	4,785,565	31,693,835	(7,838,434)

Unrealized appreciation (depreciation) during the period	22,749,169	11,898,723	7,562,715	14,772,776	162,291,471	228,852,540

Net increase (decrease) in contract owners’ equity from operations	31,105,839	11,922,930	20,971,640	22,457,563	225,594,491	242,225,857

Changes from principal transactions:
Purchase payments	3,617,125	41,600,138	408,108	2,796,918	10,494,182	34,194,986
Transfers between sub-accounts and the company	89,866,147	27,740,601	(971,399)	4,708,918	(49,879,770)	73,063,397
Withdrawals	(3,706,482)	(1,866,808)	(22,749,096)	(29,620,844)	(273,657,587)	(290,440,896)
Annual contract fee	(1,957,020)	(1,133,257)	(1,000,263)	(1,082,401)	(16,662,563)	(17,008,289)

Net increase (decrease) in contract owners’ equity from principal transactions	87,819,770	66,340,674	(24,312,650)	(23,197,409)	(329,705,738)	(200,190,802)

Total increase (decrease) in contract owners’ equity	118,925,609	78,263,604	(3,341,010)	(739,846)	(104,111,247)	42,035,055
Contract owners’ equity at beginning of period	164,900,378	86,636,774	250,095,370	250,835,216	2,843,252,618	2,801,217,563

Contract owners’ equity at end of period	$283,825,987	$164,900,378	$246,754,360	$250,095,370	$2,739,141,371	$2,843,252,618

	2013	2012	2013	2012	2013	2012
Units, beginning of period	12,312,492	7,240,860	13,079,532	14,026,873	162,047,959	172,998,261
Units issued	6,668,219	6,188,690	1,060,539	1,621,014	12,286,570	10,474,768
Units redeemed	(435,490)	(1,117,058)	(2,244,121)	(2,568,355)	(29,096,918)	(21,425,070)

Units, end of period	18,545,221	12,312,492	11,895,950	13,079,532	145,237,611	162,047,959

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series - Series I	Lifestyle Moderate PS Series - Series II		Mid Cap Index Trust Series I
	2013 (b)	2013	2012	2013	2012
Income:
Dividend distributions received	$1,938	$1,644,303	$771,273	$355,167	$435,641
Expenses:
Mortality and expense risk and administrative charges	(49)	(1,005,515)	(735,545)	(511,776)	(483,239)

Net investment income (loss)	1,889	638,788	35,728	(156,609)	(47,598)

Realized gains (losses) on investments:
Capital gain distributions received	—	1,459,156	4,377	1,763,002	3,056,807
Net realized gain (loss)	—	1,314,480	89,258	2,795,765	746,583

Realized gains (losses)	—	2,773,636	93,635	4,558,767	3,803,390

Unrealized appreciation (depreciation) during the period	(769)	3,404,243	3,923,265	4,636,805	988,713

Net increase (decrease) in contract owners’ equity from operations	1,120	6,816,667	4,052,628	9,038,963	4,744,505

Changes from principal transactions:
Purchase payments	—	814,892	23,726,485	133,736	166,579
Transfers between sub-accounts and the company	89,926	2,104,122	19,037,841	127,745	(2,830,749)
Withdrawals	—	(2,598,889)	(1,346,213)	(3,774,809)	(4,057,487)
Annual contract fee	—	(903,812)	(498,056)	(82,405)	(96,109)

Net increase (decrease) in contract owners’ equity from principal transactions	89,926	(583,687)	40,920,057	(3,595,733)	(6,817,766)

Total increase (decrease) in contract owners’ equity	91,046	6,232,980	44,972,685	5,443,230	(2,073,261)
Contract owners’ equity at beginning of period	—	78,796,436	33,823,751	30,406,342	32,479,603

Contract owners’ equity at end of period	$91,046	$85,029,416	$78,796,436	$35,849,572	$30,406,342

	2013	2013	2012	2013	2012
Units, beginning of period	—	5,876,876	2,737,258	1,288,198	1,598,357
Units issued	7,228	814,256	3,322,987	161,423	75,210
Units redeemed	—	(839,071)	(183,369)	(290,109)	(385,369)

Units, end of period	7,228	5,852,061	5,876,876	1,159,512	1,288,198

(b)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$577,563	$797,973	$57,427	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,086,545)	(1,064,101)	(2,222,561)	(2,155,158)	(1,584,346)	(1,542,436)

Net investment income (loss)	(508,982)	(266,128)	(2,165,134)	(2,155,158)	(1,584,346)	(1,542,436)

Realized gains (losses) on investments:
Capital gain distributions received	3,524,991	6,558,061	2,870,631	—	1,794,546	—
Net realized gain (loss)	3,991,983	2,804,172	7,918,453	431,916	12,419,912	1,544,995

Realized gains (losses)	7,516,974	9,362,233	10,789,084	431,916	14,214,458	1,544,995

Unrealized appreciation (depreciation) during the period	11,291,142	681,786	39,626,030	30,583,064	16,368,968	17,200,642

Net increase (decrease) in contract owners’ equity from operations	18,299,134	9,777,891	48,249,980	28,859,822	28,999,080	17,203,201

Changes from principal transactions:
Purchase payments	232,038	251,616	568,362	1,156,236	325,082	372,836
Transfers between sub-accounts and the company	71,927	(5,042,414)	(9,363,517)	(10,140,097)	326,344	(3,459,874)
Withdrawals	(12,053,885)	(8,796,998)	(17,397,323)	(15,106,810)	(18,854,262)	(11,542,244)
Annual contract fee	(269,891)	(293,331)	(585,803)	(630,165)	(332,510)	(362,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,019,811)	(13,881,127)	(26,778,281)	(24,720,836)	(18,535,346)	(14,991,700)

Total increase (decrease) in contract owners’ equity	6,279,323	(4,103,236)	21,471,699	4,138,986	10,463,734	2,211,501
Contract owners’ equity at beginning of period	63,742,371	67,845,607	150,467,399	146,328,413	93,860,350	91,648,849

Contract owners’ equity at end of period	$70,021,694	$63,742,371	$171,939,098	$150,467,399	$104,324,084	$93,860,350

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,956,341	3,634,321	8,616,282	10,034,053	4,243,643	4,954,305
Units issued	375,862	157,510	271,225	502,343	738,075	744,103
Units redeemed	(831,135)	(835,490)	(1,609,459)	(1,920,114)	(1,454,123)	(1,454,765)

Units, end of period	2,501,068	2,956,341	7,278,048	8,616,282	3,527,595	4,243,643

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series II		Money Market Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$650,973	$511,915	$597,034	$458,026	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(957,310)	(923,667)	(1,208,924)	(1,207,087)	(1,596,212)	(2,174,797)

Net investment income (loss)	(306,337)	(411,752)	(611,890)	(749,061)	(1,596,212)	(2,174,797)

Realized gains (losses) on investments:
Capital gain distributions received	4,261,809	4,732,049	4,829,005	5,496,071	6,762	11,104
Net realized gain (loss)	5,969,802	5,777,335	7,917,633	6,386,029	—	—

Realized gains (losses)	10,231,611	10,509,384	12,746,638	11,882,100	6,762	11,104

Unrealized appreciation (depreciation) during the period	6,881,738	250,292	6,683,910	656,404	—	—

Net increase (decrease) in contract owners’ equity from operations	16,807,012	10,347,924	18,818,658	11,789,443	(1,589,450)	(2,163,693)

Changes from principal transactions:
Purchase payments	195,938	295,974	197,549	223,532	2,268,274	4,343,972
Transfers between sub-accounts and the company	(1,798,679)	(5,051,657)	(424,591)	(5,394,708)	(14,888,341)	34,733,695
Withdrawals	(8,127,286)	(7,359,289)	(12,634,138)	(9,573,367)	(28,376,905)	(74,817,729)
Annual contract fee	(195,329)	(214,207)	(260,513)	(281,132)	(382,154)	(574,976)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,925,356)	(12,329,179)	(13,121,693)	(15,025,675)	(41,379,126)	(36,315,038)

Total increase (decrease) in contract owners’ equity	6,881,656	(1,981,255)	5,696,965	(3,236,232)	(42,968,576)	(38,478,731)
Contract owners’ equity at beginning of period	60,563,461	62,544,716	69,528,744	72,764,976	133,630,131	172,108,862

Contract owners’ equity at end of period	$67,445,117	$60,563,461	$75,225,709	$69,528,744	$90,661,555	$133,630,131

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,149,506	3,837,466	3,713,246	4,560,322	8,933,742	11,390,735
Units issued	135,584	169,487	228,871	418,052	1,589,750	6,372,084
Units redeemed	(576,696)	(857,447)	(826,466)	(1,265,128)	(4,432,734)	(8,829,077)

Units, end of period	2,708,394	3,149,506	3,115,651	3,713,246	6,090,758	8,933,742

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Money Market Trust B Series NAV		Mutual Shares Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$1,984	$10,299	$2,907,393	$2,842,058
Expenses:
Mortality and expense risk and administrative charges	(7,926,379)	(10,965,781)	(302,087)	(397,078)	(1,916,235)	(1,797,787)

Net investment income (loss)	(7,926,379)	(10,965,781)	(300,103)	(386,779)	991,158	1,044,271

Realized gains (losses) on investments:
Capital gain distributions received	30,374	53,402	854	1,796	—	—
Net realized gain (loss)	—	—	—	—	17,053,902	5,973,409

Realized gains (losses)	30,374	53,402	854	1,796	17,053,902	5,973,409

Unrealized appreciation (depreciation) during the period	—	—	—	—	33,078,169	17,246,714

Net increase (decrease) in contract owners’ equity from operations	(7,896,005)	(10,912,379)	(299,249)	(384,983)	51,123,229	24,264,394

Changes from principal transactions:
Purchase payments	3,201,206	13,306,588	285,977	110,020	799,843	3,662,138
Transfers between sub-accounts and the company	(66,205,529)	140,319,294	(1,590,851)	6,558,705	(15,846,575)	(747,482)
Withdrawals	(176,118,373)	(347,456,894)	(6,785,418)	(7,651,954)	(18,106,004)	(12,650,584)
Annual contract fee	(3,417,064)	(4,493,419)	(126,127)	(157,590)	(1,363,886)	(1,422,672)

Net increase (decrease) in contract owners’ equity from principal transactions	(242,539,760)	(198,324,431)	(8,216,419)	(1,140,819)	(34,516,622)	(11,158,600)

Total increase (decrease) in contract owners’ equity	(250,435,765)	(209,236,810)	(8,515,668)	(1,525,802)	16,606,607	13,105,794
Contract owners’ equity at beginning of period	653,491,008	862,727,818	24,570,301	26,096,103	202,023,801	188,918,007

Contract owners’ equity at end of period	$403,055,243	$653,491,008	$16,054,633	$24,570,301	$218,630,408	$202,023,801

	2013	2012	2013	2012	2013	2012
Units, beginning of period	53,585,072	69,705,609	2,022,211	2,115,716	15,585,767	16,468,800
Units issued	8,684,730	26,768,405	496,475	994,362	47,646	394,980
Units redeemed	(28,766,330)	(42,888,942)	(1,177,166)	(1,087,867)	(2,370,906)	(1,278,013)

Units, end of period	33,503,472	53,585,072	1,341,520	2,022,211	13,262,507	15,585,767

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Natural Resources Trust Series II		PIMCO All Asset (a)		Real Estate Securities Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$275,148	$570,378	$1,287,967	$1,480,459	$797,129	$806,684
Expenses:
Mortality and expense risk and administrative charges	(1,221,881)	(1,609,970)	(492,475)	(503,938)	(676,215)	(731,157)

Net investment income (loss)	(946,733)	(1,039,592)	795,492	976,521	120,914	75,527

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,097,455	8,736,972	402,721	424,163	3,774,688	2,537,098

Realized gains (losses)	1,097,455	8,736,972	402,721	424,163	3,774,688	2,537,098

Unrealized appreciation (depreciation) during the period	846,419	(9,411,011)	(1,797,398)	2,427,480	(4,268,017)	4,240,502

Net increase (decrease) in contract owners’ equity from operations	997,141	(1,713,631)	(599,185)	3,828,164	(372,415)	6,853,127

Changes from principal transactions:
Purchase payments	326,235	430,780	63,851	82,900	119,351	126,007
Transfers between sub-accounts and the company	(8,985,058)	(12,080,454)	(1,743,119)	4,263,915	(653,402)	(3,047,378)
Withdrawals	(10,410,478)	(10,349,637)	(3,957,718)	(3,884,571)	(5,325,280)	(5,822,607)
Annual contract fee	(255,269)	(362,772)	(74,981)	(91,452)	(98,722)	(118,043)

Net increase (decrease) in contract owners’ equity from principal transactions	(19,324,570)	(22,362,083)	(5,711,967)	370,792	(5,958,053)	(8,862,021)

Total increase (decrease) in contract owners’ equity	(18,327,429)	(24,075,714)	(6,311,152)	4,198,956	(6,330,468)	(2,008,894)
Contract owners’ equity at beginning of period	88,915,438	112,991,152	34,575,224	30,376,268	46,029,825	48,038,719

Contract owners’ equity at end of period	$70,588,009	$88,915,438	$28,264,072	$34,575,224	$39,699,357	$46,029,825

	2013	2012	2013	2012	2013	2012
Units, beginning of period	3,042,087	3,724,461	1,771,901	1,756,050	1,243,284	1,503,572
Units issued	291,646	358,390	262,539	452,150	94,901	123,890
Units redeemed	(989,504)	(1,040,764)	(562,560)	(436,299)	(248,301)	(384,178)

Units, end of period	2,344,229	3,042,087	1,471,880	1,771,901	1,089,884	1,243,284

(a) Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Estate Securities Trust Series II		Real Return Bond Trust Series II		Science & Technology Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$892,609	$990,587	$1,155,477	$1,057,994	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(914,142)	(1,062,667)	(817,890)	(1,071,643)	(1,246,923)	(1,276,774)

Net investment income (loss)	(21,533)	(72,080)	337,587	(13,649)	(1,246,923)	(1,276,774)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	8,065,680	7,233,799	943,245	1,979,505	7,469,773	6,062,059

Realized gains (losses)	8,065,680	7,233,799	943,245	1,979,505	7,469,773	6,062,059

Unrealized appreciation (depreciation) during the period	(8,563,065)	2,247,695	(7,311,014)	2,531,319	23,467,200	2,759,054

Net increase (decrease) in contract owners’ equity from operations	(518,918)	9,409,414	(6,030,182)	4,497,175	29,690,050	7,544,339

Changes from principal transactions:
Purchase payments	304,734	326,884	162,316	426,720	528,823	318,091
Transfers between sub-accounts and the company	(1,513,065)	(1,444,219)	(9,977,505)	(305,119)	(3,601,927)	(5,460,740)
Withdrawals	(10,421,616)	(11,371,066)	(8,459,291)	(9,831,758)	(8,844,788)	(7,855,398)
Annual contract fee	(191,902)	(230,111)	(128,684)	(174,665)	(238,859)	(281,857)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,821,849)	(12,718,512)	(18,403,164)	(9,884,822)	(12,156,751)	(13,279,904)

Total increase (decrease) in contract owners’ equity	(12,340,767)	(3,309,098)	(24,433,346)	(5,387,647)	17,533,299	(5,735,565)
Contract owners’ equity at beginning of period	61,981,578	65,290,676	64,817,731	70,205,378	78,992,428	84,727,993

Contract owners’ equity at end of period	$49,640,811	$61,981,578	$40,384,385	$64,817,731	$96,525,727	$78,992,428

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,118,043	2,548,635	3,373,308	3,908,706	5,715,094	6,739,121
Units issued	314,903	322,494	277,234	733,658	297,805	248,818
Units redeemed	(679,175)	(753,086)	(1,292,490)	(1,269,056)	(1,138,518)	(1,272,845)

Units, end of period	1,753,771	2,118,043	2,358,052	3,373,308	4,874,381	5,715,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$1,019,062	$953,615	$887,513	$808,604
Expenses:
Mortality and expense risk and administrative charges	(596,360)	(644,388)	(831,683)	(926,406)	(800,099)	(992,136)

Net investment income (loss)	(596,360)	(644,388)	187,379	27,209	87,414	(183,532)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,162,128	5,031,057	(392,607)	111,853	(675,981)	140,779

Realized gains (losses)	4,162,128	5,031,057	(392,607)	111,853	(675,981)	140,779

Unrealized appreciation (depreciation) during the period	9,578,158	(999,228)	(1,140,592)	(310,430)	(740,594)	(319,334)

Net increase (decrease) in contract owners’ equity from operations	13,143,926	3,387,441	(1,345,820)	(171,368)	(1,329,161)	(362,087)

Changes from principal transactions:
Purchase payments	163,558	159,699	798,275	106,561	281,979	208,168
Transfers between sub-accounts and the company	1,333,614	(2,763,442)	158,125	(1,566,451)	865,839	(3,758,762)
Withdrawals	(6,544,001)	(5,641,231)	(7,366,240)	(9,646,152)	(11,090,018)	(10,424,915)
Annual contract fee	(131,505)	(155,897)	(123,624)	(114,518)	(150,347)	(194,085)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,178,334)	(8,400,871)	(6,533,464)	(11,220,560)	(10,092,547)	(14,169,594)

Total increase (decrease) in contract owners’ equity	7,965,592	(5,013,430)	(7,879,284)	(11,391,928)	(11,421,708)	(14,531,681)
Contract owners’ equity at beginning of period	35,388,369	40,401,799	55,469,548	66,861,476	53,830,862	68,362,543

Contract owners’ equity at end of period	$43,353,961	$35,388,369	$47,590,264	$55,469,548	$42,409,154	$53,830,862

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,110,735	2,616,253	4,333,120	5,231,293	4,261,971	5,380,775
Units issued	366,254	351,596	1,426,272	481,721	1,554,340	778,910
Units redeemed	(636,366)	(857,114)	(1,951,213)	(1,379,894)	(2,367,108)	(1,897,714)

Units, end of period	1,840,623	2,110,735	3,808,179	4,333,120	3,449,203	4,261,971

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series I		Small Cap Growth Trust Series II		Small Cap Index Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$—	$—	$213,668	$261,395
Expenses:
Mortality and expense risk and administrative charges	(5,610)	(4,518)	(534,707)	(489,319)	(225,619)	(211,590)

Net investment income (loss)	(5,610)	(4,518)	(534,707)	(489,319)	(11,951)	49,805

Realized gains (losses) on investments:
Capital gain distributions received	28,836	68,046	1,635,341	4,160,303	1,035,565	2,259,498
Net realized gain (loss)	29,073	9,896	1,440,433	1,132,603	410,465	(166,425)

Realized gains (losses)	57,909	77,942	3,075,774	5,292,906	1,446,030	2,093,073

Unrealized appreciation (depreciation) during the period	168,170	(6,868)	9,373,522	(745,507)	3,127,049	(241,469)

Net increase (decrease) in contract owners’ equity from operations	220,469	66,556	11,914,589	4,058,080	4,561,128	1,901,409

Changes from principal transactions:
Purchase payments	—	7,992	276,489	187,364	65,874	59,296
Transfers between sub-accounts and the company	7,821	70,983	5,819,807	(2,217,858)	202,340	(1,329,845)
Withdrawals	(133,439)	(35,852)	(4,263,971)	(3,455,001)	(1,537,002)	(1,696,531)
Annual contract fee	(288)	(634)	(91,050)	(88,408)	(42,666)	(47,972)

Net increase (decrease) in contract owners’ equity from principal transactions	(125,906)	42,489	1,741,275	(5,573,903)	(1,311,454)	(3,015,052)

Total increase (decrease) in contract owners’ equity	94,563	109,045	13,655,864	(1,515,823)	3,249,674	(1,113,643)
Contract owners’ equity at beginning of period	533,969	424,924	28,227,034	29,742,857	13,100,561	14,214,204

Contract owners’ equity at end of period	$628,532	$533,969	$41,882,898	$28,227,034	$16,350,235	$13,100,561

	2013	2012	2013	2012	2013	2012
Units, beginning of period	37,455	34,417	1,509,187	1,815,256	698,432	866,839
Units issued	2,125	6,558	753,999	418,115	67,936	38,464
Units redeemed	(8,691)	(3,520)	(683,183)	(724,184)	(128,654)	(206,871)

Units, end of period	30,889	37,455	1,580,003	1,509,187	637,714	698,432

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$634,114	$926,526	$158,798	$—	$134,101	$—
Expenses:
Mortality and expense risk and administrative charges	(860,457)	(848,224)	(432,590)	(362,964)	(476,640)	(426,921)

Net investment income (loss)	(226,343)	78,302	(273,792)	(362,964)	(342,539)	(426,921)

Realized gains (losses) on investments:
Capital gain distributions received	3,564,356	8,978,404	—	—	—	—
Net realized gain (loss)	(651,178)	(1,567,855)	2,564,946	398,741	3,666,424	982,170

Realized gains (losses)	2,913,178	7,410,549	2,564,946	398,741	3,666,424	982,170

Unrealized appreciation (depreciation) during the period	13,911,704	(473,614)	7,035,458	3,366,208	6,301,156	3,129,755

Net increase (decrease) in contract owners’ equity from operations	16,598,539	7,015,237	9,326,612	3,401,985	9,625,041	3,685,004

Changes from principal transactions:
Purchase payments	250,124	222,084	58,568	51,049	157,944	113,872
Transfers between sub-accounts and the company	(3,453,051)	(2,188,309)	32,027,737	(1,614,502)	18,772,873	(2,453,530)
Withdrawals	(11,048,800)	(5,520,949)	(3,047,029)	(2,342,926)	(4,449,540)	(3,026,040)
Annual contract fee	(235,972)	(259,700)	(68,659)	(68,132)	(106,964)	(104,985)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,487,699)	(7,746,874)	28,970,617	(3,974,511)	14,374,313	(5,470,683)

Total increase (decrease) in contract owners’ equity	2,110,840	(731,637)	38,297,229	(572,526)	23,999,354	(1,785,679)
Contract owners’ equity at beginning of period	51,993,954	52,725,591	23,626,990	24,199,516	25,563,699	27,349,378

Contract owners’ equity at end of period	$54,104,794	$51,993,954	$61,924,219	$23,626,990	$49,563,053	$25,563,699

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,690,876	3,111,625	999,229	1,177,261	1,160,782	1,417,597
Units issued	107,495	132,986	1,108,724	62,408	816,473	106,288
Units redeemed	(742,744)	(553,735)	(217,310)	(240,440)	(369,496)	(363,103)

Units, end of period	2,055,627	2,690,876	1,890,643	999,229	1,607,759	1,160,782

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,465	$4,994	$159,939	$242,015	$969,371	$143,316
Expenses:
Mortality and expense risk and administrative charges	(6,412)	(5,579)	(628,722)	(637,696)	(908,310)	(899,289)

Net investment income (loss)	(2,947)	(585)	(468,783)	(395,681)	61,061	(755,973)

Realized gains (losses) on investments:
Capital gain distributions received	34,246	27,161	2,226,118	1,871,729	—	—
Net realized gain (loss)	54,190	17,567	3,965,780	4,677,032	2,342,635	(1,233,018)

Realized gains (losses)	88,436	44,728	6,191,898	6,548,761	2,342,635	(1,233,018)

Unrealized appreciation (depreciation) during the period	100,144	33,832	5,205,014	(997,329)	13,256,376	10,113,841

Net increase (decrease) in contract owners’ equity from operations	185,633	77,975	10,928,129	5,155,751	15,660,072	8,124,850

Changes from principal transactions:
Purchase payments	—	14,807	80,080	145,057	415,589	186,121
Transfers between sub-accounts and the company	41,983	9,186	2,747,348	(6,521,976)	(2,787,254)	(5,145,520)
Withdrawals	(119,883)	(37,293)	(5,485,401)	(4,749,340)	(7,645,826)	(7,443,858)
Annual contract fee	(342)	(955)	(99,293)	(124,816)	(139,792)	(158,404)

Net increase (decrease) in contract owners’ equity from principal transactions	(78,242)	(14,255)	(2,757,266)	(11,251,075)	(10,157,283)	(12,561,661)

Total increase (decrease) in contract owners’ equity	107,391	63,720	8,170,863	(6,095,324)	5,502,789	(4,436,811)
Contract owners’ equity at beginning of period	604,716	540,996	36,243,496	42,338,820	57,163,760	61,600,571

Contract owners’ equity at end of period	$712,107	$604,716	$44,414,359	$36,243,496	$62,666,549	$57,163,760

	2013	2012	2013	2012	2013	2012
Units, beginning of period	33,930	34,772	1,813,557	2,404,445	2,066,168	2,555,362
Units issued	2,188	1,447	424,809	429,888	89,229	77,695
Units redeemed	(5,897)	(2,289)	(535,507)	(1,020,776)	(410,812)	(566,889)

Units, end of period	30,221	33,930	1,702,859	1,813,557	1,744,585	2,066,168

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series II		Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$986,283	$77,800	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,009,069)	(1,043,807)	(409,117)	(420,015)	(254,149)	(278,311)

Net investment income (loss)	(22,786)	(966,007)	(409,117)	(420,015)	(254,149)	(278,311)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,034,259	2,363,208	1,162,446	1,505,087
Net realized gain (loss)	4,418,132	(1,181,612)	11,332,580	1,562,678	5,728,859	1,328,562

Realized gains (losses)	4,418,132	(1,181,612)	13,366,839	3,925,886	6,891,305	2,833,649

Unrealized appreciation (depreciation) during the period	11,911,590	10,811,767	(4,546,851)	397,762	(2,040,524)	(88,801)

Net increase (decrease) in contract owners’ equity from operations	16,306,936	8,664,148	8,410,871	3,903,633	4,596,632	2,466,537

Changes from principal transactions:
Purchase payments	310,631	258,012	84,298	67,295	64,078	78,872
Transfers between sub-accounts and the company	(3,250,185)	(4,977,310)	(32,516,861)	(2,044,659)	(16,549,380)	(2,650,741)
Withdrawals	(11,662,600)	(8,608,167)	(2,653,553)	(3,299,597)	(3,096,006)	(2,703,116)
Annual contract fee	(204,384)	(229,936)	(78,740)	(84,919)	(63,263)	(76,431)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,806,538)	(13,557,401)	(35,164,856)	(5,361,880)	(19,644,571)	(5,351,416)

Total increase (decrease) in contract owners’ equity	1,500,398	(4,893,253)	(26,753,985)	(1,458,247)	(15,047,939)	(2,884,879)
Contract owners’ equity at beginning of period	61,840,453	66,733,706	26,753,985	28,212,232	15,047,939	17,932,818

Contract owners’ equity at end of period	$63,340,851	$61,840,453	$—	$26,753,985	$—	$15,047,939

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,734,377	3,365,332	1,576,139	1,905,008	896,852	1,220,551
Units issued	162,435	121,962	119,528	77,411	256,304	192,318
Units redeemed	(712,741)	(752,917)	(1,695,667)	(406,280)	(1,153,156)	(516,017)

Units, end of period	2,184,071	2,734,377	—	1,576,139	—	896,852

(d) Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II
	2013	2012	2013	2012	2013	2012 (aa)
Income:
Dividend distributions received	$2,934,425	$3,855,339	$3,061,337	$4,153,739	$2,559,976	$994,862
Expenses:
Mortality and expense risk and administrative charges	(822,598)	(883,248)	(969,265)	(1,058,576)	(1,540,550)	(335,812)

Net investment income (loss)	2,111,827	2,972,091	2,092,072	3,095,163	1,019,426	659,050

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(984,339)	(1,473,576)	(1,424,202)	(1,383,956)	(2,252,902)	(30,908)

Realized gains (losses)	(984,339)	(1,473,576)	(1,424,202)	(1,383,956)	(2,252,902)	(30,908)

Unrealized appreciation (depreciation) during the period	149,596	4,773,640	539,367	4,942,844	(3,393,180)	(1,173,974)

Net increase (decrease) in contract owners’ equity from operations	1,277,084	6,272,155	1,207,237	6,654,051	(4,626,656)	(545,832)

Changes from principal transactions:
Purchase payments	199,039	281,244	157,133	226,713	545,002	53,865
Transfers between sub-accounts and the company	(440,395)	(844,258)	3,095,101	1,242,598	(42,876,955)	142,687,065
Withdrawals	(7,068,535)	(8,336,034)	(11,165,056)	(9,355,405)	(15,522,069)	(3,482,134)
Annual contract fee	(77,978)	(85,573)	(172,216)	(197,534)	(701,645)	(180,953)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,387,869)	(8,984,621)	(8,085,038)	(8,083,628)	(58,555,667)	139,077,843

Total increase (decrease) in contract owners’ equity	(6,110,785)	(2,712,466)	(6,877,801)	(1,429,577)	(63,182,323)	138,532,011
Contract owners’ equity at beginning of period	57,519,415	60,231,881	63,288,014	64,717,591	138,532,011	—

Contract owners’ equity at end of period	$51,408,630	$57,519,415	$56,410,213	$63,288,014	$75,349,688	$138,532,011

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,794,995	3,257,094	3,197,993	3,621,316	11,123,949	—
Units issued	236,392	231,832	476,334	264,999	2,251,174	11,873,864
Units redeemed	(588,094)	(693,931)	(876,332)	(688,322)	(7,056,451)	(749,915)

Units, end of period	2,443,293	2,794,995	2,797,995	3,197,993	6,318,672	11,123,949

(aa) Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series NAV		Total Return Trust Series I		Total Return Trust Series II
	2013	2012 (aa)	2013	2012	2013	2012
Income:
Dividend distributions received	$4,526,886	$1,226,872	$4,456,454	$3,472,885	$5,489,731	$4,661,362
Expenses:
Mortality and expense risk and administrative charges	(1,170,554)	(191,641)	(2,303,809)	(2,722,919)	(3,326,062)	(4,186,135)

Net investment income (loss)	3,356,332	1,035,231	2,152,645	749,966	2,163,669	475,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,273,733	—	4,325,024	—
Net realized gain (loss)	(342,009)	(8,184)	2,521,445	2,407,825	915,239	2,684,106

Realized gains (losses)	(342,009)	(8,184)	5,795,178	2,407,825	5,240,263	2,684,106

Unrealized appreciation (depreciation) during the period	(7,399,712)	(1,359,855)	(13,534,500)	9,047,374	(15,687,226)	13,559,448

Net increase (decrease) in contract owners’ equity from operations	(4,385,389)	(332,808)	(5,586,677)	12,205,165	(8,283,294)	16,718,781

Changes from principal transactions:
Purchase payments	468,283	49,724	486,647	546,695	950,876	1,251,538
Transfers between sub-accounts and the company	15,431,292	134,388,044	(13,740,033)	42,015	(32,526,459)	14,979,342
Withdrawals	(8,854,029)	(1,394,187)	(19,421,747)	(28,331,865)	(35,278,018)	(44,542,749)
Annual contract fee	(1,159,002)	(186,579)	(339,310)	(402,315)	(536,881)	(670,753)

Net increase (decrease) in contract owners’ equity from principal transactions	5,886,544	132,857,002	(33,014,443)	(28,145,470)	(67,390,482)	(28,982,622)

Total increase (decrease) in contract owners’ equity	1,501,155	132,524,194	(38,601,120)	(15,940,305)	(75,673,776)	(12,263,841)
Contract owners’ equity at beginning of period	132,524,194	—	173,280,975	189,221,280	249,310,832	261,574,673

Contract owners’ equity at end of period	$134,025,349	$132,524,194	$134,679,855	$173,280,975	$173,637,056	$249,310,832

	2013	2012	2013	2012	2013	2012
Units, beginning of period	10,628,736	—	7,523,775	8,767,112	12,616,855	14,095,275
Units issued	1,444,927	10,743,403	443,797	869,676	1,237,356	2,464,248
Units redeemed	(956,987)	(114,667)	(1,902,086)	(2,113,013)	(4,641,426)	(3,942,668)

Units, end of period	11,116,676	10,628,736	6,065,486	7,523,775	9,212,785	12,616,855

(aa) Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$187,138	$177,240	$415,376	$442,745	$135,325	$57,852
Expenses:
Mortality and expense risk and administrative charges	(204,105)	(180,865)	(562,739)	(545,561)	(68,907)	(29,693)

Net investment income (loss)	(16,967)	(3,625)	(147,363)	(102,816)	66,418	28,159

Realized gains (losses) on investments:
Capital gain distributions received	182,630	30,169	471,306	86,856	—	—
Net realized gain (loss)	636,988	130,328	1,090,724	(188,392)	(95,113)	(22,161)

Realized gains (losses)	819,618	160,497	1,562,030	(101,536)	(95,113)	(22,161)

Unrealized appreciation (depreciation) during the period	2,803,651	1,328,906	8,083,768	4,509,815	(34,476)	(20,719)

Net increase (decrease) in contract owners’ equity from operations	3,606,302	1,485,778	9,498,435	4,305,463	(63,171)	(14,721)

Changes from principal transactions:
Purchase payments	62,815	28,600	207,230	276,476	7,150	140,181
Transfers between sub-accounts and the company	276,658	249,156	(60,067)	(1,113,840)	12,143,074	4,560,973
Withdrawals	(884,962)	(1,089,539)	(6,105,073)	(3,200,714)	(9,394,628)	(555,851)
Annual contract fee	(25,126)	(26,995)	(161,719)	(174,059)	(98,417)	(36,280)

Net increase (decrease) in contract owners’ equity from principal transactions	(570,615)	(838,778)	(6,119,629)	(4,212,137)	2,657,179	4,109,023

Total increase (decrease) in contract owners’ equity	3,035,687	647,000	3,378,806	93,326	2,594,008	4,094,302
Contract owners’ equity at beginning of period	11,817,298	11,170,298	33,349,298	33,255,972	7,254,641	3,160,339

Contract owners’ equity at end of period	$14,852,985	$11,817,298	$36,728,104	$33,349,298	$9,848,649	$7,254,641

	2013	2012	2013	2012	2013	2012
Units, beginning of period	874,569	939,942	1,905,301	2,152,454	588,128	255,222
Units issued	108,966	60,713	121,854	62,108	1,807,106	494,727
Units redeemed	(148,720)	(126,086)	(423,246)	(309,261)	(1,589,707)	(161,821)

Units, end of period	834,815	874,569	1,603,909	1,905,301	805,527	588,128

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		US Equity Trust Series I		US Equity Trust Series II
	2013	2012	2013	2012 (bb)	2013	2012 (bb)
Income:
Dividend distributions received	$1,877,507	$1,159,050	$1,757,069	$1,498,013	$108,659	$96,964
Expenses:
Mortality and expense risk and administrative charges	(2,411,628)	(1,749,842)	(1,573,159)	(1,040,352)	(124,104)	(87,578)

Net investment income (loss)	(534,121)	(590,792)	183,910	457,661	(15,445)	9,386

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,119,670)	(1,022,208)	2,512,664	96,674	384,750	13,226

Realized gains (losses)	(2,119,670)	(1,022,208)	2,512,664	96,674	384,750	13,226

Unrealized appreciation (depreciation) during the period	(129,325)	295,756	22,889,673	1,308,033	1,400,179	91,487

Net increase (decrease) in contract owners’ equity from operations	(2,783,116)	(1,317,244)	25,586,247	1,862,368	1,769,484	114,099

Changes from principal transactions:
Purchase payments	4,101,070	9,075,759	404,258	191,088	80,749	12,035
Transfers between sub-accounts and the company	222,885,690	18,290,734	(3,157,367)	108,375,357	155,603	8,083,681
Withdrawals	(155,522,047)	(30,462,502)	(12,650,561)	(7,148,345)	(1,424,177)	(864,663)
Annual contract fee	(1,039,266)	(754,182)	(165,203)	(152,947)	(44,324)	(42,813)

Net increase (decrease) in contract owners’ equity from principal transactions	70,425,447	(3,850,191)	(15,568,873)	101,265,153	(1,232,149)	7,188,240

Total increase (decrease) in contract owners’ equity	67,642,331	(5,167,435)	10,017,374	103,127,521	537,335	7,302,339
Contract owners’ equity at beginning of period	120,202,685	125,370,120	103,127,521	—	7,302,339	—

Contract owners’ equity at end of period	$187,845,016	$120,202,685	$113,144,895	$103,127,521	$7,839,674	$7,302,339

	2013	2012	2013	2012	2013	2012
Units, beginning of period	9,950,154	10,257,684	8,093,528	—	575,607	—
Units issued	27,446,773	7,149,388	62,388	8,895,625	84,534	708,313
Units redeemed	(21,569,499)	(7,456,918)	(1,133,629)	(802,097)	(169,912)	(132,706)

Units, end of period	15,827,428	9,950,154	7,022,287	8,093,528	490,229	575,607

(bb) Reflects the period from commencement of opeartions on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities (a)
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$388,887	$694,784	$362,608	$752,209	$14,998	$11,112
Expenses:
Mortality and expense risk and administrative charges	(305,466)	(300,129)	(342,756)	(371,169)	(60,486)	(56,928)

Net investment income (loss)	83,421	394,655	19,852	381,040	(45,488)	(45,816)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,625,460	483,088	2,626,757	(126,597)	12,613	(111,278)

Realized gains (losses)	1,625,460	483,088	2,626,757	(126,597)	12,613	(111,278)

Unrealized appreciation (depreciation) during the period	1,709,242	1,328,639	960,319	2,236,751	1,388,131	572,253

Net increase (decrease) in contract owners’ equity from operations	3,418,123	2,206,382	3,606,928	2,491,194	1,355,256	415,159

Changes from principal transactions:
Purchase payments	60,304	50,504	154,352	80,469	3,180	19,473
Transfers between sub-accounts and the company	(219,334)	(1,480,981)	(424,855)	(3,056,440)	(220,390)	(122,743)
Withdrawals	(2,750,712)	(2,134,672)	(3,838,709)	(4,073,665)	(367,662)	(362,642)
Annual contract fee	(52,424)	(55,394)	(68,493)	(80,695)	(14,155)	(14,594)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,962,166)	(3,620,543)	(4,177,705)	(7,130,331)	(599,027)	(480,506)

Total increase (decrease) in contract owners’ equity	455,957	(1,414,161)	(570,777)	(4,639,137)	756,229	(65,347)
Contract owners’ equity at beginning of period	19,069,897	20,484,058	20,613,404	25,252,541	3,630,972	3,696,319

Contract owners’ equity at end of period	$19,525,854	$19,069,897	$20,042,627	$20,613,404	$4,387,201	$3,630,972

	2013	2012	2013	2012	2013	2012
Units, beginning of period	820,410	987,339	599,810	819,333	98,879	111,299
Units issued	101,608	96,535	82,226	72,863	44	865
Units redeemed	(215,869)	(263,464)	(187,878)	(292,386)	(15,072)	(13,285)

Units, end of period	706,149	820,410	494,158	599,810	83,851	98,879

(a) Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2013	2012	2013	2012
Income:
Dividend distributions received	$759,038	$725,110	$184,622	$170,987
Expenses:
Mortality and expense risk and administrative charges	(1,257,585)	(1,182,101)	(465,285)	(436,368)

Net investment income (loss)	(498,547)	(456,991)	(280,663)	(265,381)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	7,973,573	1,472,412	3,810,444	2,260,527

Realized gains (losses)	7,973,573	1,472,412	3,810,444	2,260,527

Unrealized appreciation (depreciation) during the period	20,367,620	12,435,098	4,854,029	1,894,895

Net increase (decrease) in contract owners’ equity from operations	27,842,646	13,450,519	8,383,810	3,890,041

Changes from principal transactions:
Purchase payments	347,674	665,542	63,170	68,406
Transfers between sub-accounts and the company	(5,573,984)	(4,770,760)	841,333	200,785
Withdrawals	(10,907,768)	(9,287,787)	(4,001,898)	(3,778,449)
Annual contract fee	(297,334)	(325,229)	(87,647)	(84,281)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,431,412)	(13,718,234)	(3,185,042)	(3,593,539)

Total increase (decrease) in contract owners’ equity	11,411,234	(267,715)	5,198,768	296,502
Contract owners’ equity at beginning of period	88,495,829	88,763,544	26,654,148	26,357,646

Contract owners’ equity at end of period	$99,907,063	$88,495,829	$31,852,916	$26,654,148

	2013	2012	2013	2012
Units, beginning of period	3,840,703	4,432,785	1,216,022	1,383,853
Units issued	155,689	136,654	233,180	176,794
Units redeemed	(805,888)	(728,736)	(349,890)	(344,625)

Units, end of period	3,190,504	3,840,703	1,099,312	1,216,022

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 128 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2013 are as follows:

Sub-accounts Closed	2013
All Cap Value Trust Series I	12/6/2013
All Cap Value Trust Series II	12/6/2013
American Global Small Capitalization Trust Series II	4/29/2013
American Global Small Capitalization Trust Series III	4/29/2013
American High-Income Bond Trust Series II	4/29/2013
American High-Income Bond Trust Series III	4/29/2013
Core Allocation Plus Trust Series I	12/6/2013
Core Allocation Plus Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series III	12/6/2013
Core Global Diversification Trust Series I	12/6/2013
Core Global Diversification Trust Series II	12/6/2013
Core Global Diversification Trust Series III	12/6/2013
Disciplined Diversification Trust Series II	12/6/2013
Fundamental Holdings Trust Series II	12/6/2013
Fundamental Holdings Trust Series III	12/6/2013
Global Diversification Trust Series II	12/6/2013
Smaller Company Growth Trust Series I	12/6/2013
Smaller Company Growth Trust Series II	12/6/2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

1.	Organization (continued):

Sub-accounts Opened	2013
Core Strategy Trust Series I	4/29/2013
Fundamental Large Cap Value Trust Series I	12/6/2013
Lifestyle Aggressive PS Series - Series II	12/6/2013
Lifestyle Balanced PS Series - Series I	12/6/2013
Lifestyle Growth PS Series - Series I	12/6/2013
Lifestyle Moderate PS Series - Series I	12/6/2013

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

5.	Fair Value Measurements (continued):

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$46,810,365,054
Level 2	—
Level 3	—

$46,810,365,054

As of December 31, 2013, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2013 were as follows:

	Purchases	Sales
Sub-account
500 Index Trust B Series I	$10,231,305	$10,962,942
500 Index Trust B Series II	6,124,924	12,266,070
500 Index Trust B Series NAV	8,542,403	44,252,201
Active Bond Trust Series I	4,192,079	9,838,348
Active Bond Trust Series II	43,543,410	52,274,807
All Cap Core Trust Series I	2,996,139	10,109,878
All Cap Core Trust Series II	2,214,871	3,923,356
All Cap Value Trust Series I	15,257,714	29,831,638
All Cap Value Trust Series II	14,715,136	30,286,671
American Asset Allocation Trust Series I	5,047,141	22,480,070
American Asset Allocation Trust Series II	22,166,586	158,581,818
American Asset Allocation Trust Series III	2,675,177	18,602,117
American Global Growth Trust Series II	58,060,171	43,010,151
American Global Growth Trust Series III	35,657,629	6,927,742
American Global Small Capitalization Trust Series II	974,822	56,345,306
American Global Small Capitalization Trust Series III	112,542	37,326,975
American Growth Trust Series II	7,872,719	196,319,213
American Growth Trust Series III	1,721,998	19,729,268
American Growth-Income Trust Series I	4,841,032	27,098,631
American Growth-Income Trust Series II	10,629,012	193,706,899
American Growth-Income Trust Series III	4,006,575	59,077,501
American High-Income Bond Trust Series II	2,486,361	54,432,693
American High-Income Bond Trust Series III	2,302,898	45,035,637
American International Trust Series II	12,218,223	108,216,816
American International Trust Series III	2,049,615	7,410,362
American New World Trust Series II	7,689,052	16,690,283
American New World Trust Series III	139,455	783,649
Basic Value Focus (a)	87,757	1,442,375
Blue Chip Growth Trust Series I	11,206,789	45,476,952
Blue Chip Growth Trust Series II	18,811,421	34,023,276
Bond PS Series - Series II	2,239,727	2,279,125
Bond Trust Series I	44,383,328	27,042,701
Bond Trust Series II	102,676,884	81,960,066
Capital Appreciation Trust Series I	3,973,967	29,976,529
Capital Appreciation Trust Series II	7,949,693	22,024,500
Capital Appreciation Value Trust Series II	30,109,160	38,569,512
Core Allocation Plus Trust Series I	7,307,865	23,014,477
Core Allocation Plus Trust Series II	49,019,466	163,145,742
Core Bond Trust Series II	1,636,183	4,206,722
Core Fundamental Holdings Trust Series II	128,579,180	390,539,320
Core Fundamental Holdings Trust Series III	7,571,139	30,562,711
Core Global Diversification Trust Series I	19,468	176,461
Core Global Diversification Trust Series II	86,593,239	377,517,394
Core Global Diversification Trust Series III	6,918,355	24,933,105
Core Strategy Trust Series I	138,714,540	733,054
Core Strategy Trust Series II	2,935,798,726	106,797,041

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Core Strategy Trust Series NAV	$1,660,658	$866,382
Disciplined Diversification Trust Series II	97,053,428	233,028,963
DWS Equity 500 Index (a)	1,539,511	3,514,350
Equity-Income Trust Series I	11,549,766	43,845,690
Equity-Income Trust Series II	16,829,427	36,928,101
Financial Services Trust Series I	2,811,465	4,057,154
Financial Services Trust Series II	4,848,411	6,474,023
Founding Allocation Trust Series I	1,437,357	5,468,539
Founding Allocation Trust Series II	26,310,826	141,671,609
Fundamental All Cap Core Trust Series II	3,877,968	20,272,901
Fundamental Holdings Trust Series II	315,215,666	1,049,227,797
Fundamental Holdings Trust Series III	22,328,390	71,086,754
Fundamental Large Cap Value Trust Series I	25,393,769	1,238,192
Fundamental Large Cap Value Trust Series II	25,921,772	8,348,652
Fundamental Value Trust Series I	4,828,938	48,612,129
Fundamental Value Trust Series II	6,963,680	66,016,181
Global Allocation (a)	40,857	26,972
Global Bond Trust Series I	3,363,742	13,035,256
Global Bond Trust Series II	17,936,303	34,391,993
Global Diversification Trust Series II	175,035,110	804,473,725
Global Trust Series I	4,857,035	25,339,289
Global Trust Series II	4,520,729	8,573,929
Health Sciences Trust Series I	14,237,365	14,356,231
Health Sciences Trust Series II	19,740,569	21,278,030
High Yield Trust Series I	72,944,480	26,369,138
High Yield Trust Series II	92,181,209	61,316,467
International Core Trust Series I	2,813,687	5,608,964
International Core Trust Series II	4,191,334	5,877,006
International Equity Index Trust B Series I	2,424,898	5,150,442
International Equity Index Trust B Series II	4,483,626	8,841,100
International Equity Index Trust B Series NAV	1,425,815	4,317,191
International Growth Stock Trust Series II	2,377,528	5,458,812
International Small Company Trust Series I	2,177,173	6,032,075
International Small Company Trust Series II	4,369,163	6,484,732
International Value Trust Series I	5,067,232	16,786,147
International Value Trust Series II	9,297,341	24,197,392
Investment Quality Bond Trust Series I	32,355,651	29,739,403
Investment Quality Bond Trust Series II	18,421,798	28,625,936
Lifestyle Aggressive Trust Series I	14,175,849	13,976,261
Lifestyle Aggressive Trust Series II	11,009,392	32,906,627
Lifestyle Aggressive PS Series - Series II	23,493	8
Lifestyle Balanced Trust Series I	51,022,758	104,411,654
Lifestyle Balanced Trust Series II	341,221,324	1,214,164,325
Lifestyle Balanced Trust Series NAV	6,741	948
Lifestyle Balanced PS Series - Series I	146,980	3,064
Lifestyle Balanced PS Series - Series II	40,152,231	12,690,132
Lifestyle Conservative Trust Series I	29,221,989	76,088,922

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Lifestyle Conservative Trust Series II	$209,786,225	$729,518,876
Lifestyle Conservative PS Series - Series II	6,501,390	15,505,142
Lifestyle Growth Trust Series I	52,860,029	85,568,965
Lifestyle Growth Trust Series II	506,027,420	1,263,909,914
Lifestyle Growth Trust Series NAV	16,178	7,535
Lifestyle Growth PS Series - Series I	2,416,404	1,091
Lifestyle Growth PS Series - Series II	102,246,802	7,427,578
Lifestyle Moderate Trust Series I	28,193,173	48,505,995
Lifestyle Moderate Trust Series II	205,608,209	503,704,762
Lifestyle Moderate PS Series - Series I	91,864	49
Lifestyle Moderate PS Series - Series II	13,618,461	12,104,204
Mid Cap Index Trust Series I	6,448,587	8,437,927
Mid Cap Index Trust Series II	12,047,380	21,051,182
Mid Cap Stock Trust Series I	8,738,600	34,811,384
Mid Cap Stock Trust Series II	18,241,621	36,566,768
Mid Value Trust Series I	7,670,636	13,640,520
Mid Value Trust Series II	9,932,685	18,837,264
Money Market Trust Series I	22,493,500	65,462,077
Money Market Trust Series II	89,640,319	340,076,084
Money Market Trust B Series NAV	6,005,706	14,521,375
Mutual Shares Trust Series I	3,541,594	37,067,057
Natural Resources Trust Series II	6,731,737	27,003,040
PIMCO All Asset (a)	6,320,583	11,237,057
Real Estate Securities Trust Series I	4,305,544	10,142,683
Real Estate Securities Trust Series II	7,762,447	19,605,829
Real Return Bond Trust Series II	6,058,612	24,124,189
Science & Technology Trust Series I	4,986,878	18,390,553
Science & Technology Trust Series II	6,761,864	12,536,558
Short Term Government Income Trust Series I	18,890,483	25,236,568
Short Term Government Income Trust Series II	18,529,221	28,534,354
Small Cap Growth Trust Series I	64,931	167,610
Small Cap Growth Trust Series II	17,907,296	15,065,384
Small Cap Index Trust Series I	2,743,100	3,030,940
Small Cap Index Trust Series II	6,542,272	17,691,958
Small Cap Opportunities Trust Series I	35,146,734	6,449,908
Small Cap Opportunities Trust Series II	23,280,598	9,248,825
Small Cap Value Trust Series I	82,055	128,998
Small Cap Value Trust Series II	11,486,322	12,486,253
Small Company Value Trust Series I	3,673,252	13,769,473
Small Company Value Trust Series II	3,256,409	18,085,733
Smaller Company Growth Trust Series I	4,349,747	37,889,458
Smaller Company Growth Trust Series II	6,096,635	24,832,909
Strategic Income Opportunities Trust Series I	7,764,119	13,040,162
Strategic Income Opportunities Trust Series II	11,946,638	17,939,603
Total Bond Market Trust B Series II	27,891,184	85,427,424
Total Bond Market Trust B Series NAV	21,975,420	12,732,543
Total Return Trust Series I	17,507,035	45,095,099

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Total Return Trust Series II	$28,377,917	$89,279,706
Total Stock Market Index Trust Series I	2,075,998	2,480,949
Total Stock Market Index Trust Series II	3,283,411	9,079,098
Ultra Short Term Bond Trust Series I	22,281,174	19,557,578
Ultra Short Term Bond Trust Series II	318,125,991	248,234,663
US Equity Trust Series I	2,610,813	17,995,775
US Equity Trust Series II	1,350,912	2,598,506
Utilities Trust Series I	2,944,416	5,823,162
Utilities Trust Series II	3,296,593	7,454,446
Value Opportunities (a)	18,013	662,530
Value Trust Series I	5,915,448	22,845,407
Value Trust Series II	5,479,527	8,945,232

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series I	2013	3,220	$16.63 to $16.35	$52,973	1.90% to 0.45%	1.81%	31.43% to 29.54%
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98
500 Index Trust B Series II	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96
500 Index Trust B Series NAV	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	0.02	0.45 to (0.20)
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
Active Bond Trust Series I	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	(0.21) to (1.64)
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
Active Bond Trust Series II	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	(0.40) to (1.98)
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
All Cap Core Trust Series I	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
All Cap Core Trust Series II	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
All Cap Value Trust Series I	2013	0	26.65 to 22.36	0	1.90 to 0.45	1.28	30.23 to 28.49
	2012	1,128	20.46 to 17.40	19,950	1.90 to 0.45	0.78	10.45 to 8.85
	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
All Cap Value Trust Series II	2013	0	28.12 to 27.24	0	2.05 to 0.45	1.07	30.04 to 28.12
	2012	1,114	21.62 to 21.26	20,988	2.05 to 0.45	0.58	10.13 to 8.37
	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
American Asset Allocation Trust Series I	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to (0.98)
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95
	2009	15,781	10.82 to 10.41	166,221	1.90 to 0.45	1.86	20.87 to 19.71
American Asset Allocation Trust Series II	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to (1.19)
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63
	2009	121,062	10.80 to 10.35	1,272,060	2.05 to 0.45	2.01	22.72 to 20.77
American Asset Allocation Trust Series III	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to (0.28)
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81
	2009	12,626	11.35 to 11.19	143,081	1.55 to 0.80	3.11	22.83 to 21.91

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Global Growth Trust Series II	2013	13,049	$17.73 to $15.94	$215,498	2.05% to 0.45%	0.78%	27.85% to 25.82%
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	(9.81) to (11.24)
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92
	2009	16,435	11.44 to 10.96	182,646	2.05 to 0.45	0.88	40.78 to 38.55
American Global Growth Trust Series III	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	(9.64) to (10.32)
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08
	2009	197	11.80 to 11.63	2,315	1.55 to 0.80	2.27	41.09 to 40.03
American Global Small Capitalization Trust Series II	2013	0	12.49 to 11.35	0	2.05 to 0.45	0.50	10.22 to 9.66
	2012	4,714	11.33 to 10.35	50,288	2.05 to 0.45	0.70	16.96 to 15.09
	2011	5,415	9.69 to 8.99	49,914	2.05 to 0.45	0.68	(19.99) to (21.26)
	2010	6,333	12.11 to 11.42	73,719	2.05 to 0.45	1.12	21.30 to 19.38
	2009	7,183	9.98 to 9.56	69,662	2.05 to 0.45	0.00	59.72 to 57.18
American Global Small Capitalization Trust Series III	2013	0	12.99 to 12.49	0	1.55 to 0.80	0.98	9.95 to 4.25
	2012	2,882	11.79 to 11.36	33,819	1.55 to 0.80	1.19	17.23 to 16.35
	2011	3,240	10.06 to 9.77	32,466	1.55 to 0.80	1.34	(19.88) to (20.48)
	2010	2,737	12.55 to 12.28	34,259	1.55 to 0.80	1.57	21.52 to 20.62
	2009	2,977	10.33 to 10.18	30,698	1.55 to 0.80	0.05	59.88 to 58.68
American Growth Trust Series II	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	(5.22) to (6.72)
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74
	2009	64,066	18.31 to 16.46	1,013,458	2.05 to 0.45	0.08	38.05 to 35.86
American Growth Trust Series III	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	(5.06) to (5.76)
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86
	2009	5,975	10.34 to 10.19	61,649	1.55 to 0.80	0.90	38.21 to 37.18
American Growth-Income Trust Series I	2013	5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51
	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011	7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	(2.53) to (3.93)
	2010	9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97
	2009	10,752	16.87 to 15.32	169,407	1.90 to 0.45	1.10	27.18 to 25.96
American Growth-Income Trust Series II	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012	39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011	43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	(2.68) to (4.23)
	2010	50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59
	2009	55,869	16.86 to 15.16	820,869	2.05 to 0.45	1.06	30.08 to 28.01
American Growth-Income Trust Series III	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011	6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	(2.53) to (3.26)
	2010	6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72
	2009	6,436	10.84 to 10.69	69,674	1.55 to 0.80	2.16	30.22 to 29.24
American High-Income Bond Trust Series II	2013	0	16.60 to 15.09	0	2.05 to 0.45	0.09	2.72 to 2.20
	2012	3,402	16.16 to 14.76	51,691	2.05 to 0.45	6.33	12.47 to 10.68
	2011	3,542	14.37 to 13.34	48,383	2.05 to 0.45	6.56	0.87 to (0.73)
	2010	4,170	14.25 to 13.43	57,073	2.05 to 0.45	7.13	14.01 to 12.20
	2009	4,418	12.50 to 11.97	53,605	2.05 to 0.45	6.75	37.80 to 35.61
American High-Income Bond Trust Series III	2013	0	17.95 to 17.26	0	1.55 to 0.80	0.59	2.55 to 1.33
	2012	2,448	17.46 to 16.83	42,540	1.55 to 0.80	6.72	12.63 to 11.79
	2011	2,675	15.50 to 15.06	41,314	1.55 to 0.80	7.46	1.03 to 0.28
	2010	2,741	15.34 to 15.02	41,957	1.55 to 0.80	8.73	14.06 to 13.21
	2009	1,265	13.45 to 13.26	16,993	1.55 to 0.80	26.39	38.08 to 37.05

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American International Trust Series II	2013	18,938	$34.18 to $28.82	$492,157	2.05% to 0.45%	0.77%	20.44% to 18.53%
	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011	26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	(14.76) to (16.11)
	2010	28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52
	2009	30,807	26.86 to 24.14	679,801	2.05 to 0.45	0.91	41.77 to 39.52
American International Trust Series III	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011	4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60
	2009	900	11.51 to 11.35	10,332	1.55 to 0.80	4.68	42.00 to 40.94
American New World Trust Series II	2013	3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011	5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	(14.79) to (16.14)
	2010	6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81
	2009	5,874	12.70 to 12.17	72,479	2.05 to 0.45	1.19	48.15 to 45.80
American New World Trust Series III	2013	144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011	228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	(14.71) to (15.34)
	2010	198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03
	2009	132	11.63 to 11.47	1,529	1.55 to 0.80	2.57	48.36 to 47.25
Basic Value Focus (a)	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011	281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	(3.99) to (4.47)
	2010	382	29.22 to 14.98	8,946	1.90 to 1.40	1	11.11 to 10.55
	2009	455	26.30 to 13.55	9,606	1.90 to 1.40	1.84	29.09 to 28.45
Blue Chip Growth Trust Series I	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011	10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to (0.47)
	2010	12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97
	2009	14,833	15.12 to 11.91	265,754	1.90 to 0.45	0.14	42.25 to 40.21
Blue Chip Growth Trust Series II	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012	6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011	7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to (0.81)
	2010	7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59
	2009	8,551	15.00 to 14.84	113,765	2.05 to 0.45	0.09	41.92 to 39.67
Bond PS Series - Series II	2013	19	12.84 to 12.61	245	2.00 to 0.80	2.78	(2.50) to (3.67)
	2012	22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011	176	12.64 to 12.56	2,232	2.00 to 0.80	1.47	1.11 to 0.50
Bond Trust Series I	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	(2.24) to (2.88)
	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011	18,061	12.58 to 12.56	227,156	1.55 to 0.80	3.65	0.64 to 0.51
Bond Trust Series II	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	(2.07) to (3.63)
	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011	44,532	12.58 to 12.55	559,347	2.05 to 0.45	3.36	0.67 to 0.40
Capital Appreciation Trust Series I	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011	14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	(0.37) to (1.80)
	2010	17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73
	2009	11,642	11.62 to 9.80	105,780	1.90 to 0.45	0.25	41.65 to 39.61
Capital Appreciation Trust Series II	2013	3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012	3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011	4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	(0.62) to (2.19)
	2010	4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31
	2009	4,634	16.49 to 15.15	62,886	2.05 to 0.45	0.05	41.41 to 39.16

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Capital Appreciation Value Trust Series II	2013	17,243	$18.88 to $17.28	$307,584	2.05% to 0.45%	1.03%	21.39% to 19.46%
	2012	19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011	21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010	24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33
	2009	27,231	11.78 to 11.49	315,680	2.05 to 0.45	2.10	29.25 to 27.20
Core Allocation Plus Trust Series I	2013	0	15.98 to 15.30	0	1.55 to 0.80	3.19	18.21 to 15.31
	2012	1,427	13.42 to 12.94	19,050	1.55 to 0.80	1.28	12.67 to 11.83
	2011	1,680	11.91 to 11.57	19,937	1.55 to 0.80	1.33	(3.09) to (3.81)
	2010	1,753	12.29 to 12.03	21,489	1.55 to 0.80	1.14	9.62 to 8.80
	2009	1,749	11.22 to 11.06	19,574	1.55 to 0.80	2.17	24.21 to 23.28
Core Allocation Plus Trust Series II	2013	0	15.70 to 14.38	0	2.05 to 0.45	2.91	19.20 to 17.44
	2012	10,880	13.17 to 12.24	136,809	2.05 to 0.45	1.16	12.84 to 11.04
	2011	11,824	11.67 to 11.03	133,054	2.05 to 0.45	1.09	(2.95) to (4.49)
	2010	12,998	12.03 to 11.55	152,254	2.05 to 0.45	0.91	9.79 to 8.05
	2009	13,790	10.95 to 10.69	148,644	2.05 to 0.45	1.69	24.54 to 22.56
Core Bond Trust Series II	2013	465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	(2.79) to (4.34)
	2012	638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12 to 7.38
Core Fundamental Holdings Trust Series II	2013	0	16.86 to 16.45	0	2.10 to 0.35	1.91	13.07 to 11.24
	2012	16,596	14.91 to 14.79	285,646	2.10 to 0.35	1.83	10.42 to 8.50
	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17 to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81 to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41 to 17.16
Core Fundamental Holdings Trust Series III	2013	0	19.75 to 19.08	0	1.55 to 0.80	2.24	12.25 to 10.85
	2012	1,417	17.47 to 17.00	24,658	1.55 to 0.80	2.15	10.29 to 9.46
	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18 to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20 to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85 to 15.28
Core Global Diversification Trust Series I	2013	0	16.93	0	1.20	2.10	11.49
	2012	10	15.18	157	1.20	8.06	11.77
	2011	10	13.58	140	1.20	2.14	(4.70)
Core Global Diversification Trust Series II	2013	0	16.30 to 16.28	0	2.10 to 0.35	1.94	12.17 to 10.36
	2012	17,002	14.76 to 14.54	291,005	2.10 to 0.35	7.82	12.50 to 10.54
	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09) to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30 to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4 to 21.10
Core Global Diversification Trust Series III	2013	0	19.47 to 18.81	0	1.55 to 0.80	2.54	11.36 to 10.56
	2012	1,054	17.36 to 16.89	18,237	1.55 to 0.80	8.02	12.44 to 11.59
	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13) to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84 to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48 to 18.90
Core Strategy Trust Series I	2013	10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86
Core Strategy Trust Series II	2013	205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012	42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44) to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11 to 19.18
Core Strategy Trust Series NAV	2013	577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012	601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011	408	15.72	6,412	1.20	2.20	(1.01)
	2010	442	15.88	7,020	1.20	2.32	14.16 to 11.22
	2009	422	14.27	6,031	1.20	3.14	14.20 to 10.40

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Disciplined Diversification Trust Series II	2013	0	$16.27 to $14.90	$0	2.05% to 0.45%	3.61%	14.12% to 12.43%
	2012	14,939	14.26 to 13.26	203,638	2.05 to 0.45	2.16	12.09 to 10.30
	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73) to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67 to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39 to 24.39
DWS Equity 500 Index (a)	2013	548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012	637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04 to 23.24
Equity-Income Trust Series I	2013	6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012	7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25) to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15 to 23.35
Equity-Income Trust Series II	2013	7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012	8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46) to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98 to 23.00
Financial Services Trust Series I	2013	680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012	752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011	891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	(9.92) to (11.21)
	2010	1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14
	2009	1,450	13.35 to 12.10	17,662	1.90 to 0.45	0.70	40.77 to 38.74
Financial Services Trust Series II	2013	1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012	1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011	1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	(10.07) to (11.49)
	2010	1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
	2009	2,251	14.85 to 14.32	29,096	2.05 to 0.45	0.51	40.35 to 38.12
Founding Allocation Trust Series I	2013	3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012	3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011	3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	(2.19) to (2.92)
	2010	3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
	2009	3,794	11.33 to 11.17	42,903	1.55 to 0.80	5.28	30.42 to 29.45
Founding Allocation Trust Series II	2013	83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012	93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011	103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05) to (3.70)
	2010	116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20
	2009	128,398	17.26 to 9.68	1,261,886	2.05 to 0.35	3.86	30.67 to 28.46
Fundamental All Cap Core Trust Series II	2013	2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012	2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011	3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	(2.73) to (4.27)
	2010	3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80
	2009	4,142	16.21 to 14.57	62,407	2.05 to 0.45	1.17	27.45 to 25.42
Fundamental Holdings Trust Series II	2013	0	14.88 to 13.51	0	2.05 to 0.45	1.64	13.01 to 11.34
	2012	74,401	13.17 to 12.13	929,069	2.05 to 0.45	1.55	11.96 to 10.18
	2011	81,570	11.76 to 11.01	918,855	2.05 to 0.45	1.32	(1.65) to (3.20)
	2010	89,991	12.16 to 11.37	1,041,332	2.05 to 0.35	1.38	7.96 to 1.20
	2009	94,707	12.01 to 10.54	1,009,532	2.05 to 0.35	1.67	26.24 to 24.11
Fundamental Holdings Trust Series III	2013	0	15.74 to 15.07	0	1.55 to 0.80	2.06	12.33 to 11.16
	2012	4,484	13.91 to 13.41	62,110	1.55 to 0.80	2.03	12.02 to 11.17
	2011	4,846	12.42 to 12.06	59,987	1.55 to 0.80	1.86	(1.49) to (2.23)
	2010	4,994	12.61 to 12.34	62,808	1.55 to 0.80	1.91	9.83 to 9.01
	2009	4,976	11.48 to 11.32	57,028	1.55 to 0.80	2.67	26.26 to 25.32
Fundamental Large Cap Value Trust Series I	2013	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Fundamental Large Cap Value Trust Series II	2013	1,686	$24.09 to $20.64	$36,342	2.05% to 0.45%	0.89%	31.51% to 29.43%
	2012	862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011	791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to (0.43)
	2010	851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.6 to 10.81
	2009	969	13.00 to 11.87	11,846	2.05 to 0.45	1.88	23.95 to 21.98
Fundamental Value Trust Series I	2013	14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012	16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011	19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	(4.21) to (5.59)
	2010	24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97
	2009	28,241	14.23 to 13.07	368,109	1.90 to 0.45	0.92	31.19 to 29.30
Fundamental Value Trust Series II	2013	11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012	14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011	16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	(4.42) to (5.93)
	2010	19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59
	2009	22,342	15.57 to 15.29	305,287	2.05 to 0.45	0.73	31.00 to 28.92
Global Allocation (a)	2013	44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012	45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011	52	25.90 to 15.28	816	1.90 to 1.40	1.83	(4.97) to (5.44)
	2010	64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82
	2009	70	25.40 to 14.84	1,080	1.90 to 1.40	1.78	19.37 to 18.77
Global Bond Trust Series I	2013	1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	(5.84) to (7.20)
	2012	1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011	2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010	2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23
	2009	3,158	21.42 to 19.75	80,083	1.90 to 0.45	12.24	14.87 to 13.22
Global Bond Trust Series II	2013	6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	(6.09) to (7.58)
	2012	6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011	7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010	8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89
	2009	9,500	20.84 to 15.37	176,112	2.05 to 0.45	11.74	14.62 to 12.8
Global Diversification Trust Series II	2013	0	14.95 to 13.56	0	2.05 to 0.45	1.58	12.89 to 11.22
	2012	56,688	13.24 to 12.19	711,503	2.05 to 0.45	1.53	15.03 to 13.20
	2011	62,998	11.51 to 10.77	694,418	2.05 to 0.45	1.63	(6.96) to (8.43)
	2010	69,808	12.65 to 11.77	835,495	2.05 to 0.35	1.80	10.02 to 0.89
	2009	74,544	12.54 to 10.69	806,356	2.05 to 0.35	1.81	35.81 to 33.53
Global Trust Series I	2013	5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012	6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011	7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	(6.42) to (7.76)
	2010	8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73
	2009	9,050	14.26 to 12.37	157,234	1.90 to 0.45	1.71	30.78 to 28.90
Global Trust Series II	2013	1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012	1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011	1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	(6.64) to (8.12)
	2010	1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37
	2009	2,125	16.19 to 15.59	30,510	2.05 to 0.45	1.43	30.51 to 28.44
Health Sciences Trust Series I	2013	1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012	1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011	1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010	1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52
	2009	2,244	19.75 to 17.17	40,345	1.90 to 0.45	0.00	31.22 to 29.33
Health Sciences Trust Series II	2013	1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012	1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011	2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010	2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13
	2009	2,553	21.31 to 20.04	47,857	2.05 to 0.45	0.00	30.96 to 28.89

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
High Yield Trust Series I	2013	5,682	$25.60 to $23.05	$98,605	1.90% to 0.45%	7.77%	8.04% to 6.48%
	2012	2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011	2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to (1.00)
	2010	3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64
	2009	3,881	17.58 to 16.77	67,491	1.90 to 0.45	11.77	53.82 to 51.61
High Yield Trust Series II	2013	4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012	3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011	3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to (1.37)
	2010	4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23
	2009	5,174	19.76 to 16.88	90,802	2.05 to 0.45	13.15	53.66 to 51.23
International Core Trust Series I	2013	1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012	1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011	2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	(9.98) to (11.28)
	2010	2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52
	2009	2,759	14.05 to 13.82	37,608	1.90 to 0.45	2.41	18.11 to 16.41
International Core Trust Series II	2013	1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012	1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48
	2011	1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	(10.20) to (11.63)
	2010	1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16
	2009	1,799	19.32 to 16.51	26,618	2.05 to 0.45	2.16	17.99 to 16.12
International Equity Index Trust B Series I	2013	1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012	1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69
International Equity Index Trust B Series II	2013	1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012	1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63
International Equity Index Trust B Series NAV	2013	1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012	1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011	2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	(15.18) to (15.73)
	2010	2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18
	2009	2,431	9.88 to 9.72	23,976	2.05 to 1.40	3.74	36.87 to 35.99
International Growth Stock Trust Series II	2013	1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012	1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71
International Small Company Trust Series I	2013	1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012	2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011	2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	(16.60) to (17.80)
	2010	3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40
	2009	3,936	12.28 to 12.26	48,283	1.90 to 0.45	0.78	(1.76) to (1.95)
International Small Company Trust Series II	2013	1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012	1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011	1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	(16.80) to (18.12)
	2010	2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97
	2009	2,329	12.28 to 12.25	28,557	2.05 to 0.45	0.77	(1.76) to (1.97)
International Value Trust Series I	2013	4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012	4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011	5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	(13.24) to (14.49)
	2010	6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95
	2009	8,033	19.02 to 18.15	133,409	1.90 to 0.45	2.12	35.16 to 33.22
International Value Trust Series II	2013	3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012	4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011	5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	(13.38) to (14.75)
	2010	6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58
	2009	6,734	22.43 to 20.25	123,005	2.05 to 0.45	1.97	34.98 to 32.84
Investment Quality Bond Trust Series I	2013	9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	(2.36) to (3.76)
	2012	10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011	10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010	9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43
	2009	8,811	22.23 to 16.56	156,994	1.90 to 0.45	5.32	11.94 to 10.33

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Investment Quality Bond Trust Series II	2013	5,354	$21.47 to $16.22	$95,946	2.05% to 0.45%	3.47%	(2.47)% to (4.02)%
	2012	5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011	6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010	7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12
	2009	8,375	17.98 to 14.48	135,967	2.05 to 0.45	5.56	11.7 to 9.92
Lifestyle Aggressive Trust Series I	2013	4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012	4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011	5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	(6.92) to (8.26)
	2010	6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26
	2009	6,570	14.29 to 13.77	95,283	1.90 to 0.45	1.03	35.02 to 33.08
Lifestyle Aggressive Trust Series II	2013	7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012	8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011	10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	(7.14) to (8.61)
	2010	11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77
	2009	12,202	17.67 to 16.54	178,414	2.05 to 0.45	0.85	34.85 to 32.71
Lifestyle Aggressive PS Series - Series II	2013	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24
Lifestyle Balanced Trust Series I	2013	33,736	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012	36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011	40,215	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to (1.27)
	2010	40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64
	2009	40,030	18.60 to 15.29	662,526	1.90 to 0.45	4.71	30.16 to 28.29
Lifestyle Balanced Trust Series II	2013	465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012	514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011	560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to (1.66)
	2010	606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06
	2009	611,485	16.63 to 11.30	9,123,269	2.05 to 0.35	4.44	30.02 to 27.83
Lifestyle Balanced Trust Series NAV	2013	5	17.15	84	1.20	2.95	11.55
	2012	5	15.37	71	1.20	2.25	10.56
	2011	5	13.90	70	1.20	3.57	(0.53)
Lifestyle Balanced PS Series - Series I	2013	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06
Lifestyle Balanced PS Series - Series II	2013	13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07
	2012	12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011	5,516	12.43 to 12.15	67,247	2.00 to 0.80	2.86	(0.56) to (2.82)
Lifestyle Conservative Trust Series I	2013	8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012	11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011	11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010	11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07
	2009	11,453	21.47 to 15.99	208,449	1.90 to 0.45	5.85	21.16 to 19.42
Lifestyle Conservative Trust Series II	2013	100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012	133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011	136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010	141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39
	2009	133,572	15.23 to 12.60	2,071,302	2.05 to 0.35	5.98	21.01 to 18.98
Lifestyle Conservative PS Series - Series II	2013	3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012	4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011	2,167	12.52 to 12.50	27,160	2.00 to 0.80	3.27	0.13 to (0.03)
Lifestyle Growth Trust Series I	2013	35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012	37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011	37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	(2.04) to (3.45)
	2010	36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89
	2009	35,026	16.54 to 14.50	534,792	1.90 to 0.45	3.45	32.70 to 30.79
Lifestyle Growth Trust Series II	2013	666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012	708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011	737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44
	2009	783,017	17.07 to 10.78	11,149,868	2.05 to 0.35	3.24	32.48 to 30.25

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Growth Trust Series NAV	2013	36	$18.63	$680	1.20%	2.58%	17.96%
	2012	36	15.79	576	1.20	2.48	12.54
	2011	11	14.03	150	1.20	2.83	(2.72)
Lifestyle Growth PS Series - Series I	2013	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69
Lifestyle Growth PS Series - Series II	2013	18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012	12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011	7,241	12.39 to 11.92	86,637	2.00 to 0.80	2.16	(0.89) to (4.63)
Lifestyle Moderate Trust Series I	2013	11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012	13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011	14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010	14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47
	2009	13,923	19.83 to 15.50	245,632	1.90 to 0.45	4.95	26.69 to 24.87
Lifestyle Moderate Trust Series II	2013	145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012	162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011	172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010	182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75
	2009	175,830	15.75 to 12.00	2,638,640	2.05 to 0.35	5.00	26.42 to 24.29
Lifestyle Moderate PS Series - Series I	2013	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73
Lifestyle Moderate PS Series - Series II	2013	5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012	5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011	2,737	12.48 to 12.31	33,824	2.00 to 0.80	2.82	(0.20) to (1.48)
Mid Cap Index Trust Series I	2013	1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012	1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011	1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	(2.69) to (4.09)
	2010	1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61
	2009	2,155	19.15 to 16.06	36,668	1.90 to 0.45	1.02	36.15 to 34.19
Mid Cap Index Trust Series II	2013	2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012	2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011	3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	(2.90) to (4.44)
	2010	4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26
	2009	4,703	18.47 to 17.24	74,103	2.05 to 0.45	0.84	35.77 to 33.61
Mid Cap Stock Trust Series I	2013	7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012	8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011	10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	(9.61) to (10.91)
	2010	10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77
	2009	11,822	16.70 to 16.62	167,211	1.90 to 0.45	0.00	30.76 to 28.88
Mid Cap Stock Trust Series II	2013	3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012	4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011	4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	(9.80) to (11.23)
	2010	5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32
	2009	6,241	19.57 to 19.35	107,670	2.05 to 0.45	0.00	30.46 to 28.39
Mid Value Trust Series I	2013	2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012	3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011	3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	(5.35) to (6.71)
	2010	4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97
	2009	5,578	15.84 to 14.80	84,585	1.90 to 0.45	0.45	35.03 to 33.73
Mid Value Trust Series II	2013	3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012	3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011	4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	(5.46) to (6.96)
	2010	5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44
	2009	6,142	15.82 to 14.68	92,029	2.05 to 0.45	0.35	45.36 to 43.05
Money Market Trust Series I	2013	6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	(0.44) to (2.07)
	2012	8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	(0.44) to (2.08)
	2011	11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	(0.38) to (2.00)
	2010	11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	(0.45) to (1.22)
	2009	15,261	16.36 to 12.61	240,290	1.90 to 0.45	0.22	(0.25) to (1.69)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust Series II	2013	33,503	$12.37 to $11.48	$403,055	2.05% to 0.35%	0.00%	(0.34)% to (2.02)%
	2012	53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	(0.34) to (2.03)
	2011	69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	(0.28) to (1.95)
	2010	65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	(0.35) to (2.03)
	2009	88,917	12.53 to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27) to (1.95)
Money Market Trust B Series NAV	2013	1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	(1.38) to (2.02)
	2012	2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	(1.35) to (1.99)
	2011	2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	(1.30) to (1.94)
	2010	2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	(1.34) to (1.98)
	2009	2,575	12.74 to 12.52	32,692	2.05 to 1.40	0.49	(0.92) to (1.56)
Mutual Shares Trust Series I	2013	13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	21.65 to 26.37
	2012	15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011	16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	(1.73) to (2.46)
	2010	14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80
	2009	11,608	10.59 to 10.44	122,736	1.55 to 0.80	2.01	26.32 to 25.38
Natural Resources Trust Series II	2013	2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012	3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	(0.23) to (1.82)
	2011	3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	(20.73) to (21.99)
	2010	4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54
	2009	4,957	41.67 to 37.46	173,158	2.05 to 0.45	0.68	58.18 to 55.67
PIMCO All Asset (a)	2013	1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	(0.55) to (2.13)
	2012	1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011	1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to (0.40)
	2010	1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42
	2009	1,526	16.57 to 15.14	23,774	2.05 to 0.45	6.80	20.77 to 18.85
Real Estate Securities Trust Series I	2013	1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	(0.55) to (1.98)
	2012	1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011	1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010	1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77
	2009	2,091	22.75 to 20.62	48,549	1.90 to 0.45	3.38	29.59 to 27.72
Real Estate Securities Trust Series II	2013	1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	(0.83) to (2.40)
	2012	2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011	2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010	3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26
	2009	3,297	21.53 to 18.61	62,000	2.05 to 0.45	3.26	29.46 to 27.40
Real Return Bond Trust Series II	2013	2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	(9.83) to (11.26)
	2012	3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011	3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010	4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46
	2009	5,613	16.42 to 14.76	85,502	2.05 to 0.45	0.09	18.69 to 16.81
Science & Technology Trust Series I	2013	4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012	5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011	6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	(8.16) to (9.48)
	2010	8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27
	2009	9,847	11.97 to 9.36	108,495	1.90 to 0.45	0.00	63.75 to 61.39
Science & Technology Trust Series II	2013	1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012	2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011	2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	(8.39) to (9.84)
	2010	3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86
	2009	3,709	16.79 to 16.04	51,365	2.05 to 0.45	0.00	63.40 to 60.81
Short Term Government Income Trust Series I	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	(1.31) to (2.73)
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to (0.71)
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57
Short Term Government Income Trust Series II	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	(1.51) to (3.07)
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to (1.05)
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34

(a) Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Small Cap Growth Trust Series I	2013	31	$20.46 to $19.57	$629	1.55% to 0.80%	0.00%	41.87% to 34.84%
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	(7.56) to (8.25)
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20
	2009	8	11.07 to 10.91	86	1.55 to 0.80	0.00	33.51 to 32.51
Small Cap Growth Trust Series II	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	(7.43) to (8.90)
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24
	2009	2,052	16.31 to 15.13	30,671	2.05 to 0.45	0.00	33.82 to 31.70
Small Cap Index Trust Series I	2013	638	25.89 to 12.50	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	19.03 to 12.50	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	16.71 to 12.50	14,214	1.90 to 0.45	1.08	(4.93) to (6.30)
	2010	1,068	17.83 to 12.50	18,602	1.90 to 0.45	0.51	25.80 to 23.99
	2009	1,130	14.38 to 12.50	15,815	1.90 to 0.45	0.80	26.08 to 24.26
Small Cap Index Trust Series II	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	(5.07) to (6.57)
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54
	2009	4,053	17.19 to 15.67	58,966	2.05 to 0.45	0.61	25.78 to 23.78
Small Cap Opportunities Trust Series I	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	(3.60) to (4.98)
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23
	2009	1,686	18.12 to 16.45	28,464	1.90 to 0.45	0.00	33.26 to 31.34
Small Cap Opportunities Trust Series II	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	(3.76) to (5.28)
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72
	2009	1,672	17.95 to 16.14	26,864	2.05 to 0.45	0.00	33.00 to 30.89
Small Cap Value Trust Series I	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to (0.51)
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16
	2009	19	12.48 to 12.30	241	1.55 to 0.80	0.95	27.63 to 26.67
Small Cap Value Trust Series II	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to (1.20)
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38
	2009	2,611	15.38 to 14.27	37,414	2.05 to 0.45	0.40	27.81 to 25.78
Small Company Value Trust Series I	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	(1.37) to (2.79)
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08
	2009	3,877	22.46 to 19.37	80,022	1.90 to 0.45	0.37	27.11 to 25.28
Small Company Value Trust Series II	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	(1.64) to (3.20)
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70
	2009	4,564	18.98 to 18.73	78,532	2.05 to 0.45	0.23	26.90 to 24.89
Smaller Company Growth Trust Series I	2013	0	23.55 to 22.20	0	1.90 to 0.45	0.00	34.49 to 32.69
	2012	1,576	17.51 to 16.73	26,754	1.90 to 0.45	0.00	15.70 to 14.02
	2011	1,905	15.13 to 14.67	28,212	1.90 to 0.45	0.00	(7.52) to (8.85)
	2010	2,378	16.36 to 16.10	38,476	1.90 to 0.45	0.00	24.48 to 22.69
	2009	2,847	13.14 to 13.12	37,391	1.90 to 0.45	0.00	5.16 to 4.96
Smaller Company Growth Trust Series II	2013	0	23.35 to 21.88	0	2.05 to 0.45	0.00	34.24 to 32.26
	2012	897	17.40 to 16.55	15,048	2.05 to 0.45	0.00	15.46 to 13.62
	2011	1,221	15.07 to 14.56	17,933	2.05 to 0.45	0.00	(7.71) to (9.17)
	2010	1,433	16.33 to 16.03	23,083	2.05 to 0.45	0.00	24.29 to 22.32
	2009	1,649	13.14 to 13.11	21,623	2.05 to 0.45	0.00	5.09 to 4.87

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Strategic Income Opportunities Trust Series I	2013	2,443	$23.22 to $20.19	$51,409	1.90% to 0.45%	5.33%	3.35% to 1.86%
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53
Strategic Income Opportunities Trust Series II	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to (0.18)
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18
	2009	768	17.11 to 15.63	12,305	2.05 to 0.45	6.37	25.87 to 23.87
Total Bond Market Trust B Series II	2013	6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	(3.21) to (4.79)
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	(0.20) to (0.47)
Total Bond Market Trust B Series NAV	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	(3.22) to (3.94)
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	(0.24) to (0.36)
Total Return Trust Series I	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	(2.47) to (3.87)
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62
	2009	12,463	23.01 to 17.81	250,132	1.90 to 0.45	3.98	13.08 to 11.46
Total Return Trust Series II	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	(2.67) to (4.21)
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23
	2009	17,776	19.02 to 15.43	306,156	2.05 to 0.45	3.94	12.85 to 11.06
Total Stock Market Index Trust Series I	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	(0.17) to (1.61)
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99
	2009	1,289	12.11 to 11.36	13,420	1.90 to 0.45	1.60	28.29 to 26.44
Total Stock Market Index Trust Series II	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	(0.29) to (1.87)
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52
	2009	3,056	15.37 to 14.88	41,686	2.05 to 0.45	1.40	27.95 to 25.92
Ultra Short Term Bond Trust Series I	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	(0.86) to (1.60)
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	(0.27) to (1.02)
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	(0.67) to (1.41)
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	(0.20) to (0.47)
Ultra Short Term Bond Trust Series II	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	(0.61) to (2.34)
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to (1.73)
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	(0.43) to (2.15)
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	(0.23) to (0.95)
US Equity Trust Series I	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45
US Equity Trust Series II	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18
Utilities Trust Series I	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78
	2009	1,410	19.40 to 19.15	24,792	1.90 to 0.45	4.66	33.17 to 31.25
Utilities Trust Series II	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32
	2009	1,087	29.17 to 27.19	28,487	2.05 to 0.45	4.54	32.87 to 30.76

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Value Opportunities (a)	2013	84	$97.54 to $25.03	$4,387	1.90% to 1.40%	0.37%	40.22% to 39.52%
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	(3.90) to (4.38)
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08
	2009	167	51.13 to 13.39	4,610	1.90 to 1.40	0.49	26.46 to 25.83
Value Trust Series I	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to (0.92)
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92
	2009	5,781	20.14 to 15.58	99,043	1.90 to 0.45	1.36	40.55 to 38.52
Value Trust Series II	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to (1.21)
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49
	2009	1,798	20.25 to 18.02	28,922	2.05 to 0.45	1.12	40.16 to 37.94

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*  *  *  *   *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

	(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H,

	(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.

	(3)	(i)	Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Form N-4, File Number 033-76162, filed on February 25, 1998.

		(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24 (b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

		(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(a)	(i)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract (ICC11-VENTURE.11)—Incorporated by reference to Exhibit 24(b)(4)(a)(i) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Specifications Page (ICC11-SP.VEN-L.11)—Incorporated by reference to Exhibit 24(b)(4)(a)(ii) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

	(b)	(i)	Form of Income Plus for Life 6.11 Rider—single life Qual (ICC11-BR001Q.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(i) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Income Plus for Life 6.11 Rider—single life NQ (ICC11-BR001NQ.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(ii) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iii)	Form of Income Plus for Life 6.11 Rider—joint life Qual (ICC11-BR002Q.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iv)	Form of Income Plus for Life 6.11 Rider—joint life NQ (ICC11-BR002NQ.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(iv) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(v)	Form of Annual Step Death Benefit Rider (ICC11-BR010-R.11)—Incorporated by reference to Exhibit 24(b)(4)(b)(v) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

	(c)	(i)	Form of DCA Endorsement (ICC11-END002. 11)—Incorporated by reference to Exhibit 24(b)(4)(c)(i) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(ii)	Form of Nursing Home Waiver Endorsement (ICC11-NSEND001.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(ii) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iii)	Form of Endorsement for Section 401a Plans (ICC11-END401A.11)—Incorporated by reference to Exhibit 24(b)(4)(c) (iii) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(iv)	Form of Endorsement for IRAs (ICC11-ENDIRA.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(iv) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(v)	Form of Endorsement for Roth IRAs (ICC11-ENDROTH.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(v) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

		(vi)	Form of Endorsement for SIMPLE IRAs (ICC11-ENDSIMPLE.11)—Incorporated by reference to Exhibit 24(b)(4)(c)(vi) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

(5)	(a)	Form of Specimen Application for Annuity Contract (ICC11-APPVENL11)—Incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

(6)		(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6)(b) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedules of computation—Incorporated by reference to Exhibit (b)(13) to Post-Effective Amendment No. 2 to Form N-4, File No. 33-76162, Filed on March 1, 1996.

(14)	Financial Data Schedule—Not Applicable.

(15)	(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Exhibit 24(b)(15) to this Registration Statement, File No. 333-172473, filed on February 28, 2011.

(ii) Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(ii) to this Registration Statement, File No. 333-172473, filed on May 17, 2011.

(iii) Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(iii) to this Registration Statement, File No. 333-172473, filed on April 25, 2012.

(iv) Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(iv) to this Registration Statement, File No. 333-172473, filed on April 26, 2013.

(v) Power of Attorney for Michael Doughty. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Christopher Sutherland†	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2013 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2014, there were 822 qualified contracts and 411 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XII of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty ***, Steven Finch***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2014.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President & Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President & Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

* /s/ Thomas J. Loftus	Senior Counsel—Annuities

Thomas J. Loftus

Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(v)	Power of Attorney for Michael Doughty